UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07852

USAA Mutual Funds Trust
(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, Building Two, San Antonio, Texas			78256
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-235-8396

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2020

Item 1. Reports to Stockholders.

MARCH 31, 2020

Annual Report

USAA California Bond Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Supplemental Information (Unaudited)	36
Expense Example	36
Proxy Voting and Portfolio Holdings Information	36
Trustees' and Officers' Information	37
Additional Federal Income Tax Information	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

2

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA California Bond Fund

Managers' Commentary

(Unaudited)

John C. Bonnell, CFA
Regina G. Conklin, CPA, CFA
Andrew R. Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2020, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, market conditions changed drastically during the reporting period.

For the first approximate 11 months of the reporting period, tax-exempt bonds generated strong positive returns. In the second half of calendar year 2019, due to intensifying U.S.-China trade tensions and global economic weakness, the U.S. Federal Reserve (the "Fed") cut the target federal funds rate from a range of 2.25% - 2.50% to a target range of 1.50% - 1.75%. Municipal bond AAA rates followed suit by generally falling for the majority of the reporting period, reaching their lows on March 9, 2020. Tax-exempt bonds also benefited from supply-and-demand dynamics during the first approximate 11 months of the reporting period. Supply was tight, as new issuance failed to keep pace with demand. Demand was intense, as municipal bond mutual funds saw inflows every week during the reporting period up to early March. In late February and early March, as the emergence of a novel coronavirus (COVID-19) raised fears about a potential U.S. economic slowdown, municipal bonds held up well compared to other segments of the fixed income market.

That all changed on March 10, 2020. For the next 10 days, interest rates rose quickly and significantly along the municipal yield curve amid record outflows from municipal bond mutual funds. The trend reversed on March 20, and municipal bond yields fell sharply, finishing the reporting period below their starting points. Over this period , the 3-year AAA municipal bond rate started at 0.50% on March 9, rose to 2.75% on March 20, and fell to 1.11% on March 31 (after starting the reporting period at 1.54% on April 1, 2019). Municipal bond credit spreads (yield differentials between municipal bonds with similar maturities but different credit ratings) widened in March 2020, with spreads on lower-rated municipal securities widening the most. Rating agencies placed entire municipal bond sectors on credit watch because of a potential economic slowdown driven by the shutdowns, lockdowns, and self-quarantines that had been instituted to slow the spread of COVID-19. The Fed responded with unprecedented actions, slashing the target federal funds rate to a range of between zero and 0.25%, implementing quantitative easing and credit support programs, and offering assistance to state and municipal governments. The Fed also has said it will do what it takes to keep financial markets—including the municipal bond market—fully functioning.

•  How did the USAA California Bond Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2020, the Fund Shares and Adviser Shares had a total return of

4

USAA Mutual Funds Trust

USAA California Bond Fund (continued)

3.62% and 3.36%, respectively, versus an average return of 2.47% for the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 2.60% for the Lipper California Municipal Debt Funds Index and 3.85% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 2.70% and 2.44%, respectively, compared to the Lipper category average of 2.72%.

•  What are the conditions in the state of California?

California's economy of nearly 40 million people, the largest among the 50 states, is broad, diverse, and considerable. However, the health risks posed by the novel coronavirus ("COVID-19") pandemic have resulted in unprecedented business shutdowns and economic stress that will translate into financial stress for state and local governments to varying degrees. The financial impact to the state of California will be substantial due to expected higher unemployment and the negative impact to personal income and sales tax collections. The ultimate impact on California's fiscal position will depend both on the duration of the unprecedented economic shutdown, and the amount California receives from the $2 trillion COVID-19 rescue bill passed by Congress. On a positive note, following the 2008 recession, California made significant structural changes to its fiscal operations that have contributed to an improved financial position. Areas of improvement include timely budgets, restrained spending, and the creation of "rainy-day" reserve funds that result in strengthened state liquidity. The state currently maintains strong ratings of Aa2, AA-, AA from Moody's, S&P, and Fitch respectively with stable outlooks from all three rating agencies.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA California Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

	Fund Shares	Adviser Shares
INCEPTION DATE	10/10/90	8/1/10
	Net Asset Value	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Lipper California Municipal Debt Funds Index[2]
One Year	3.62%	3.36%	3.85%	2.60%
Five Year	3.11%	2.86%	3.19%	2.96%
Ten Year	5.03%	NA	4.14%	4.64%
Since Inception	NA	4.51%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA California Bond Fund — Growth of $10,000

1 The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

2 The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust

USAA California Bond Fund (continued)

Average Annual Compounded Returns with Reinvestment of Dividends — Periods Ended March 31, 2020

	Total Return	=	Dividend Return	+	Price Change
10 Years	5.03%	=	3.86%	+	1.17%
5 Years	3.11%	=	3.29%	+	–0.18%
1 Year	3.62%	=	2.72%	+	0.90%

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

Annual Total Returns and Compounded Dividend Returns for the
One-Year Periods Ended March 31, 2011 — March 31, 2020

Note the role that dividend returns play in the Fund Shares' total return over time. Share prices and dividend rates will vary from period to period. However, dividend returns generally are more consistent and less volatile than share prices.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

7

USAA Mutual Funds Trust USAA California Bond Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

Top 10 Industries

March 31, 2020

(% of Net Assets)

General Obligation	21.2%
Hospital	15.1%
Appropriated Debt	12.9%
Water/Sewer Utility	11.0%
Special Assessment/Tax/Fee	7.7%
Toll Road	5.5%
Education	5.3%
Nursing/CCRC	4.2%
Real Estate Tax/Fee	4.2%
Multifamily Housing	4.0%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA California Bond Fund (continued)	March 31, 2020

  (Unaudited)

Portfolio Ratings Mix*
March 31, 2020
(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and prerefunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

*  Does not include futures and money market instruments.

9

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.5%)
California (96.7%):
Abag Finance Authority for Nonprofit Corp. Revenue, 5.00%, 7/1/42, Continuously Callable @100	$1,500	$1,580
Abag Finance Authority for Nonprofit Corp. Revenue (NBGA — California Health Insurance Construction Loan Insurance Program), 5.00%, 1/1/33, Continuously Callable @101	4,235	4,612
Adelanto Public Utility Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/39, Continuously Callable @100	2,000	2,400
Alameda Corridor Transportation Authority Revenue, Series B, 5.00%, 10/1/37, Continuously Callable @100	2,000	2,361
Albany Unified School District, GO
Series B, 5.00%, 8/1/43, Continuously Callable @100	2,000	2,372
Series B, 4.00%, 8/1/46, Continuously Callable @100	1,500	1,641
Anaheim Public Financing Authority Revenue, Series A, 5.00%, 5/1/46, Continuously Callable @100	1,500	1,656
Bay Area Toll Authority Revenue
5.96% (MUNIPSA+125bps), 4/1/36, (Put Date 4/1/27) (a) (b) (c)	15,000	15,331
Series H, 5.00%, 4/1/49, Continuously Callable @100	4,000	4,752
Burbank Unified School District, GO 8/1/33, Continuously Callable @100 (c) (d) (h)	3,085	3,278
8/1/34, Continuously Callable @100 (c) (d) (i)	3,000	3,180
California Educational Facilities Authority Revenue
5.38%, 4/1/34, Pre-refunded 4/1/20 @ 100	6,000	6,000
5.00%, 10/1/43, Continuously Callable @100	2,000	2,463
5.00%, 10/1/48, Continuously Callable @100	2,000	2,446
5.00%, 10/1/49, Continuously Callable @100	3,100	3,646
Series A, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,149
California Enterprise Development Authority Revenue
4.00%, 11/1/49, Continuously Callable @100	1,900	2,082
4.00%, 11/1/50, Continuously Callable @100	680	745
California Enterprise Development Authority Revenue (LOC — Federal Home Loan Bank of San Francisco), 5.27%, 12/1/42, Continuously Callable @100 (c) (e)	10,000	10,000
California Health Facilities Financing Authority Revenue
4.00%, 3/1/39, Continuously Callable @100	8,105	8,576
4.00%, 10/1/47, Continuously Callable @100 (f)	10,000	10,823
Series A, 5.00%, 7/1/33, Continuously Callable @100	5,000	5,551
Series A, 5.00%, 11/15/39, Continuously Callable @100	2,100	2,308
Series A, 5.00%, 8/15/42, Continuously Callable @100	1,000	1,144
Series A, 4.00%, 8/15/50, Continuously Callable @100 (g)	2,000	2,197
Series A-2, 5.00%, 11/1/47	10,000	14,116
Series B, 4.00%, 11/15/41, Continuously Callable @100 (f)	14,000	14,965
California Health Facilities Financing Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program)
5.00%, 7/1/39, Continuously Callable @100	1,050	1,178
5.00%, 6/1/42, Continuously Callable @100	7,805	8,378
5.00%, 7/1/44, Continuously Callable @100	2,300	2,551
California Municipal Finance Authority Revenue
5.00%, 6/1/43, Continuously Callable @100	2,500	3,048
Series A, 5.00%, 2/1/37, Continuously Callable @100	750	886

See notes to financial statements.

10

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 2/1/42, Continuously Callable @100	$1,000	$1,169
Series A, 4.00%, 10/1/44, Continuously Callable @100	2,000	2,127
Series A, 5.00%, 2/1/47, Continuously Callable @100	1,000	1,155
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,000	1,084
Series A, 5.00%, 6/1/50, Continuously Callable @100	1,000	1,114
California Municipal Finance Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program)
4.13%, 5/15/39, Continuously Callable @100	1,900	2,041
4.13%, 5/15/46, Continuously Callable @100	2,100	2,216
Series B, 5.00%, 5/15/47, Continuously Callable @102	2,500	2,771
California Pollution Control Financing Authority Revenue
5.00%, 7/1/39, Continuously Callable @100 (e)	6,000	6,263
5.25%, 8/1/40, Continuously Callable @100 (e)	4,000	4,049
5.00%, 11/21/45, Continuously Callable @100 (e)	2,000	2,042
California Public Finance Authority Revenue
5.00%, 10/15/37, Continuously Callable @100	1,000	1,144
5.00%, 10/15/47, Continuously Callable @100	3,000	3,319
California School Finance Authority Revenue
5.00%, 8/1/41, Continuously Callable @100 (e)	1,750	1,843
5.00%, 8/1/46, Continuously Callable @100 (e)	2,250	2,343
Series A, 5.00%, 7/1/47, Continuously Callable @100 (e)	1,370	1,543
Series A, 5.00%, 7/1/49, Continuously Callable @100 (e)	1,000	1,154
Series A, 5.00%, 7/1/54, Continuously Callable @100 (e)	2,150	2,473
California State Educational Facilities Authority Revenue, Claremont Graduate University, Series B (LIQ — Deutsche Bank AG), Series 2017-7007, 4.75%, 3/1/42, Callable 5/6/20 @ 100 (c) (e)	17,400	17,400
California State Public Works Board Revenue, Series C, 5.00%, 4/1/31, Continuously Callable @100	6,875	6,896
California Statewide Communities Development Authority Revenue
5.00%, 5/15/40, Continuously Callable @100	2,000	2,279
5.00%, 5/15/42, Continuously Callable @100	1,500	1,587
5.00%, 11/1/43, Pre-refunded 11/1/24 @ 100	500	586
5.00%, 10/1/46, Continuously Callable @100	2,750	3,158
5.00%, 5/15/47, Continuously Callable @100	1,000	1,129
5.00%, 5/15/47, Continuously Callable @100	1,500	1,583
5.00%, 1/1/48, Continuously Callable @100	1,995	2,290
5.00%, 7/1/48, Continuously Callable @100	4,000	4,727
5.00%, 5/15/50, Continuously Callable @100	1,000	1,123
Series A, 4.00%, 8/15/51, Continuously Callable @100	3,000	3,263
Series A, 5.00%, 12/1/53, Continuously Callable @100	1,000	1,190
Series A, 5.00%, 12/1/57, Continuously Callable @100	2,500	2,967
California Statewide Communities Development Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program)
4.00%, 11/1/46, Continuously Callable @100	4,000	4,209
Series S, 5.00%, 8/1/44, Continuously Callable @102	2,400	2,594
Centinela Valley Union High School District, GO, Series B, 4.00%, 8/1/50, Continuously Callable @100 (f)	9,500	10,247
City of Atwater Wastewater Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/43, Continuously Callable @100	1,300	1,520
City of Chula Vista Revenue, 5.88%, 1/1/34, Continuously Callable @100	5,000	5,019

See notes to financial statements.

11

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Fillmore Wastewater Revenue, 5.00%, 5/1/47, Continuously Callable @100	$2,000	$2,360
City of Santa Clara Electric Revenue, Series A, 5.25%, 7/1/32, Continuously Callable @100	2,000	2,102
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.)
4.00%, 11/15/41, Continuously Callable @100	5,710	6,236
4.00%, 11/15/44, Continuously Callable @100	5,000	5,402
City of Upland Certificate of Participation
4.00%, 1/1/42, Continuously Callable @100	3,000	3,125
5.00%, 1/1/47, Continuously Callable @100	2,000	2,196
Corona-Norco Unified School District Special Tax, 5.00%, 9/1/32, Continuously Callable @100	1,350	1,509
County of Sacramento Airport System Revenue, Series B, 5.00%, 7/1/41, Continuously Callable @100	1,100	1,311
East Bay Municipal Utility District Wastewater System Revenue, Series A-2, 5.00%, 6/1/38	9,000	12,585
Elk Grove Finance Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/38, Continuously Callable @100	1,500	1,739
Foothill-Eastern Transportation Corridor Agency Revenue, Series B-2, 3.50%, 1/15/53 (c)	1,500	1,502
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.)
1/15/34 (d)	15,000	10,867
1/15/35 (d)	7,500	5,276
Golden State Tobacco Securitization Corp. Revenue, Series A, 5.00%, 6/1/35, Continuously Callable @100	5,500	5,939
Grass Valley School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 8/1/45, Continuously Callable @100	2,400	2,757
Hayward Unified School District, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/1/44, Continuously Callable @100	3,000	3,569
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/31, Continuously Callable @100	2,940	2,948
Inglewood Unified School District, GO (INS — Build America Mutual Assurance Co.)
Series B, 5.00%, 8/1/38, Continuously Callable @100	750	862
Series C, 4.00%, 8/1/36, Continuously Callable @100	220	246
Series C, 4.00%, 8/1/37, Continuously Callable @100	450	500
Series C, 4.00%, 8/1/39, Continuously Callable @100	450	498
Inland Empire Tobacco Securitization Corp. Revenue, Series B, 5.75%, 6/1/26, Pre-refunded 6/1/20 @ 100	1,910	1,925
Irvine Unified School District Special Tax
5.00%, 9/1/45, Continuously Callable @100	1,000	1,124
5.00%, 9/1/49, Continuously Callable @100	2,000	2,235
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,020	1,120
Series B, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,135
Series B, 5.00%, 9/1/47, Continuously Callable @100	1,000	1,120
Series C, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,135
Series C, 5.00%, 9/1/47, Continuously Callable @100	525	588
Series D, 5.00%, 9/1/49, Continuously Callable @100	1,000	1,117
Irvine Unified School District Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/56, Continuously Callable @100	6,000	6,803

See notes to financial statements.

12

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	$1,000	$1,113
Local Public Schools Funding Authority School Improvement District No. 2016-1, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 8/1/52, Continuously Callable @100	1,500	1,631
Long Beach Bond Finance Authority Revenue, Series A, 5.00%, 11/15/35	3,875	4,645
Los Angeles County Facilities Inc. Revenue, 5.00%, 12/1/51, Continuously Callable @100	4,000	4,796
Los Angeles County Public Works Financing Authority Revenue
Series A, 5.00%, 12/1/44, Continuously Callable @100	2,000	2,279
Series D, 5.00%, 12/1/45, Continuously Callable @100	6,000	6,902
March Joint Powers Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), 4.00%, 8/1/41, Continuously Callable @100	5,790	6,164
Metropolitan Water District of Southern California Revenue, Series D, 4.13%, 7/1/35 (c)	2,415	2,415
Middle Fork Project Finance Authority Revenue
5.00%, 4/1/34, Continuously Callable @100	1,175	1,306
5.00%, 4/1/35, Continuously Callable @100	1,255	1,387
5.00%, 4/1/36, Continuously Callable @100	1,830	2,009
Monrovia Financing Authority Revenue, 5.00%, 12/1/45, Continuously Callable @100	3,435	3,937
Monrovia Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/45, Continuously Callable @100	2,345	2,724
Moreno Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 8/1/47, Continuously Callable @100	6,500	7,847
Mountain View School District/Los Angeles County, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/48, Continuously Callable @100	3,315	3,817
Mountain View Shoreline Regional Park Community Tax Allocation, Series A, 5.63%, 8/1/35, Continuously Callable @100	2,000	2,090
Norwalk Redevelopment Agency Tax Allocation (INS — National Public Finance Guarantee Corp.)
Series A, 5.00%, 10/1/30, Continuously Callable @100	5,000	5,014
Series A, 5.00%, 10/1/35, Continuously Callable @100	3,500	3,509
Norwalk-La Mirada Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 8/1/30 (d)	7,500	6,063
Palomar Health, GO (INS — Assured Guaranty Municipal Corp.), Series A, 8/1/31 (d)	12,230	9,412
Palomar Health, GO (INS — National Public Finance Guarantee Corp.), 8/1/26 (d)	5,500	4,844
Perris Union High School District, GO (INS — Assured Guaranty Corp.), Series A, 4.00%, 9/1/48, Continuously Callable @100	5,000	5,283
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/29, Continuously Callable @100	2,000	2,404
Pomona Unified School District, GO (INS — Build America Mutual Assurance Co.), Series F, 5.00%, 8/1/39, Continuously Callable @100	1,500	1,708
Regents of the University of California Medical Center Pooled Revenue, Series L, 4.00%, 5/15/44, Continuously Callable @100	2,000	2,152
Rio Elementary School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	2,800	2,913

See notes to financial statements.

13

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Riverside County Public Financing Authority Tax Allocation (INS — Build America Mutual Assurance Co.)
4.00%, 10/1/36, Continuously Callable @100	$1,250	$1,351
4.00%, 10/1/37, Continuously Callable @100	1,625	1,748
Riverside County Redevelopment Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), 4.00%, 10/1/37, Continuously Callable @100	2,000	2,147
Riverside County Transportation Commission Revenue, Series A, 5.25%, 6/1/39, Pre-refunded 6/1/23 @ 100	2,000	2,266
RNR School Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 9/1/41, Continuously Callable @100	2,000	2,302
Sacramento Area Flood Control Agency Special Assessment, 5.00%, 10/1/44, Continuously Callable @100	2,000	2,209
Sacramento City Financing Authority Revenue (LIQ — Deutsche Bank A.G.)
Series 2016-XG0067, 4.82%, 12/1/30 (c) (e)	5,355	5,355
Series XG0100, 4.81%, 12/1/33 (c) (e)	17,765	17,765
Sacramento City Unified School District, GO (INS — Build America Mutual Assurance Co.), Series S, 5.00%, 7/1/38, Continuously Callable @100	1,020	1,128
San Bernardino County Flood Control District Revenue (LOC — Bank of America Corp.), 5.00%, 8/1/37, Continuously Callable @100 (c)	9,700	9,700
San Bruno Park Elementary School District, GO, Series A, 5.00%, 8/1/48, Continuously Callable @100	3,000	3,512
San Diego County Regional Airport Authority Revenue
Series A, 4.00%, 7/1/38, Continuously Callable @100	2,000	2,299
Series A, 5.00%, 7/1/40, Continuously Callable @100	2,000	2,019
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,500	1,762
Series A, 5.00%, 7/1/49, Continuously Callable @100	2,000	2,427
San Diego Public Facilities Financing Authority Revenue
Series A, 5.25%, 5/15/29, Pre-refunded 5/15/20 @ 100	1,000	1,005
Series A, 5.00%, 10/15/44, Continuously Callable @100	2,500	2,873
San Francisco City Housing Revenue, 1500 Mission Street Apts., Series E (LIQ — Deutsche Bank A.G.), Series DBE-8038, 4.90%, 12/1/52, Callable 12/1/20 @ 100 (c) (e)	21,400	21,400
San Jose Financing Authority Revenue, Series A, 5.00%, 6/1/39, Continuously Callable @100	10,000	11,074
San Leandro Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/43, Continuously Callable @100	2,750	3,298
San Luis & Delta Mendota Water Authority Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 3/1/38, Continuously Callable @100	1,500	1,654
San Marcos Schools Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 8/15/35, Pre-refunded 8/15/20 @ 100	3,000	3,045
San Ramon Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 2/1/38, Continuously Callable @100	5,000	5,792
Santa Clarita Community College District, GO, 4.00%, 8/1/46, Continuously Callable @100	5,250	5,747
Santa Cruz County Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/35, Continuously Callable @100	6,000	7,023
Santa Rosa High School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 8/1/43, Continuously Callable @100	1,000	1,182

See notes to financial statements.

14

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of California, GO
5.25%, 2/1/30, Continuously Callable @100	$4,000	$4,288
5.00%, 2/1/43, Continuously Callable @100	3,000	3,287
4.00%, 10/1/44, Continuously Callable @100	1,000	1,121
5.00%, 9/1/45, Continuously Callable @100	2,500	2,970
5.00%, 8/1/46, Continuously Callable @100	9,500	11,151
5.00%, 11/1/47, Continuously Callable @100	7,000	8,205
Stockton Public Financing Authority Revenue, 5.00%, 3/1/47, Continuously Callable @100	1,760	2,075
Tahoe-Truckee Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.), 4.00%, 6/1/43, Continuously Callable @100	1,000	1,058
Temecula Valley Unified School District Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/40, Continuously Callable @100	1,575	1,786
Temecula Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	7,500	8,195
Tobacco Securitization Authority of Southern California Revenue
5.00%, 6/1/48, Continuously Callable @100	1,000	1,014
5.00%, 6/1/48, Continuously Callable @100	1,000	1,073
Tulare Local Health Care District, GO (INS-Build America Mutual Assurance Co.)
4.00%, 8/1/35, Continuously Callable @100	650	757
4.00%, 8/1/39, Continuously Callable @100	1,900	2,177
Twin Rivers Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 3.20%, 6/1/41, (Put Date 6/1/20) (b) (c)	8,485	8,497
Val Verde Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.)
Series A, 5.00%, 8/1/34, Continuously Callable @100	1,105	1,290
Series A, 5.00%, 8/1/35, Continuously Callable @100	1,530	1,780
Val Verde Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 4.00%, 8/1/45, Continuously Callable @100	4,475	4,861
Val Verde Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/44, Continuously Callable @100	4,000	4,614
Victor Valley Union High School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/37, Continuously Callable @100	5,000	5,593
Washington Township Health Care District Revenue, Series A, 5.00%, 7/1/42, Continuously Callable @100	1,000	1,153
West Kern Water District Certificate of Participation, 5.00%, 6/1/28, Continuously Callable @100	4,585	4,794
Western Placer Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4.00%, 8/1/41, Continuously Callable @100	6,000	6,515
		661,564
Guam (2.2%):
Guam Government Waterworks Authority Revenue
5.50%, 7/1/43, Continuously Callable @100	4,000	4,061
5.00%, 1/1/46, Continuously Callable @100	7,000	6,885
Guam Power Authority Revenue
Series A, 5.00%, 10/1/34, Continuously Callable @100	1,000	1,008
Series A, 5.00%, 10/1/40, Continuously Callable @100	2,800	2,818
		14,772

See notes to financial statements.

15

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virgin Islands (0.6%):
Virgin Islands Public Finance Authority Revenue
5.00%, 9/1/33, Continuously Callable @100 (e)	$3,000	$3,282
Series A, 4.00%, 10/1/22	925	897
		4,179
Total Municipal Bonds (Cost $653,402)		680,515
Total Investments (Cost $653,402) — 99.5%		680,515
Other assets in excess of liabilities — 0.5%		3,651
NET ASSETS — 100.00%		$684,166

(a)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2020.

(b)  Put Bond.

(c)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)  Zero-coupon bond.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, the fair value of these securities was $96,912 (thousands) and amounted to 14.2% of net assets.

(f)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(g)  Security purchased on a when-issued basis.

(h)  Stepped-coupon security converts to coupon form on 08/01/23 with a rate of 4.30%.

(i)  Stepped-coupon security converts to coupon form on 08/01/23 with a rate of 4.35%.

bps — Basis points

GO — General Obligation

LOC — Line Letter of Credit

MUNIPSA — Municipal Swap Index

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

See notes to financial statements.

16

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA California Bond Fund
Assets:
Investments, at value (Cost $653,402)	$680,515
Cash	66
Receivables:
Interest	6,702
Capital shares issued	3
Prepaid expenses	2
Total assets	687,288
Liabilities:
Payables:
Distributions	288
Investments purchased	2,234
Capital shares redeemed	279
Accrued expenses and other payables:
Investment advisory fees	191
Administration fees	89
Transfer agent fees	17
Compliance fees	—	(a)
Trustees' fees	2
12b-1 fees	1
Other accrued expenses	21
Total liabilities	3,122
Net Assets:
Capital	661,054
Total distributable earnings	23,112
Net assets	$684,166
Net Assets
Fund Shares	$677,785
Adviser Shares	6,381
Total	$684,166
Shares (unlimited number of shares authorized with no par value):
Fund Shares	60,672
Adviser Shares	572
Total	61,244
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.17
Adviser Shares	$11.16

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA California Bond Fund
Investment Income:
Interest	$22,813
Total income	22,813
Expenses:
Investment advisory fees	2,320
Professional fees	3
Sub-Administration fees	15
Administration fees — Adviser Shares	11
Administration fees — Fund Shares	1,063
12b-1 fees — Adviser Shares	18
Custodian fees	52
Transfer agent fees — Fund Shares	156
Transfer agent fees — Adviser Shares	1
Trustees' fees	44
Compliance fees	3
Legal and audit fees	69
State registration and filing fees	1
Interest expense on interfund lending	1
Other expenses	40
Total expenses	3,797
Net Investment Income (Loss)	19,016
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	795
Net change in unrealized appreciation/depreciation on investment securities	4,404
Net realized/unrealized gains (losses) on investments	5,199
Change in net assets resulting from operations	$24,215

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA California Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$19,016	$21,496
Net realized gains (losses) from investments	795	762
Net change in unrealized appreciation/depreciation on investments	4,404	8,728
Change in net assets resulting from operations	24,215	30,986
Distributions to Shareholders:
Fund Shares	(18,841)	(21,287)
Adviser Shares	(172)	(201)
Change in net assets resulting from distributions to shareholders	(19,013)	(21,488)
Change in net assets resulting from capital transactions	(19,432)	7,415
Change in net assets	(14,230)	16,913
Net Assets:
Beginning of period	698,396	681,483
End of period	$684,166	$698,396
Capital Transactions:
Fund Shares
Proceeds from shares issued	$74,813	$67,106
Distributions reinvested	15,317	16,937
Cost of shares redeemed	(108,864)	(76,552)
Total Fund Shares	$(18,734)	$7,491
Adviser Shares
Proceeds from shares issued	$341	$895
Distributions reinvested	29	37
Cost of shares redeemed	(1,068)	(1,008)
Total Adviser Shares	$(698)	$(76)
Change in net assets resulting from capital transactions	$(19,432)	$7,415
Share Transactions:
Fund Shares
Issued	6,614	6,162
Reinvested	1,352	1,554
Redeemed	(9,723)	(7,042)
Total Fund Shares	(1,757)	674
Adviser Shares
Issued	30	82
Reinvested	3	4
Redeemed	(94)	(93)
Total Adviser Shares	(61)	(7)
Change in Shares	(1,818)	667

See notes to financial statements.

20

This page is intentionally left blank.

21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions
USAA California Bond Fund
Fund Shares
Year Ended March 31, 2020	$11.07	0.30	(c)	0.10		0.40		(0.30)	(0.30)
Year Ended March 31, 2019	$10.92	0.34		0.15		0.49		(0.34)	(0.34)
Year Ended March 31, 2018	$10.92	0.37		—	(d)	0.37		(0.37)	(0.37)
Year Ended March 31, 2017	$11.29	0.37		(0.37)		—	(d)	(0.37)	(0.37)
Year Ended March 31, 2016	$11.27	0.42		0.02		0.44		(0.42)	(0.42)
Adviser Shares
Year Ended March 31, 2020	$11.06	0.27	(c)	0.10		0.37		(0.27)	(0.27)
Year Ended March 31, 2019	$10.91	0.32		0.15		0.47		(0.32)	(0.32)
Year Ended March 31, 2018	$10.91	0.34		—	(d)	0.34		(0.34)	(0.34)
Year Ended March 31, 2017	$11.28	0.35		(0.37)		(0.02)		(0.35)	(0.35)
Year Ended March 31, 2016	$11.26	0.39		0.02		0.41		(0.39)	(0.39)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal years ended 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Redemption fees added to beneficial interests		Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA California Bond Fund
Fund Shares
Year Ended March 31, 2020	—		$11.17	3.62%	0.53%	2.66%	0.53%	$677,785	33%
Year Ended March 31, 2019	—		$11.07	4.61%	0.52%	3.15%	0.52%	$691,391	18%
Year Ended March 31, 2018	—		$10.92	3.37%	0.51%	3.32%	0.51%	$674,498	6%
Year Ended March 31, 2017	—		$10.92	0.01%	0.51%	3.34%	0.51%	$669,435	26%
Year Ended March 31, 2016	—		$11.29	3.98%	0.56%	3.74%	0.56%	$698,731	9%
Adviser Shares
Year Ended March 31, 2020	—		$11.16	3.36%	0.78%	2.41%	0.78%	$6,381	33%
Year Ended March 31, 2019	—		$11.06	4.37%	0.76%	2.92%	0.76%	$7,005	18%
Year Ended March 31, 2018	—		$10.91	3.12%	0.75%	3.08%	0.75%	$6,985	6%
Year Ended March 31, 2017	—	(d)	$10.91	(0.24)%	0.75%	3.09%	0.75%	$7,083	26%
Year Ended March 31, 2016	—		$11.28	3.73%	0.80%	3.49%	0.80%	$8,303	9%

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA California Bond Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Trust's Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$680,515	$—	$680,515
Total	$—	$680,515	$—	$680,515

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, distribution and service 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses)(amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$51,990	$7,485	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$224,555	$271,808

There were no purchases and sales of U.S. government securities during the year ended March 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly, is computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, are $1,756 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly, was computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments. Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper California Municipal Debt Funds Index.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2019 through June 30, 2019, the performance adjustment for Fund Shares was $22 thousand and less than 0.01% of net assets. The Advisor Shares did not incur any performance adjustments. Base fees incurred and paid to AMCO from April 1, 2019 through June 30, 2019, were $564 thousand and reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from July 1, 2019 through March 31, 2020, are $802 and $8 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from April 1, 2019 through June 30, 2019, were $261and $3 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $118 and $1 thousand for the Fund Shares and Adviser Shares, respectively. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $38 and less than $1 thousand for the Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through March 31, 2020, are $14 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from April 1, 2019 through June 30, 2019, were $4 thousand and reflected on the Statement of Operations as 12b-1 fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through March 31, 2020, the expense limit (excluding voluntary waivers) is 0.54% and 0.80% for the Fund Shares and Adviser Shares, respectively.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, there are no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

Because the Fund invests primarily in California tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in that state. For more information, see the SAI.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statements of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $1 thousand.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$16,500	1	2.97%	$16,500

*  For the year ended March 31, 2020, based on the number of days borrowings were outstanding.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The average borrowing and lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,558	7	0.97%	$5,184

*  For the year ended March 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020		Year Ended March 31, 2019
Distributions paid from		Distributions paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$19,013	$19,013	$21,488	$21,488

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$1,574	$(1,589)	$(3,986)	$27,113	$23,112

At March 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$34	$3,952	$3,986

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$653,402	$31,849	$(4,736)	$27,113

8. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

9. Subsequent Event:

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change is expected to be effective in late June 2020 ("Redesignation Date").

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the net asset value per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 12 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA California Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA California Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

35

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20*
Fund Shares	$1,000.00	$994.20	$1,022.35	$2.64	$2.68	0.53%
Advisor Shares	1,000.00	992.90	1,021.05	3.94	3.99	0.79%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020.

Tax Exempt Income Amount*
100.00%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

40860-0520

MARCH 31, 2020

Annual Report

USAA Global Equity Income Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Supplemental Information (Unaudited)	36
Expense Example	36
Proxy Voting and Portfolio Holdings Information	36
Trustees' and Officers' Information	37
Additional Federal Income Tax Information	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

2

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA Global Equity Income Fund

Manager's Commentary

(Unaudited)

Victory Solutions
Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

•  What were the market conditions during the reporting period?

The reporting period began following on the heels of the strong first quarter of 2019 in equities, which had rebounded from the sharp selloff to end 2018. Quarters two and three of 2019 marked mostly flat performance as concerns related to trade negotiations with China, an inverted yield curve, and deteriorating economic indicators cast doubt into how much more longest bull market in history had to run.

The U.S. Federal Reserve (the "Fed") came to the rescue with accommodating monetary policy, cutting interest rates three times throughout 2019. Investor sentiment turned bullish in the fourth quarter of 2019 as economic indicators became more supportive and trade negotiations improved as tariffs that were scheduled to go into effect were averted. As a result, equities finished the fourth quarter of 2019 much the way they started the year with solid gains.

Trade negotiations with China and the 2020 U.S. Presidential election were top of mind to start the first quarter of 2020. A phase one deal between the United States and China was reached in early January, which the market welcomed, but political uncertainty surrounding the U.S. Presidential election and the economic impact of the novel coronavirus ("COVID-19") outbreak in China took hold.

In late February, concerns about the spread of COVID-19 led to a sharp sell-off in equities, with volatility spiking to levels not seen since the 2008 financial crisis. The COVID-19 pandemic led to containment efforts, which all but brought the global economy to a halt. Equities recovered some of the lost ground in the final days of the reporting period through concerted fiscal and monetary stimulus efforts. In the United States, the Fed cut its benchmark overnight lending rate to zero and announced the revival of a range of crisis-era lending facilities and asset-purchase programs. On the fiscal side, Congress passed a $2.2 trillion stimulus package. However, markets remained highly volatile into quarter-end given the uncertainty around the scope and duration of the impact of COVID-19 on the global economy.

For the 12-month period ended March 31, 2020, U.S. stocks returned -6.98% as represented by the S&P 500 Index, while international stocks as represented by the MSCI EAFE Index declined 14.38%. From a sector perspective, Information Technology, Health Care, and Utilities performed the best over the period while Financials, Energy, and Industrials performed the worst. Dividend oriented stocks underperformed the overall market, with the benchmark MSCI World High Dividend Yield Index returning -12.73% vs. -10.39% for the broad MSCI World Index.

4

USAA Mutual Funds Trust

USAA Global Equity Income Fund (continued)

•  How did the USAA Global Equity Income Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the fiscal year ended March 31, 2020, the Fund Shares and Institutional Shares had a total return of -14.02% and -13.90%, respectively. This compares to returns of -12.73% for the MSCI World High Dividend Yield Index (the "Index").

•  What strategies did you employ during the reporting period?

The Fund focuses on income-oriented global equities and normally will have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the better value. In selecting stocks, we emphasize not only the current dividend but also a company's likely ability to grow its dividend. As a result, the average current dividend of companies held by the Fund generally will be somewhat lower than the benchmark. However, our view is that a focus on dividend growers should provide an improved total return profile as we invest within the global dividend stock universe.

For the 12-month periods ended March 31, 2020, allocation effects negatively impacted relative performance while stock selection was overall positive. An underweight to Health Care along with an overweight to Consumer Discretionary and Financials dragged on returns, while an underweight to Energy contributed to relative performance. Selection effects in Health Care and Real Estate detracted from relative performance, while stock selection within Information Technology and Consumer Discretionary was supportive.

From a country perspective, stock selection largely detracted from returns while allocation decisions slightly contributed to relative performance against the benchmark. An underweight to Switzerland relative to the benchmark along with negative stock selection in the United Kingdom detracted from performance, while an underweight to Germany modestly contributed to performance relative to the benchmark.

Looking ahead to the Fund's new fiscal year, the global community's united efforts to flatten the coronavirus curve and the duration of the pandemic are central to how quickly the global economy will recover. On a long-term basis, we believe that focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Global Equity Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

	Fund Shares	Institutional Shares
INCEPTION DATE	8/7/15	8/7/15
	Net Asset Value	Net Asset Value	MSCI World High Dividend Yield Index[1]	Lipper Global Equity Income Funds Index[2]
One Year	-14.02%	-13.90%	-12.73%	-13.86%
Since Inception	0.53%	0.59%	2.08%	0.80%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Global Equity Income Fund — Growth of $10,000

**The performance of the MSCI World High Dividend Yield Index and Lipper Global Equity Income Funds Index are calculated from the end of the month, July 31, 2015, while the inception date of the USAA Global Equity Income Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

1The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The unmanaged Lipper Global Equity Income Funds Index measures the Fund's performance to that of the Lipper Global Equity Income Funds category. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Global Equity Income Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks total return with an emphasis on current income.

Top 10 Holdings*

March 31, 2020

(% of Net Assets)

Apple, Inc.	4.3%
The Procter & Gamble Co.	2.0%
Microsoft Corp.	1.8%
Walmart, Inc.	1.7%
Roche Holding AG	1.5%
Visa, Inc. Class A	1.5%
The Home Depot, Inc.	1.5%
AbbVie, Inc.	1.4%
International Business Machines Corp.	1.3%
Toyota Motor Corp.	1.3%

*Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Global Equity Income Fund (continued)	March 31, 2020

  (Unaudited)

Sector Allocation*:

March 31, 2020

(% of Net Assets)

*Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.1%)
Australia (2.3%):
Financials (0.6%):
ASX Ltd.	3,543	$166
Insurance Australia Group Ltd.	42,828	162
National Australia Bank Ltd.	6,616	68
		396
Industrials (0.3%):
Aurizon Holdings Ltd.	32,737	85
Brambles Ltd.	13,726	88
		173
Materials (1.3%):
BHP Group Ltd.	41,092	745
Fortescue Metals Group Ltd.	19,988	123
		868
Real Estate (0.1%):
Stockland	42,395	65
		1,502
Bermuda (0.2%):
Industrials (0.2%):
Jardine Matheson Holdings Ltd.	2,000	101
Canada (2.1%):
Communication Services (0.2%):
Shaw Communications, Inc. Class B	6,100	99
Consumer Discretionary (0.3%):
Magna International, Inc.	5,571	178
Energy (0.2%):
Canadian Natural Resources Ltd.	6,562	90
Pembina Pipeline Corp.	3,300	62
		152
Financials (1.1%):
Bank of Montreal	5,065	256
Manulife Financial Corp.	13,254	166
Sun Life Financial, Inc.	3,000	96
The Bank of Nova Scotia	4,500	184
		702
Industrials (0.3%):
Thomson Reuters Corp.	2,824	192
		1,323
Denmark (0.2%):
Health Care (0.2%):
Novo Nordisk A/S Class B	2,618	156

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
France (2.1%):
Communication Services (0.1%):
Publicis Groupe SA	2,351	$67
Consumer Discretionary (0.4%):
Cie Generale des Etablissements Michelin SCA	978	86
Kering SA	308	160
		246
Energy (0.3%):
Total SA	4,509	170
Financials (1.0%):
AXA SA	15,302	259
BNP Paribas SA	9,453	276
Credit Agricole SA	20,027	142
		677
Utilities (0.3%):
Veolia Environnement SA	9,907	209
		1,369
Germany (2.3%):
Consumer Discretionary (0.3%):
adidas AG	841	187
Financials (1.5%):
Allianz SE	4,142	705
Deutsche Boerse AG	1,412	194
Muenchener Rueckversicherungs-Gesellschaft AG Class R	492	99
		998
Health Care (0.2%):
Fresenius SE & Co. KGaA	3,214	120
Information Technology (0.2%):
SAP SE	1,304	146
Materials (0.1%):
HeidelbergCement AG	1,533	65
		1,516
Hong Kong (0.9%):
Financials (0.6%):
BOC Hong Kong Holdings Ltd.	66,500	182
Hang Seng Bank Ltd.	12,600	215
		397
Industrials (0.1%):
Jardine Strategic Holdings Ltd.	3,300	74
Utilities (0.2%):
Power Assets Holdings Ltd.	17,000	101
		572

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ireland (0.9%):
Communication Services (0.2%):
WPP PLC	21,226	$144
Health Care (0.2%):
STERIS PLC	800	112
Industrials (0.5%):
Eaton Corp. PLC	4,044	314
		570
Italy (0.5%):
Financials (0.3%):
Assicurazioni Generali SpA	16,026	217
Utilities (0.2%):
Terna Rete Elettrica Nazionale SpA	19,485	122
		339
Japan (9.8%):
Communication Services (2.6%):
KDDI Corp.	14,400	425
Nippon Telegraph & Telephone Corp.	19,200	459
NTT DOCOMO, Inc.	22,800	713
SoftBank Group Corp. Class C	3,300	117
		1,714
Consumer Discretionary (2.3%):
Bridgestone Corp.	10,600	324
Honda Motor Co. Ltd.	8,300	186
Sekisui House Ltd.	7,500	124
Toyota Motor Corp.	14,300	862
		1,496
Consumer Staples (0.2%):
Seven & i Holdings Co. Ltd.	4,700	155
Energy (0.4%):
Inpex Corp.	19,700	111
JXTG Holdings, Inc.	34,100	116
		227
Financials (1.5%):
ORIX Corp.	9,100	109
Resona Holdings, Inc.	29,800	89
Sumitomo Mitsui Financial Group, Inc.	10,300	250
Tokio Marine Holdings, Inc.	10,900	499
		947
Health Care (0.6%):
Hoya Corp.	1,300	111
Shionogi & Co. Ltd.	5,000	246
		357
See notes to financial statements.

11

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (1.0%):
ITOCHU Corp.	10,600	$219
Mitsubishi Corp.	11,600	245
Mitsubishi Heavy Industries Ltd.	4,200	106
Sumitomo Corp.	8,200	94
		664
Information Technology (0.3%):
Fujitsu Ltd.	900	81
Hitachi Ltd.	3,700	106
		187
Materials (0.5%):
Asahi Kasei Corp.	24,400	171
Mitsubishi Chemical Holdings Corp.	24,600	146
		317
Real Estate (0.1%):
Daito Trust Construction Co. Ltd.	1,000	93
Utilities (0.3%):
Chubu Electric Power Co., Inc.	12,300	174
		6,331
Netherlands (2.1%):
Communication Services (0.1%):
Koninklijke KPN NV	40,414	97
Consumer Staples (0.9%):
Heineken NV	2,918	248
Koninklijke Ahold Delhaize NV	14,985	349
		597
Health Care (0.2%):
Koninklijke Philips NV	2,858	117
Industrials (0.4%):
Randstad NV	2,179	77
Wolters Kluwer NV	2,319	164
		241
Materials (0.5%):
Akzo Nobel NV	2,040	134
LyondellBasell Industries NV Class A	3,600	179
		313
		1,365
Norway (0.3%):
Communication Services (0.2%):
Telenor ASA	9,612	141
Energy (0.1%):
Equinor ASA	6,285	78
		219

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Panama (0.2%):
Consumer Discretionary (0.2%):
Carnival Corp.	7,897	$104
Portugal (0.1%):
Energy (0.1%):
Galp Energia SGPS SA	8,068	92
Singapore (0.8%):
Financials (0.8%):
DBS Group Holdings Ltd.	26,800	350
Oversea-Chinese Banking Corp. Ltd.	14,700	89
United Overseas Bank Ltd.	6,400	88
		527
Spain (0.9%):
Consumer Discretionary (0.4%):
Industria de Diseno Textil SA	10,885	282
Energy (0.1%):
Repsol SA	7,915	71
Financials (0.2%):
CaixaBank SA	58,485	108
Utilities (0.2%):
Red Electrica Corp. SA	8,099	145
		606
Sweden (0.8%):
Financials (0.5%):
Skandinaviska Enskilda Banken AB Class A	24,767	166
Svenska Handelsbanken AB Class A	13,722	113
		279
Industrials (0.3%):
Atlas Copco AB Class A (a)	6,215	207
		486
Switzerland (4.5%):
Consumer Discretionary (0.3%):
Garmin Ltd.	2,493	187
Financials (0.7%):
Zurich Insurance Group AG	1,226	431
Health Care (2.6%):
Novartis AG Registered Shares	8,016	661
Roche Holding AG	3,061	985
		1,646
Industrials (0.6%):
ABB Ltd. Registered Shares	6,186	108
Geberit AG Registered Shares	660	289
		397

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.1%):
LafargeHolcim Ltd.	2,542	$93
Real Estate (0.2%):
Swiss Prime Site AG Registered Shares	1,422	138
		2,892
United Kingdom (4.2%):
Communication Services (0.2%):
BT Group PLC	49,755	72
Informa PLC	11,705	64
		136
Consumer Discretionary (0.5%):
Barratt Developments PLC	17,376	94
Compass Group PLC	13,160	205
Taylor Wimpey PLC	38,975	56
		355
Consumer Staples (1.4%):
Coca-Cola European Partners PLC	2,200	83
Imperial Brands PLC	12,808	236
Unilever NV	11,764	578
		897
Energy (0.1%):
BP PLC	17,818	73
Financials (0.3%):
Aviva PLC	23,469	77
Legal & General Group PLC	36,269	86
		163
Health Care (0.2%):
Smith & Nephew PLC	5,733	101
Industrials (0.5%):
Ferguson PLC	1,922	119
RELX PLC	8,774	187
		306
Information Technology (0.2%):
The Sage Group PLC	20,416	149
Materials (0.6%):
Amcor PLC	10,800	88
Rio Tinto PLC	6,842	313
		401
Utilities (0.2%):
United Utilities Group PLC	12,487	140
		2,721

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United States (63.9%):
Communication Services (2.6%):
AT&T, Inc.	17,780	$518
Comcast Corp. Class A	2,900	100
Omnicom Group, Inc.	3,537	194
The Interpublic Group of Co., Inc.	5,500	89
The Walt Disney Co.	1,000	97
Verizon Communications, Inc.	12,493	671
		1,669
Consumer Discretionary (7.4%):
Best Buy Co., Inc.	3,124	178
D.R. Horton, Inc.	3,396	115
Darden Restaurants, Inc.	2,301	125
Ford Motor Co.	46,505	225
General Motors Co. Class C	9,376	195
Genuine Parts Co.	1,200	81
Hasbro, Inc.	2,000	143
Las Vegas Sands Corp.	5,233	222
Lowe's Cos., Inc.	4,564	393
McDonald's Corp.	1,204	199
Ross Stores, Inc.	5,670	493
Starbucks Corp.	9,582	630
Target Corp.	3,579	333
The Home Depot, Inc.	5,060	945
The TJX Cos., Inc.	7,045	337
Tractor Supply Co.	2,234	189
		4,803
Consumer Staples (9.4%):
Campbell Soup Co.	3,100	143
Church & Dwight Co., Inc.	1,700	109
Colgate-Palmolive Co.	1,700	113
General Mills, Inc.	8,686	459
Kimberly-Clark Corp.	4,452	569
Philip Morris International, Inc.	5,276	385
Sysco Corp.	5,985	273
The Clorox Co.	2,356	408
The Hershey Co.	1,012	134
The J.M. Smucker Co.	2,137	237
The Procter & Gamble Co.	11,801	1,298
Tyson Foods, Inc. Class A	3,679	213
Walgreens Boots Alliance, Inc.	13,650	625
Walmart, Inc.	9,902	1,125
		6,091
Energy (1.2%):
Chevron Corp.	1,200	87
Exxon Mobil Corp.	2,700	103
ONEOK, Inc.	1,900	41

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Phillips 66	6,899	$370
Pioneer Natural Resources Co.	2,154	151
		752
Financials (7.0%):
Aflac, Inc.	3,700	127
Ameriprise Financial, Inc.	2,265	232
Bank of America Corp.	33,245	706
Capital One Financial Corp.	2,400	121
Citigroup, Inc.	11,232	473
Citizens Financial Group, Inc.	3,500	66
Comerica, Inc.	1,700	50
Discover Financial Services	5,963	213
Fifth Third Bancorp	5,000	74
Huntington Bancshares, Inc.	13,600	112
M&T Bank Corp.	2,346	243
MetLife, Inc.	12,231	374
Prudential Financial, Inc.	1,700	89
Regions Financial Corp.	18,696	168
S&P Global, Inc.	983	241
T. Rowe Price Group, Inc.	3,535	345
The Allstate Corp.	2,959	271
The PNC Financial Services Group, Inc.	2,500	239
The Progressive Corp.	4,083	301
The Travelers Cos., Inc.	1,000	99
		4,544
Health Care (7.1%):
Abbott Laboratories	2,500	197
AbbVie, Inc.	11,767	896
AmerisourceBergen Corp.	1,500	133
Amgen, Inc.	761	154
Anthem, Inc.	951	216
Bristol-Myers Squibb Co.	3,733	208
Cardinal Health, Inc.	4,575	219
Danaher Corp.	1,200	166
Johnson & Johnson	2,324	305
McKesson Corp.	1,100	149
Medtronic PLC	1,900	171
Pfizer, Inc.	21,908	715
Quest Diagnostics, Inc.	2,523	203
Stryker Corp.	700	117
UnitedHealth Group, Inc.	2,886	720
		4,569
Industrials (7.1%):
3M Co.	3,648	498
C.H. Robinson Worldwide, Inc.	1,500	99
Cummins, Inc.	2,769	375
Dover Corp.	1,500	126
Honeywell International, Inc.	5,440	728

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Illinois Tool Works, Inc.	3,522	$500
Ingersoll Rand, Inc. (b)	2,048	51
Lockheed Martin Corp.	1,126	382
Norfolk Southern Corp.	600	88
PACCAR, Inc.	4,744	290
Parker-Hannifin Corp.	700	91
Republic Services, Inc.	1,400	105
Rockwell Automation, Inc.	2,162	326
Snap-on, Inc.	700	76
The Boeing Co.	524	78
Trane Technologies PLC	2,322	192
Union Pacific Corp.	3,057	431
United Technologies Corp.	1,000	94
Waste Management, Inc.	1,100	102
		4,632
Information Technology (15.4%):
Apple, Inc.	11,059	2,812
Applied Materials, Inc.	3,336	153
Cisco Systems, Inc.	18,241	717
Fidelity National Information Services, Inc.	2,370	288
Intel Corp.	10,576	572
International Business Machines Corp.	7,780	863
Juniper Networks, Inc.	4,700	90
KLA Corp.	1,000	144
Lam Research Corp.	1,810	434
Maxim Integrated Products, Inc.	2,100	102
Microsoft Corp.	7,546	1,190
NetApp, Inc.	2,000	83
Oracle Corp.	16,135	780
Paychex, Inc.	3,100	195
Texas Instruments, Inc.	5,638	564
Visa, Inc. Class A	5,955	960
		9,947
Materials (1.3%):
Air Products & Chemicals, Inc.	715	143
Celanese Corp., Series A	2,318	170
Packaging Corp. of America	1,300	113
PPG Industries, Inc.	1,600	134
RPM International, Inc.	2,429	144
Westrock Co.	4,822	136
		840
Real Estate (0.5%):
Simon Property Group, Inc.	3,777	207
Ventas, Inc.	4,400	118
		325

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (4.9%):
AES Corp.	7,400	$101
Alliant Energy Corp.	4,450	215
American Electric Power Co., Inc.	1,400	112
American Water Works Co., Inc.	1,100	131
Duke Energy Corp.	5,706	461
Entergy Corp.	1,200	113
Eversource Energy	5,131	401
Exelon Corp.	9,737	358
OGE Energy Corp.	2,900	89
Sempra Energy	1,237	140
The Southern Co.	2,200	119
WEC Energy Group, Inc.	4,001	353
Xcel Energy, Inc.	9,545	576
		3,169
		41,341
Total Common Stocks (Cost $72,798)		64,132
Collateral for Securities Loaned^ (0.3%)
United States (0.3%):
HSBC U.S. Government Money Market Fund, I Shares, 0.36% (c)	212,859	213
Total Collateral for Securities Loaned (Cost $213)		213
Total Investments (Cost $73,011) — 99.4%		64,345
Other assets in excess of liabilities — 0.6%		361
NET ASSETS — 100.00%		$64,706

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on March 31, 2020.

PLC — Public Limited Company

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Global Equity Income Fund
Assets:
Investments, at value (Cost $73,011)	$64,345	(a)
Foreign currency, at value (Cost $5)	5
Cash and cash equivalents	209
Receivables:
Interest and dividends	203
Capital shares issued	35
Investments sold	21
Reclaims	218
From Adviser	28
Total assets	65,064
Liabilities:
Payables:
Collateral received on loaned securities	213
Capital shares redeemed	25
Accrued expenses and other payables:
Investment advisory fees	29
Administration fees	8
Custodian fees	2
Transfer agent fees	4
Compliance fees	—	(b)
Trustees' fees	2
Other accrued expenses	75
Total liabilities	358
Net Assets:
Capital	73,522
Total distributable earnings/(loss)	(8,816)
Net assets	$64,706
Net Assets
Fund Shares	$60,491
Institutional Shares	4,215
Total	$64,706
Shares (unlimited number of shares authorized with no par value):
Fund Shares	7,184
Institutional Shares	500
Total	7,684
Net asset value, offering and redemption price per share: (c)
Fund Shares	$8.42
Institutional Shares	$8.43

(a)  Includes $205 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

19

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA Global Equity Income Fund
Investment Income:
Dividends	$2,817
Interest	7
Securities lending (net of fees)	— (a)
Foreign tax withholding	(147)
Total income	2,677
Expenses:
Investment advisory fees	407
Professional fees	— (a)
Administration fees — Funds Shares	114
Administration fees — Institutional Shares	5
Sub-Administration fees	15
Custodian fees	53
Transfer agent fees — Fund Shares	122
Transfer agent fees — Institutional Shares	5
Trustees' fees	44
Compliance fees	— (a)
Legal and audit fees	96
State registration and filing fees	35
Other expenses	51
Total expenses	947
Expenses waived/reimbursed by Adviser	(93)
Expenses waived/reimbursed by AMCO	(48)
Net expenses	806
Net Investment Income (Loss)	1,871
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	4,817
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(17,160)
Net realized/unrealized gains (losses) on investments	(12,343)
Change in net assets resulting from operations	$(10,472)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Global Equity Income Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$1,871	$2,248
Net realized gains (losses) from investments	4,817	1,605
Net change in unrealized appreciation/depreciation on investments	(17,160)	(724)
Change in net assets resulting from operations	(10,472)	3,129
Distributions to Shareholders:
Fund Shares	(5,419)	(5,165)
Institutional Shares	(391)	(356)
Change in net assets resulting from distributions to shareholders	(5,810)	(5,521)
Change in net assets resulting from capital transactions	641	(18,809)
Change in net assets	(15,641)	(21,201)
Net Assets:
Beginning of period	80,347	101,548
End of period	$64,706	$80,347
Capital Transactions:
Fund Shares
Proceeds from shares issued	$10,388	$7,528
Distributions reinvested	4,427	4,126
Cost of shares redeemed	(14,174)	(30,463)
Total Fund Shares	$641	$(18,809)
Institutional Shares
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Cost of shares redeemed	—	—
Total Institutional Shares	—	—
Change in net assets resulting from capital transactions	$641	$(18,809)
Share Transactions:
Fund Shares
Issued	993	707
Reinvested	415	404
Redeemed	(1,368)	(2,797)
Total Fund Shares	40	(1,686)
Institutional Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Total Institutional Shares	—	—
Change in Shares	40	(1,686)

See notes to financial statements.

21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Global Equity Income Fund
Fund Shares
Year Ended March 31, 2020	$10.51	0.24	(d)	(1.57)	(1.33)	(0.22)	(0.54)
Year Ended March 31, 2019	$10.88	0.27		0.06	0.33	(0.27)	(0.43)
Year Ended March 31, 2018	$10.42	0.23		0.54	0.77	(0.23)	(0.08)
Year Ended March 31, 2017	$9.39	0.21		1.03	1.24	(0.21)	—
August 7, 2015 (f) through March 31, 2016	$10.00	0.14	(d)	(0.68)	(0.54)	(0.07)	—
Institutional Shares
Year Ended March 31, 2020	$10.52	0.25	(d)	(1.56)	(1.31)	(0.24)	(0.54)
Year Ended March 31, 2019	$10.89	0.27		0.07	0.34	(0.28)	(0.43)
Year Ended March 31, 2018	$10.43	0.23		0.54	0.77	(0.23)	(0.08)
Year Ended March 31, 2017	$9.39	0.23		1.02	1.25	(0.21)	—
August 7, 2015 (f) through March 31, 2016	$10.00	0.15	(d)	(0.68)	(0.53)	(0.08)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Prior to August 1, 2018, AMCO voluntarily agreed to limit the annual expenses of the Fund Shares to 1.20% of the Fund Shares' average daily net assets.

(f)  Commencement of operations.

(g)  Prior to August 1, 2018, AMCO voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.10% of the Institutional Shares' average daily net assets.

(h)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Global Equity Income Fund
Fund Shares
Year Ended March 31, 2020	(0.76)	$8.42	(14.02)%	1.00%		2.30%	1.14%	$60,491	109	%(h)
Year Ended March 31, 2019	(0.70)	$10.51	3.43%	1.03	%(e)	2.56%	1.10%	$75,086	15%
Year Ended March 31, 2018	(0.31)	$10.88	7.41%	1.05%		2.17%	1.05%	$96,101	22%
Year Ended March 31, 2017	(0.21)	$10.42	13.33%	1.20%		2.28%	1.26%	$85,830	22%
August 7, 2015 (f) through March 31, 2016	(0.07)	$9.39	(5.35)%	1.20%		2.12%	1.37%	$42,080	16%
Institutional Shares
Year Ended March 31, 2020	(0.78)	$8.43	(13.90)%	0.90%		2.40%	1.51%	$4,215	109	%(h)
Year Ended March 31, 2019	(0.71)	$10.52	3.47%	0.97	%(g)	2.58%	1.22%	$5,261	15%
Year Ended March 31, 2018	(0.31)	$10.89	7.35%	1.10%		2.14%	1.29%	$5,447	22%
Year Ended March 31, 2017	(0.21)	$10.43	13.49%	1.10%		2.40%	1.55%	$5,214	22%
August 7, 2015 (f) through March 31, 2016	(0.08)	$9.39	(5.32)%	1.10%		2.20%	1.79%	$4,695	16%

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Global Equity Income Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$43,730	$20,402	$—	$64,132
Collateral for Securities Loaned	213	—	—	213
Total	$43,943	$20,402	$—	$64,345

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At March 31, 2020, the Fund's value of outstanding securities on loan and the value of collateral are as follows (amounts in thousands):

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$205	$—	$213

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of a fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund did not engage in any securities transactions with affiliated funds.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$86,367	$89,285

There were no purchases and sales of U.S. government securities during the year ended March 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, was $306 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. The amount incurred and paid to AMCO from April 1, 2019 through June 30, 2019, was $101 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of funds within the Lipper Global Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table was utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(1)	Annual Adjustment Rate (in basis points)(1)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 60

(1)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2019 through June 30, 2019, there were no performance adjustments for the Fund.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2020, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred from July 1, 2019 through March 31, 2020, are $86 and $4 thousand for Fund Shares and Institutional Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred from April 1, 2019 through June 30, 2019, were $28 and $1 thousand for Fund Shares and Institutional Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on annual charge of $23.00 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out of pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $93 and $4 thousand for the Fund Shares and Institutional Shares, respectively. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $29 and $1 thousand for the Fund Shares and Institutional Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through March 31, 2020, the expense limit (excluding voluntary waivers) is 1.00% and 0.90% for the Fund Shares and Institutional Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 03/31/2023
$93

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through July 31, 2019, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 1.00% and 0.90%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period April 1, 2019 through June 30, 2019, the Fund Shares and Institutional Shares incurred reimbursements of $39 and $9 thousand, respectively. These amounts are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.

The Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments;

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

and foreign withholding taxes. These risks may be heightened to the extent the Fund invests in emerging market countries. Emerging market countries are less economically diverse and less mature than more developed countries and tend to be less politically stable.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of less than $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended March 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period July 1, 2019 through March 31, 2020.

7. Federal Income Tax Information:

The Fund intends to declare and distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020			Year Ended March 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,722	$4,088	$5,810	$2,577	$2,944	$5,521

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Qualified Late- Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
$161	$(320)	$(8,657)	$(8,816)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and securities with nontaxable distributions.

At March 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$73,000	$4,329	$(12,984)	$(8,655)

8. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

9. Subsequent Events:

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Global Equity Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Global Equity Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

35

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
Fund Shares	$1,000.00	$830.10	$1,020.05	$4.53	$5.00	0.99%
Institutional Shares	1,000.00	830.70	1,020.50	4.12	4.55	0.90%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gain Distributions(1)
77.18%	98.95%	$4,088

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(1)  Pursuant to Section 852 of the Internal Revenue Code.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

98354-0520

MARCH 31, 2020

Annual Report

USAA New York Bond Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	9
Financial Statements
Schedule of Portfolio Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Supplemental Information (Unaudited)
Expense Example	34
Proxy Voting and Portfolio Holdings Information	34
Trustees' and Officers' Information	35
Additional Federal Income Tax Information	41
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

2

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA New York Bond Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CPA, CFA

John C. Bonnell, CFA

Andrew R. Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2020, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, market conditions changed drastically during the reporting period.

For the first approximate 11 months of the reporting period, tax-exempt bonds generated strong positive returns. In the second half of calendar year 2019, due to intensifying U.S.-China trade tensions and global economic weakness, the U.S. Federal Reserve (the "Fed") cut the target federal funds rate from a range of 2.25% - 2.50% to a target range of 1.50% - 1.75%. Municipal bond AAA rates followed suit by generally falling for the majority of the reporting period, reaching their lows on March 9, 2020. Tax-exempt bonds also benefited from supply-and-demand dynamics during the first approximate 11 months of the reporting period. Supply was tight, as new issuance failed to keep pace with demand. Demand was intense, as municipal bond mutual funds saw inflows every week during the reporting period up to early March. In late February and early March, as the emergence of a novel coronavirus (COVID-19) raised fears about a potential U.S. economic slowdown, municipal bonds held up well compared to other segments of the fixed income market.

That all changed on March 10, 2020. For the next 10 days, interest rates rose quickly and significantly along the municipal yield curve amid record outflows from municipal bond mutual funds. The trend reversed on March 20, and municipal bond yields fell sharply, finishing the reporting period below their starting points. Over this period, the 3-year AAA municipal bond rate started at 0.50% on March 9, rose to 2.75% on March 20, and fell to 1.11% on March 31 (after starting the reporting period at 1.54% on April 1, 2019). Municipal bond credit spreads (yield differentials between municipal bonds with similar maturities but different credit ratings) widened in March 2020, with spreads on lower-rated municipal securities widening the most. Rating agencies placed entire municipal bond sectors on credit watch because of a potential economic slowdown driven by the shutdowns, lockdowns, and self-quarantines that had been instituted to slow the spread of COVID-19. The Fed responded with unprecedented actions, slashing the target federal funds rate to a range of between zero and 0.25%, implementing quantitative easing and credit support programs, and offering assistance to state and municipal governments. The Fed also has said it will do what it takes to keep financial markets—including the municipal bond market—fully functioning.

4

USAA Mutual Funds Trust

USAA New York Bond Fund (continued)

•  How did the USAA New York Bond Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2020, the Fund Shares and Adviser Shares had a total return of 2.60% and 2.36%, respectively, versus an average return of 2.45% for the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 2.43% for the Lipper New York Municipal Debt Funds Index and 3.85% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.24% and 3.00%, respectively, compared to the Lipper category average of 2.59%.

•  What are the conditions in the state of New York?

New York State (the "State") is currently enduring a severe COVID-19 outbreak, which has acutely impaired economic activity. Nevertheless, it is expected that New York will rebound at the conclusion of the pandemic. A substantial and diverse economic base that includes New York City, a center of world trade, finance, and culture, supports the State's strong credit quality. The State has historically employed a sound process of multi-year budgeting with quarterly adjustments. Undoubtedly, the State's financial performance will be pressured over the short-term by sizable tax revenue declines during the pandemic and increased expenditure requirements related to the COVID-19 emergency response. Sizable reserves and anticipated federal aid should mitigate some stress. Ultimately, we believe that the State will exercise appropriate fiscal judgement and return to budgetary balance following the end of the outbreak. Ratings continue to be sound at Aa1 by Moody's, AA+ by Standard and Poor's, and AA+ by Fitch. Depending on the duration of the COVID-19 outbreak, modest downgrades are possible.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of credit analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

5

USAA Mutual Funds Trust

USAA New York Bond Fund (continued)

The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

6

USAA Mutual Funds Trust

USAA New York Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

	Fund Shares	Adviser Shares
INCEPTION DATE	10/10/90	8/1/10
	Net Asset Value	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Lipper New York Municipal Debt Funds Index[2]
One Year	2.60%	2.36%	3.85%	2.43%
Five Year	2.60%	2.37%	3.19%	3.05%
Ten Year	4.01%	NA	4.14%	3.87%
Since Inception	NA	3.53%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA New York Bond Fund — Growth of $10,000

1 The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (the Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

2 The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category.There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

USAA Mutual Funds Trust

USAA New York Bond Fund (continued)

Average Annual Compounded Returns with Reinvestment of Dividends — Periods Ended March 31, 2020

	Total Return	=	Dividend Return	+	Price Change
10 Years	4.01%	=	3.68%	+	0.33%
5 Years	2.60%	=	3.41%	+	–0.81%
1 Year	2.60%	=	3.19%	+	–0.59%

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

Annual Total Returns and Compounded Dividend Returns for
the One-Year Periods Ended March 31, 2011 — March 31, 2020

Note the role that dividend returns play in the Fund Shares' total return over time. Share prices and dividend rates will vary from period to period. However, dividend returns generally are more consistent and less volatile than share prices.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

8

USAA Mutual Funds Trust USAA New York Bond Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

Top 10 Industries

March 31, 2020

(% of Net Assets)

Education	23.1%
Special Assessment/Tax/Fee	15.5%
Hospital	13.4%
Escrowed Bonds	10.6%
General Obligation	7.6%
Water/Sewer Utility	6.5%
Multifamily Housing	3.8%
Buildings	3.0%
Electric/Gas Utility	2.7%
Nursing/CCRC	2.7%

Refer to the Schedule of Portfolio Investments for a complete list of portfolio holdings.

9

USAA Mutual Funds Trust USAA New York Bond Fund (continued)	March 31, 2020

  (Unaudited)

Portfolio Ratings Mix*
March 31, 2020
(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and prerefunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

*Does not include futures and money market instruments.

10

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.2%)
Utilities (0.2%):
CMS Liquidating Trust (a) (b)	200	$497
Total Common Stock (Cost $499)		497
Municipal Bonds (99.0%)
New York (94.7%):
Albany Capital Resource Corp. Revenue 6.00%, 11/15/25, Pre-refunded 11/15/20 @ 100	$1,000	1,030
5.00%, 6/1/49, Continuously Callable @100	1,500	1,462
Albany County Airport Authority Revenue, Series A, 5.00%, 12/15/48, Continuously Callable @100	1,000	1,183
Brookhaven Local Development Corp. Revenue, 5.25%, 11/1/36, Continuously Callable @100	1,500	1,602
Buffalo & Erie County Industrial Land Development Corp. Revenue 6.00%, 10/1/31, Pre-refunded 4/1/21 @ 100	500	525
5.00%, 6/1/35, Continuously Callable @103	1,000	1,130
5.00%, 7/1/40, Continuously Callable @100	2,000	2,204
5.00%, 8/1/52, Continuously Callable @100	1,000	1,001
Build NYC Resource Corp. Revenue 5.00%, 6/1/40, Continuously Callable @100	700	793
5.00%, 8/1/40, Continuously Callable @100	1,000	1,124
5.00%, 7/1/41, Continuously Callable @100	500	518
5.00%, 8/1/42, Pre-refunded 8/1/22 @ 100	1,500	1,640
4.00%, 8/1/42, Continuously Callable @100	1,000	1,116
5.50%, 4/1/43, Continuously Callable @100	1,000	1,069
5.00%, 7/1/45, Continuously Callable @100	2,000	2,252
5.00%, 11/1/47	2,000	2,778
5.00%, 6/1/48, Continuously Callable @102	2,000	2,116
4.00%, 7/1/49, Continuously Callable @100	500	536
Canton Capital Resource Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/40, Pre-refunded 5/1/20 @ 100	1,000	1,003
City of New York, GO 4.90%, 10/1/46, Continuously Callable @100 (c)	4,000	4,000
Series D-1, 4.00%, 12/1/43, Continuously Callable @100 (d)	4,000	4,448
City of Newburgh, GO Series A, 5.00%, 6/15/23, Continuously Callable @100	825	892
Series A, 5.00%, 6/15/24, Continuously Callable @100	870	947
City of Poughkeepsie, GO, 5.00%, 6/1/31, Continuously Callable @100	600	633
City of Yonkers, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/24, Continuously Callable @100	1,000	1,061
Series A, 3.00%, 7/1/25, AGM, Continuously Callable @100	665	698
County of Nassau, GO, Series A, 5.00%, 1/1/38, Continuously Callable @100	1,000	1,168
County of Nassau, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 4/1/38, Continuously Callable @100	1,000	1,099
County of Rockland, GO
3.75%, 10/1/25, Continuously Callable @100	1,265	1,281
Series B, 5.00%, 12/15/21	600	638

See notes to financial statements.

11

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Dutchess County Industrial Development Agency Revenue (INS — Assured Guaranty Corp.), 5.50%, 4/1/30, Pre-refunded 10/1/20 @ 100	$1,000	$1,021
Dutchess County Local Development Corp. Revenue 5.00%, 7/1/46, Continuously Callable @100	600	658
Series A, 5.75%, 7/1/40, Pre-refunded 7/1/20 @ 100	1,250	1,265
Series A, 5.00%, 7/1/44, Pre-refunded 7/1/24 @ 100	1,000	1,163
Series A, 5.00%, 7/1/45, Continuously Callable @100	2,000	2,305
Series B, 4.00%, 7/1/41, Continuously Callable @100	2,000	2,132
Series B, 4.00%, 7/1/49, Continuously Callable @100	1,750	1,878
Erie County Industrial Development Agency Revenue, Series A, 5.25%, 5/1/32, Continuously Callable @100	250	261
Hempstead Town Local Development Corp. Revenue 5.00%, 7/1/47, Continuously Callable @100	600	696
5.00%, 7/1/48, Continuously Callable @100	300	334
Hudson Yards Infrastructure Corp. Revenue, Series A, 4.00%, 2/15/44, Continuously Callable @100	2,000	2,148
Jefferson County Civic Facility Development Corp. Revenue, 4.00%, 11/1/47, Continuously Callable @100	1,000	1,036
Long Island Power Authority Revenue Series A, 5.00%, 5/1/38, Pre-refunded 5/1/21 @ 100	2,000	2,082
Series A, 5.00%, 9/1/44, Continuously Callable @100	2,000	2,273
Series B, 5.00%, 9/1/41, Continuously Callable @100	1,000	1,190
Metropolitan Transportation Authority Revenue 5.21% (MUNIPSA+50bps), 11/15/42, (Put Date 3/1/22) (e) (f)	1,000	992
Series A, 5.25%, 11/15/38, Pre-refunded 11/15/21 @ 100	1,500	1,600
Series A, 5.25%, 11/15/57, Continuously Callable @100	1,000	1,111
Series A-1, 4.00%, 11/15/51, Continuously Callable @100	2,000	2,027
Series B, 4.00%, 11/15/50, Continuously Callable @100	1,000	1,011
Series C-1, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,175
Series D-2, 5.16% (MUNIPSA+45bps), 11/15/44, (Put Date 11/15/22) (e) (f)	2,000	1,979
Monroe County Industrial Development Corp. Revenue 5.25%, 10/1/31, Pre-refunded 10/1/21 @ 100	500	532
4.00%, 7/1/43, Continuously Callable @100	1,000	1,087
5.00%, 12/1/46, Continuously Callable @100	1,000	1,120
4.00%, 10/1/47, Continuously Callable @100	1,000	924
Series A, 5.00%, 12/1/37, Continuously Callable @100	1,000	1,074
Series A, 5.00%, 12/1/42, Continuously Callable @100	2,000	2,140
Monroe County Industrial Development Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 1/15/38, Continuously Callable @100	500	550
Monroe County Industrial Development Corp. Revenue (INS — Federal Housing Administration), 5.50%, 8/15/40, Continuously Callable @100	2,100	2,174
Nassau County Local Economic Assistance Corp. Revenue, 5.00%, 7/1/37, Pre-refunded 7/1/22 @ 100	1,000	1,087
New York City Health & Hospital Corp. Revenue, Series A, 5.00%, 2/15/25, Continuously Callable @100	1,885	1,890
New York City Housing Development Corp. Revenue Series A, 5.00%, 11/1/42, Continuously Callable @100	1,000	1,003
Series K, 4.20%, 11/1/58, Continuously Callable @100	3,000	3,223
New York City Industrial Development Agency Revenue (INS — Assured Guaranty Municipal Corp.), 2.25%, 10/1/29	1,425	1,402

See notes to financial statements.

12

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York City Transitional Finance Authority Building Aid Revenue Series S, 5.00%, 7/15/43, Continuously Callable @100	$1,250	$1,422
Series S, 4.00%, 7/15/45, Continuously Callable @100	2,000	2,202
New York City Transitional Finance Authority Future Tax Secured Revenue
4.00%, 8/1/41, Continuously Callable @100	1,000	1,096
4.00%, 11/1/42, Continuously Callable @100	2,000	2,157
0.88%, 2/1/44 (c)	2,300	2,300
Series B, 4.00%, 8/1/41, Continuously Callable @100	1,000	1,090
Series B-1, 4.00%, 11/1/45, Continuously Callable @100	2,000	2,210
New York City Trust for Cultural Resources Revenue 5.00%, 8/1/43, Continuously Callable @100	1,000	1,087
4.00%, 7/1/46, Continuously Callable @100	1,000	1,024
New York City Water & Sewer System Revenue, Series D, 6/15/20 (g)	12,090	12,040
New York Convention Center Development Corp. Revenue 5.00%, 11/15/45, Continuously Callable @100	500	562
Series S, 11/15/37 (g)	1,000	631
New York Counties Tobacco Trust VI Revenue, 5.00%, 6/1/45, Continuously Callable @100	500	473
New York Liberty Development Corp. Revenue
5.25%, 10/1/35	2,500	3,047
5.50%, 10/1/37	560	708
5.00%, 11/15/44, Continuously Callable @100 (h)	1,000	1,017
2.80%, 9/15/69, Continuously Callable @100	2,000	1,858
New York State Dormitory Authority Revenue 5.00%, 7/1/34, Continuously Callable @100	500	557
5.25%, 7/1/35, Continuously Callable @100	1,000	1,001
5.00%, 12/1/37, Continuously Callable @100 (h)	1,300	1,454
4.00%, 8/1/38, Continuously Callable @100	4,000	4,301
5.50%, 7/1/40, Pre-refunded 7/1/20 @ 100	1,000	1,011
5.00%, 7/1/42, Continuously Callable @100	250	266
5.00%, 5/1/43, Continuously Callable @100	1,000	1,115
5.75%, 7/1/43, Continuously Callable @100	1,000	1,114
3.50%, 7/1/44, Continuously Callable @100	1,000	1,037
4.00%, 7/1/45, Continuously Callable @100	2,000	2,070
Series A, 5.00%, 7/1/26, Pre-refunded 7/1/20 @ 100	2,000	2,020
Series A, 5.00%, 7/1/31, Pre-refunded 7/1/21 @ 100	1,000	1,044
Series A, 5.00%, 5/1/38, Continuously Callable @100	500	509
Series A, 5.00%, 5/1/41, Pre-refunded 5/1/21 @ 100	2,000	2,088
Series A, 4.00%, 7/1/41, Continuously Callable @100	1,000	1,094
Series A, 4.00%, 7/1/43, Continuously Callable @100	2,000	2,154
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,500	1,596
Series A, 4.00%, 7/1/45, Continuously Callable @100	2,250	2,496
Series A, 4.00%, 3/15/48, Continuously Callable @100	3,000	3,229
Series A, 5.00%, 7/1/48, Continuously Callable @100	1,000	1,211
Series A, 4.00%, 3/15/49, Continuously Callable @100	1,500	1,651
Series A, 4.00%, 7/1/49, Continuously Callable @100	1,000	1,111
Series A, 4.00%, 9/1/50, Continuously Callable @100	500	520
Series A, 4.00%, 7/1/53, Continuously Callable @100	500	542
Series C, 4.00%, 7/1/47, Continuously Callable @100	1,000	1,088
Series D, 5.00%, 5/1/39, Continuously Callable @100	500	530
See notes to financial statements.

13

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.) Series 1, 5.50%, 7/1/40	$2,000	$2,822
Series A, 5.50%, 5/15/30 (d)	3,275	4,424
New York State Dormitory Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.63%, 11/1/32, Pre-refunded 5/1/21 @ 100	500	526
New York State Dormitory Authority Revenue (NBGA — State of New York Mortgage Agency), 5.00%, 6/1/33, Continuously Callable @100	2,320	2,327
New York State Environmental Facilities Corp. Revenue, 4.00%, 8/15/46, Continuously Callable @100	1,000	1,100
New York State Thruway Authority Revenue Series A, 4.00%, 1/1/56, Continuously Callable @100	1,000	1,063
Series B, 4.00%, 1/1/53, Continuously Callable @100	1,000	1,103
New York State Urban Development Corp. Revenue, 5.00%, 3/15/42, Continuously Callable @100	3,000	3,651
Niagara Area Development Corp. Revenue, Series B, 3.50%, 11/1/24, Continuously Callable @100 (h)	2,000	1,932
Niagara Tobacco Asset Securitization Corp. Revenue, 5.25%, 5/15/40, Continuously Callable @100	750	796
Oneida County Local Development Corp. Revenue, 4.00%, 7/1/39, Continuously Callable @100	750	750
Onondaga Civic Development Corp. Revenue 4.00%, 7/1/40, Continuously Callable @100 (i)	300	324
5.38%, 7/1/40, Continuously Callable @100	1,500	1,511
5.00%, 10/1/40, Continuously Callable @100	1,000	1,107
5.00%, 7/1/42, Continuously Callable @100	1,000	1,066
5.00%, 1/1/43, Continuously Callable @100	740	829
Onondaga County Trust for Cultural Resources Revenue 5.00%, 12/1/36, Continuously Callable @100	1,000	1,048
5.00%, 5/1/40, Continuously Callable @100	800	950
Southold Local Development Corp. Revenue, 5.00%, 12/1/45, Continuously Callable @100	1,000	978
St. Lawrence County Industrial Development Agency Revenue 4.00%, 7/1/43, Continuously Callable @100	500	536
5.00%, 9/1/47, Continuously Callable @100	1,770	1,997
State of New York Mortgage Agency Revenue, Series 211, 3.80%, 10/1/48, Continuously Callable @100	1,985	2,068
Suffolk County Economic Development Corp. Revenue 5.00%, 7/1/28, Pre-refunded 7/1/21 @ 100	220	231
5.00%, 7/1/28, Continuously Callable @100	1,280	1,332
Series C, 5.00%, 7/1/33, Continuously Callable @100	250	278
Suffolk Tobacco Asset Securitization Corp. Revenue, Series B, 5.00%, 6/1/32, Continuously Callable @100	1,450	1,497
Tompkins County Development Corp. Revenue, 5.00%, 7/1/44, Continuously Callable @100	1,375	1,414
Tompkins County Development Corp. Revenue (INS-Assured Guaranty Municipal Corp.), 5.50%, 7/1/33, Pre-refunded 1/1/21 @ 100	1,000	1,034
Triborough Bridge & Tunnel Authority Revenue, Series B, 11/15/32 (g)	1,000	716
Troy Capital Resource Corp. Revenue, Series A, 5.00%, 9/1/30, Continuously Callable @100	2,000	2,030

See notes to financial statements.

14

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
TSASC, Inc. Revenue Bonds, Series A, 5.00%, 6/1/41, Continuously Callable @100	$1,000	$1,047
Westchester County Healthcare Corp. Revenue Series B, 6.00%, 11/1/30, Pre-refunded 11/1/20 @ 100	870	895
Series B, 6.00%, 11/1/30, Continuously Callable @100	130	133
Westchester County Local Development Corp. Revenue 5.00%, 1/1/34, Continuously Callable @100	1,500	1,571
5.00%, 7/1/42, Continuously Callable @104	450	501
5.00%, 11/1/46, Continuously Callable @100	1,000	1,074
5.00%, 6/1/47, Continuously Callable @100	1,000	1,114
Westchester Tobacco Asset Securitization Revenue, Series B, 5.00%, 6/1/41, Continuously Callable @100	500	547
		212,545
Guam (3.7%):
Antonio B. Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.75%, 10/1/43, Continuously Callable @100	1,000	1,109
Guam Government Waterworks Authority Revenue 5.50%, 7/1/43, Continuously Callable @100	1,000	1,015
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,028
Series A, 5.00%, 7/1/35, Continuously Callable @100	500	504
Guam Power Authority Revenue, Series A, 5.00%, 10/1/37, Continuously Callable @100	1,165	1,176
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,026
Series A, 5.00%, 10/1/39, Continuously Callable @100	500	503
Territory of Guam Revenue Series A, 5.00%, 12/1/46, Continuously Callable @100	500	472
Series B, 5.00%, 1/1/37, Continuously Callable @100	500	494
Series D, 5.00%, 11/15/39, Continuously Callable @100	1,000	979
		8,306
Puerto Rico (0.6%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, 5.13%, 4/1/32, Continuously Callable @100	1,390	1,318
Total Municipal Bonds (Cost $214,805)		222,169
Total Investments (Cost $215,304) — 99.2%		222,666
Other assets in excess of liabilities — 0.8%		1,898
NET ASSETS — 100.00%		$224,564

(a)  Non-income producing security.

(b)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, illiquid securities were 0.2% of the Fund's net assets. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

15

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(c)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(e)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2020.

(f)  Put Bond.

(g)  Zero-coupon bond.

(h)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, the fair value of these securities was $4,403 (thousands) and amounted to 2.0% of net assets.

(i)  Security purchased on a when-issued basis.

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

GO — General Obligation

MUNIPSA — Municipal Swap Index

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA New York Bond Fund
Assets:
Investments, at value (Cost $215,304)	$222,666
Cash	14
Receivables:
Interest	2,560
Capital shares issued	28
Prepaid expenses	1
Total assets	225,269
Liabilities:
Payables:
Distributions	117
Investments purchased	355
Capital shares redeemed	99
Accrued expenses and other payables:
Investment advisory fees	71
Administration fees	29
Transfer agent fees	5
Compliance fees	—	(a)
Trustees' fees	2
12b-1 fees	1
Other accrued expenses	26
Total liabilities	705
Net Assets:
Capital	220,272
Total distributable earnings	4,292
Net assets	$224,564
Net Assets
Fund Shares	$218,096
Adviser Shares	6,468
Total	$224,564
Shares (unlimited number of shares authorized with no par value):
Fund Shares	18,484
Adviser Shares	550
Total	19,034
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.80
Adviser Shares	$11.77

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA New York Bond Fund
Investment Income:
Interest	$8,725
Total income	8,725
Expenses:
Investment advisory fees	817
Administration fees — Fund Shares	337
Administration fees — Adviser Shares	10
Sub-Administration fees	15
Professional fees	1
12b-1 fees — Adviser Shares	17
Custodian fees	39
Transfer agent fees — Fund Shares	50
Transfer agent fees — Adviser Shares	1
Trustees' fees	44
Compliance fees	1
Legal and audit fees	69
State registration and filing fees	1
Other expenses	25
Total expenses	1,427
Net Investment Income (Loss)	7,298
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	274
Net change in unrealized appreciation/depreciation on investment securities	(1,752)
Net realized/unrealized gains (losses) on investments	(1,478)
Change in net assets resulting from operations	$5,820

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA New York Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$7,298	$7,412
Net realized gains (losses) from investments	274	31
Net change in unrealized appreciation/depreciation on investments	(1,752)	2,350
Change in net assets resulting from operations	5,820	9,793
Distributions to Shareholders:
Fund Shares	(7,103)	(7,221)
Adviser Shares	(195)	(190)
Change in net assets resulting from distributions to shareholders	(7,298)	(7,411)
Change in net assets resulting from capital transactions	(7,226)	8,825
Change in net assets	(8,704)	11,207
Net Assets:
Beginning of period	233,268	222,061
End of period	$224,564	$233,268
Capital Transactions:
Fund Shares
Proceeds from shares issued	$24,913	$29,922
Distributions reinvested	5,877	5,930
Cost of shares redeemed	(38,234)	(27,286)
Total Fund Shares	$(7,444)	$8,566
Adviser Shares
Proceeds from shares issued	301	328
Distributions reinvested	34	30
Cost of shares redeemed	(117)	(99)
Total Adviser Shares	218	259
Change in net assets resulting from capital transactions	$(7,226)	$8,825
Share Transactions:
Fund Shares
Issued	2,067	2,564
Reinvested	486	507
Redeemed	(3,186)	(2,333)
Total Fund Shares	(633)	738
Adviser Shares
Issued	25	28
Reinvested	3	3
Redeemed	(10)	(8)
Total Adviser Shares	18	23
Change in Shares	(615)	761

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA New York Bond Fund
Fund Shares
Year Ended March 31, 2020	$11.87	0.38	(c)	(0.07)	0.31	(0.38)	(0.38)
Year Ended March 31, 2019	$11.76	0.40		0.11	0.51	(0.40)	(0.40)
Year Ended March 31, 2018	$11.88	0.41		(0.12)	0.29	(0.41)	(0.41)
Year Ended March 31, 2017	$12.28	0.42		(0.41)	0.01	(0.41)	(0.41)
Year Ended March 31, 2016	$12.29	0.43		(0.01)	0.42	(0.43)	(0.43)
Adviser Shares
Year Ended March 31, 2020	$11.84	0.35	(c)	(0.07)	0.28	(0.35)	(0.35)
Year Ended March 31, 2019	$11.73	0.37		0.11	0.48	(0.37)	(0.37)
Year Ended March 31, 2018	$11.85	0.38		(0.12)	0.26	(0.38)	(0.38)
Year Ended March 31, 2017	$12.25	0.39		(0.40)	(0.01)	(0.39)	(0.39)
Year Ended March 31, 2016	$12.26	0.41		(0.01)	0.40	(0.41)	(0.41)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal years ended 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA New York Bond Fund
Fund Shares
Year Ended March 31, 2020	$11.80	2.60%	0.61%	3.17%	0.61%	$218,096	18%
Year Ended March 31, 2019	$11.87	4.41%	0.60%	3.39%	0.60%	$226,973	15%
Year Ended March 31, 2018	$11.76	2.45%	0.59%	3.43%	0.59%	$216,090	6%
Year Ended March 31, 2017	$11.88	0.10%	0.61%	3.41%	0.61%	$208,513	10%
Year Ended March 31, 2016	$12.28	3.50%	0.66%	3.53%	0.66%	$211,136	10%
Adviser Shares
Year Ended March 31, 2020	$11.77	2.36%	0.85%	2.93%	0.85%	$6,468	18%
Year Ended March 31, 2019	$11.84	4.16%	0.85%	3.15%	0.85%	$6,295	15%
Year Ended March 31, 2018	$11.73	2.19%	0.84%	3.18%	0.84%	$5,971	6%
Year Ended March 31, 2017	$11.85	(0.13)%	0.83%	3.19%	0.83%	$6,302	10%
Year Ended March 31, 2016	$12.25	3.30%	0.85%	3.34%	0.85%	$5,856	10%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA New York Bond Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$497	$497
Municipal Bonds	—	222,169	—	222,169
Total	$—	$222,169	$497	$222,666

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, distribution and service 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$15,755	$27,170	$—

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$42,245	$40,999

There were no purchases and sales of U.S. government securities during the year ended March 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly, is computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, are $607 thousands and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly, was computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of funds within the Lipper New York Municipal Debt Funds category.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis Rate points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2019 through June 30, 2019, performance adjustments for the Fund Shares and Adviser Shares were $(27) and $(1) thousand, respectively, and (0.01%) and (0.01%) of net assets, respectively. Base fees incurred and paid to AMCO from April 1, 2019 through June 30, 2019, were $210 thousand and reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from July 1, 2019 through March 31, 2020, are $253 and $8 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from April 1, 2019 through June 30, 2019, were $84 and $2 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $38 and $1 thousand for the Fund Shares and Adviser Shares, respectively. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $12 and less than $1 thousand for the Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through March 31, 2020, are $13 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from April 1, 2019 through June 30, 2019, were $4 thousand and reflected on the Statement of Operations as 12b-1 fees.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through March 31, 2020, the expense limits (excluding voluntary waivers) are 0.65% and 0.90% for the Fund Shares and Adviser Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, there were no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

Because the Fund invests primarily in New York tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in New York to pay interest or repay principal, which may impact the Fund's performance. The Fund is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. While New York State's economy is broad, it does have concentrations in the financial services industry and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past, and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of New York State; and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York State has at times been somewhat slower than the nation overall. The economic and financial condition of New York State also may be affected by various financial, social, economic, and political factors.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of less than $1 thousand.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended March 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period July 1, 2019 through March 31, 2020.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020			Year Ended March 31, 2019
Distributions Paid From			Distributions Paid From
Ordinary Income	Tax-Exempt Income	Total Distributions Paid	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
$4	$7,294	$7,298	$13	$7,398	$7,411

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$675	$(609)	$(3,069)	$7,295	$4,292

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the basis adjustment on partnership investments.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

At March 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used:

Short-Term Amount	Long-Term Amount	Total
$816	$2,253	$3,069

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$215,371	$9,182	$(1,887)	$7,295

8. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

9. Subsequent Event:

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change is expected to be effective in late June 2020 ("Redesignation Date").

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the net asset value per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 12 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA New York Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA New York Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

33

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
Fund Shares	$1,000.00	$986.60	$1,021.90	$3.08	$3.13	0.62%
Adviser Shares	1,000.00	985.30	1,020.65	4.32	4.39	0.87%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011);
Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020 (amounts in thousands):

Tax Exempt Income Amount*
99.94%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

40864-0520

MARCH 31, 2020

Annual Report

USAA Target Managed Allocation Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)	27
Expense Example	27
Proxy Voting and Portfolio Holdings Information	27
Trustees' and Officers' Information	28
Additional Federal Income Tax Information	34
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

2

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund

Manager's Commentary

(Unaudited)

Wasif A. Latif

Mannik S. Dhillon

Lance Humphrey, CFA

•  What were the market conditions during the reporting period?

The reporting period began on the heels of a strong first quarter in equities which rebounded from the sharp selloff to end 2018. The second and third quarters marked mostly flat performance as concerns related to trade negotiations with China, an inverted yield curve, and deteriorating economic indicators cast doubt into how much more longest bull market in history had to run.

The U.S. Federal Reserve (the "Fed") came to the rescue with accommodating monetary policy, cutting interest rates three times throughout 2019. Investor sentiment turned bullish in the fourth quarter as economic indicators became more supportive and trade negotiations improved as tariffs that were scheduled to go into effect were averted. As a result, equities finished the fourth quarter much the way they started the year with solid gains.

Trade negotiations with China and the 2020 U.S. Presidential election were top of mind to start the first quarter of 2020. A phase one deal between the U.S. and China was reached in early January which the market welcomed, but political uncertainty surrounding the U.S. Presidential election and the economic impact of the novel coronavirus ("COVID 19") outbreak in China took hold.

In late February, concerns about the spread of the a novel COVID-19 led to a sharp sell-off in equities, with volatility spiking to levels not seen since the 2008 financial crisis. The COVID-19 pandemic led to containment efforts which all but brought the global economy to a halt. Equities recovered some of the lost ground in the final days of the quarter through concerted fiscal and monetary stimulus efforts. In the U.S., the Fed cut its benchmark overnight lending rate to zero and announced the revival of a range of crisis-era lending facilities and asset-purchase programs. On the fiscal side, Congress passed a $2.2 trillion stimulus package. However, markets remained highly volatile into quarter-end given the uncertainty around the scope and duration of the impact of the virus on the global economy.

•  How did the USAA Target Managed Allocation Fund (the "Fund") perform during the reporting period?

For the reporting period ended March 31, 2020, the Fund had a total return of -8.20%. This compares to total returns of -11.26% for the MSCI All-Country World Index and 7.15% for the Bloomberg Barclays U.S. Universal Index.

4

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund (continued)

•  What strategies did you employ during the reporting period?

USAA Funds offers six funds in the Target Retirement Series, each of which has a different strategic asset allocation based on investors' risk tolerance and time horizon. Depending on our continuous assessment of market opportunities and risks, we apply tactical asset allocation decisions by overweighting or underweighting the various asset classes in each fund versus our respective strategic allocations. The Target Managed Allocation Fund allows us to make allocation changes to the Target Retirement Series more quickly and with less disruption to the underlying funds in the portfolios. The Fund's asset allocation therefore reflects the need to round out the portfolios of the Target Retirement Series, rather than representing an active strategy. We primarily use exchange-traded funds ("ETFs") and futures to implement our asset allocation views, since they are highly liquid vehicles that allow us to apply our decisions more quickly and efficiently than investing in individual securities.

With this in mind, the Fund was generally well positioned for the environment of the past 12 months. A substantial portion of the portfolio was invested in U.S. equities, which outperformed the broader global equity markets. Additionally, the Fund had higher than average defensive positions in various fixed income asset classes that were invested tactically throughout the period. For example, the portfolio held a position in an ETF that tracks U.S. long term treasury bonds, which proved to be one of the best performing major asset classes over the period. This particularly benefitted the portfolio on a relative basis during the sharp downturn in the first quarter of 2020. These benefits were slightly offset by long positions in ETFs that track indices that invest in companies in international developed markets such as Europe.

The Fund also employs a tactically-oriented equity futures strategy designed to provide incremental return on top of the underlying ETF positions. This strategy added value over the period primarily driven by long positions in U.S. large cap equities and short positions in U.S. small cap equities. Short positions in futures tracking the MSCI Emerging Markets Index also contributed to the strong performance of the strategy.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

INCEPTION DATE	8/7/15
	Net Asset Value	MSCI All-Country World Index[1]	Bloomberg Barclays U.S. Universal Index[2]
One Year	-8.20%	-11.26%	7.15%
Since Inception+	1.73%	2.79%	3.78%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

+The since inception performance of the MSCI All-Country World Index and the Bloomberg Barclays U.S. Universal Index is calculated from July 31, 2015 through March 31, 2020.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Target Managed Allocation Fund — Growth of $10,000

**The performance of the MSCI All-Country World Index and Bloomber Barclays U.S. Universal Index are calculated from the end of the month, July 31, 2015, while the inception date of the USAA Target Managed Allocation Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The unmanaged Bloomberg Barclays U.S. Universal Bond Index is comprised of U.S. dollar denominated, taxable bonds that are related investment-grade or below investment-grade. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to maximum total return primarily through capital appreciation.

Asset Allocation*:

3/31/2020

(% of Net Assets)

*Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value*
U.S. Treasury Obligations (4.1%)
U.S. Treasury Note, 1.88%, 4/30/22 (a)	$17,600	$18,186
Total U.S. Treasury Obligations (Cost $17,374)		18,186
Exchange-Traded Funds (92.3%)
iShares 20+ Year Treasury Bond ETF	129,969	21,441
iShares iBoxx $ Investment Grade Corporate Bond ETF	299,825	37,031
SPDR Gold Shares	202,941	30,045
Vanguard FTSE All-World ex-US ETF	1,640,234	67,282
Vanguard S&P 500 ETF (a)	994,548	235,530
Vanguard Short-Term Bond ETF	97,666	8,026
Vanguard Total Stock Market ETF (a)	102,188	13,173
Total Exchange-Traded Funds (Cost $444,214)		412,528
Total Investments (Cost $461,588) — 96.4%		430,714
Other assets in excess of liabilities — 3.6%		15,902
NET ASSETS — 100.00%		$446,616

*  At March 31, 2020 the Fund's investments in foreign securities were 15.1% of net assets.

(a)  All or a portion of this security has been designated as collateral for futures contracts.

ETF — Exchange-Traded Fund

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Future	566	6/19/20	$74,628,744	$72,722,510	$(1,906,234)
FTSE 100 Index Future	434	6/19/20	27,263,927	30,379,299	2,658,787
Swiss Market Index Future	191	6/19/20	16,393,798	18,087,948	1,383,543
					$2,136,096

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Future	813	6/19/20	$33,329,503	$34,263,885	$(934,382)
Russell 2000 Mini Index Future	699	6/19/20	40,901,092	40,108,620	792,472
Tokyo Price Index Future	361	6/11/20	45,148,533	47,103,743	(2,670,416)
					$(2,812,326)
	Total unrealized appreciation				$4,834,802
	Total unrealized depreciation				(5,511,032)
	Total net unrealized appreciation (depreciation)				$(676,230)

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Managed Allocation Fund
Assets:
Investments, at value (Cost $461,588)	$430,714
Cash and cash equivalents	6,448
Deposits with brokers for futures contracts	10,682
Receivables:
Interest and dividends	150
Variation margin on open futures contracts	1,387
Prepaid expenses	2
Total Assets	449,383
Liabilities:
Payables:
Capital shares redeemed	1,011
Variation margin on open futures contracts	1,479
Accrued expenses and other payables:
Investment advisory fees	196
Administration fees	20
Custodian fees	3
Transfer agent fees	21
Compliance fees	—	(a)
Trustees' fees	2
Other accrued expenses	35
Total Liabilities	2,767
Net Assets:
Capital	486,472
Total distributable earnings/(loss)	(39,856)
Net Assets	$446,616
Shares (unlimited number of shares authorized with no par value):	49,741
Net asset value, offering and redemption price per share: (b)	$8.98

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA Target Managed Allocation Fund
Investment Income:
Dividends	$12,907
Interest	474
Securities lending (net of fees)	14
Total Income	13,395
Expenses:
Investment advisory fees	2,653
Professional fees	2
Administration fees	265
Sub-Administration fees	12
Custodian fees	55
Transfer agent fees	265
Trustees' fees	44
Compliance fees	2
Legal and audit fees	74
State registration and filing fees	1
Interest expense on interfund lending	14
Other expenses	24
Total Expenses	3,411
Net Investment Income (Loss)	9,984
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(234)
Net realized gains (losses) on foreign currency transactions	252
Net realized gains (losses) from futures contracts	9,420
Net change in unrealized appreciation/depreciation on investment securities	(54,982)
Net change in unrealized appreciation/depreciation on foreign currency translations	(45)
Net change in unrealized appreciation/depreciation on futures contracts	(2,360)
Net realized/unrealized gains (losses) on investments	(47,949)
Change in net assets resulting from operations	$(37,965)

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Managed Allocation Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$9,984	$8,356
Net realized gains (losses) from investments	9,438	33,339
Net change in unrealized appreciation/depreciation on investments	(57,387)	(34,260)
Change in net assets resulting from operations	(37,965)	7,435
Change in net assets resulting from distributions to shareholders	(25,937)	(45,385)
Change in net assets resulting from capital transactions	(1,689)	62,558
Change in net assets	(65,591)	24,608
Net Assets:
Beginning of period	512,207	487,599
End of period	$446,616	$512,207
Capital Transactions:
Proceeds from shares issued	$5,264	$139,156
Distributions reinvested	25,937	45,385
Cost of shares redeemed	(32,890)	(121,983)
Change in net assets resulting from capital transactions	$(1,689)	$62,558
Share Transactions:
Issued	590	12,530
Reinvested	2,372	4,694
Redeemed	(3,127)	(10,761)
Change in Shares	(165)	6,463

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Target Managed Allocation Fund
Year Ended March 31, 2020	$10.26	0.20	(c)	(0.96)	(0.76)	(0.22)	(0.30)
Year Ended March 31, 2019	$11.22	0.17		(0.10)	0.07	(0.15)	(0.88)
Year Ended March 31, 2018	$10.46	0.16		0.73	0.89	(0.13)	— (e)
Year Ended March 31, 2017	$9.49	0.14		0.97	1.11	(0.14)	—
August 7, 2015 (i) through March 31, 2016	$10.00	0.12	(c)	(0.51)	(0.39)	(0.12)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Reflects an increase in trading activity due to asset allocation shifts.

(e)  Amount is less than $0.005 per share.

(f)  Reflects overall decrease in purchases and sales of securities.

(g)  Prior to August 1, 2016, AMCO had voluntarily agreed to limit the annual expenses of the Fund to 0.70% of the Fund's average daily net assets.

(h)  Reflects that the Fund did not have a full year of operations in 2016.

(i)  Commencement of operations.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Target Managed Allocation Fund
Year Ended March 31, 2020	(0.52)	$8.98	(8.20)%	0.64%		1.88%	0.64%	$446,616	298	%(d)
Year Ended March 31, 2019	(1.03)	$10.26	1.32%	0.65%		1.83%	0.65%	$512,207	195	%(d)
Year Ended March 31, 2018	(0.13)	$11.22	8.48%	0.65%		1.50%	0.65%	$487,599	75	%(f)
Year Ended March 31, 2017	(0.14)	$10.46	11.72%	0.64	%(g)	1.37%	0.64%	$462,794	125	%(h)
August 7, 2015 (i) through March 31, 2016	(0.12)	$9.49	(3.91)%	0.65%		1.88%	0.65%	$415,896	84%

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Target Managed Allocation Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA funds participating in a fund-of-funds investment strategy or other persons or legal entities that the Fund may approve from time to time.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principals in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$18,186	$—	$18,186
Exchange-Traded Funds	412,528	—	—	412,528
Total	$412,528	$18,186	$—	$430,714
Other Financial Investments^:
Assets:
Futures Contracts	4,835	—	—	4,835
Liabilities:
Futures Contracts	(5,511)	—	—	(5,511)
Total	$(676)	$—	$—	$(676)

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

As of March 31, 2020, the Fund entered into futures contracts primarily to aid in achieving the Fund's investment objective.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of March 31, 2020 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable On Open Futures Contracts*	Variation Margin Payable On Open Futures Contracts*
Equity Risk Exposure:	$4,835	$5,511

*  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended March 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$9,420	$(2,360)

All open derivative positions at year end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At March 31, 2020, the Fund had no securities on loan.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses on foreign currency transactions on the Statement of Operations.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,546,359	$1,567,654

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

There were no purchases and sales of U.S. government securities during the year ended March 31, 2020.

4. USAA Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA funds. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at usaa.com. As of March 31, 2020, certain USAA fund-of funds owned total outstanding shares of the Fund:

Affiliated USAA Fund	Ownership %
Cornerstone Conservative Fund	0.8
Cornerstone Equity Fund	2.6
USAA Target Income	3.5
USAA Target 2020	5.8
USAA Target 2030	26.8
USAA Target 2040	35.4
USAA Target 2050	22.2
USAA Target 2060	2.9

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, was $2,013 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. The amount incurred and paid to AMCO from April 1, 2019 through June 30, 2019, was $640 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2020, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.05% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through March 31, 2020, are $201 thousand and reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

rate of 0.05% of average daily net assets of the Fund. Amounts incurred from April 1, 2019 through June 30, 2019, were $64 thousand and reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services based on a fee accrued daily at an annualized rate of 0.05% of the Fund's average daily net assets, plus out of pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, are $201 thousand. Amounts incurred and paid to SAS during the period April 1, 2019 through June 30, 2019, are $64 thousand. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. Effective July 1, 2019 through March 31, 2020, the expense limit (excluding voluntary waivers) is 0.65%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of the Fund to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of March 31, 2020, there are no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

7. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended March 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$33,380	8	1.54%	$52,102

*  For the six months ended March 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to declare and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020 on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020			Year Ended March 31, 2019
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$24,166	$1,771	$25,937	$9,983	$35,402	$45,385

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
$4,798	$(2,229)	$(42,425)	$(39,856)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

As of the tax year ended March 31, 2020, the Fund had no net capital loss carryforwards for federal income tax purposes.

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$470,364	$8,912	$(48,562)	$(39,650)

9. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

10. Subsequent Events:

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity,

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Target Managed Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Target Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

26

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
$1,000.00	$868.10	$1,021.80	$2.99	$3.23	0.64%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

27

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

28

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

29

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

30

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

31

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-Present).
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)(1)	Short-Term Capital Gain Distributions(2)	Long-Term Capital Gain Distributions(2)
1.51%	$11,106	$1,771

(1)  Presented as a percentage of net investment income.

(2)  Pursuant to Section 852 of the Internal Revenue Code.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

98358-0520

MARCH 31, 2020

Annual Report

USAA Tax Exempt Intermediate-Term Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	48
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	61
Supplemental Information (Unaudited)	62
Expense Example	62
Proxy Voting and Portfolio Holdings Information	62
Trustees' and Officers' Information	63
Additional Federal Income Tax Information	69
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CPA, CFA

John C. Bonnell, CFA

Andrew R. Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2020, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, market conditions changed drastically during the reporting period.

For the first approximate 11 months of the reporting period, tax-exempt bonds generated strong positive returns. In the second half of calendar year 2019, due to intensifying U.S.-China trade tensions and global economic weakness, the U.S. Federal Reserve (the "Fed") cut the target federal funds rate from a range of 2.25% — 2.50% to a target range of 1.50% — 1.75%. Municipal bond AAA rates followed suit by generally falling for the majority of the reporting period, reaching their lows on March 9, 2020. Tax-exempt bonds also benefited from supply-and-demand dynamics during the first approximate 11 months of the reporting period. Supply was tight, as new issuance failed to keep pace with demand. Demand was intense, as municipal bond mutual funds saw inflows every week during the reporting period up to early March. In late February and early March, as the emergence of a novel coronavirus ("COVID-19") raised fears about a potential U.S. economic slowdown, municipal bonds held up well compared to other segments of the fixed income market.

That all changed on March 10, 2020. For the next 10 days, interest rates rose quickly and significantly along the municipal yield curve amid record outflows from municipal bond mutual funds. The trend reversed on March 20, and municipal bond yields fell sharply, finishing the reporting period below their starting points. Over this period, the 10-year AAA municipal bond rate started at 0.81% on March 9, rose to 2.88% on March 20, and fell to 1.44% on March 31 (after starting the reporting period at 1.91% on April 1, 2019). Municipal bond credit spreads (yield differentials between municipal bonds with similar maturities but different credit ratings) widened in March 2020, with spreads on lower-rated municipal securities widening the most. Rating agencies placed entire municipal bond sectors on credit watch because of a potential economic slowdown driven by the shutdowns, lockdowns, and self-quarantines that had been instituted to slow the spread of COVID-19. The Fed responded with unprecedented actions, slashing the target federal funds rate to a range of between zero and 0.25%, implementing quantitative easing and credit support programs, and offering assistance to state and municipal governments. The Fed also has said it will do what it takes to keep financial markets — including the municipal bond market — fully functioning.

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund (continued)

•  How did the USAA Tax Exempt Intermediate-Term Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2020, the Fund Shares and Adviser Shares had a total return of 2.56% and 2.37%, respectively, versus an average return of 2.13% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of 2.56% for the Lipper Intermediate Municipal Debt Funds Index, and 3.31% for the Bloomberg Barclays Municipal 1-15 Years Blend. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 2.89% and 2.62%, respectively, compared to the Lipper category average of 2.30%.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

	Fund Shares	Adviser Shares
INCEPTION DATE	3/19/82	8/1/10
	Net Asset Value	Net Asset Value	Bloomberg Barclays 1-15 Years Municipal Blend Index[1]	Lipper Intermediate Municipal Debt Funds Index[2]
One Year	2.56%	2.37%	3.31%	2.56%
Five Year	2.73%	2.48%	2.74%	2.45%
Ten Year	3.91%	NA	3.51%	3.29%
Since Inception	NA	3.46%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Intermediate-Term Fund — Growth of $10,000

1The unmanaged Bloomberg Barclays 1-15 Years Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Barclays Municipal Bond Index. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund (continued)

Average Annual Compounded Returns with Reinvestment of Dividends — Periods Ended March 31, 2020

	Total Return	=	Dividend Return	+	Price Change
10 Years	3.91%	=	3.53%	+	0.38%
5 Years	2.73%	=	3.12%	+	-0.39%
1 Year	2.56%	=	2.86%	+	-0.30%

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

Annual Total Returns and Compounded Dividend Returns for
the One-Year Periods Ended March 31, 2011 — March 31, 2020

Note the role that dividend returns play in the Fund Shares' total return over time. Share prices and dividend rates will vary from period to period. However, dividend returns generally are more consistent and less volatile than share prices.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax.

Top 10 Industries

March 31, 2020

(% of Net Assets)

Hospital	19.2%
Special Assessment/Tax/Fee	11.1%
General Obligation	10.9%
Education	9.2%
Toll Road	7.2%
Appropriated Debt	6.2%
Electric/Gas Utility	5.4%
Electric Utilities	5.2%
Escrowed Bonds	4.2%
Airport/Port	3.3%

Refer to the Schedule of Portfolio of Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund (continued)	March 31, 2020

  (Unaudited)

Portfolio Ratings Mix*
March 31, 2020
(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

*Does not include futures and money market instruments.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.2%)
Utilities (0.2%):
Energy Harbor Corp. (a)	837,140	$10,674
Total Common Stock (Cost $20,929)		10,674
Municipal Bonds (98.6%)
Alabama (1.5%):
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, 5.00%, 2/1/36, Continuously Callable @100	$8,000	8,962
Lower Alabama Gas District Revenue Series A, 5.00%, 9/1/27	5,000	5,568
Series A, 5.00%, 9/1/28	7,000	7,879
Series A, 5.00%, 9/1/34 (b)	35,000	40,851
Montgomery Medical Clinic Board Revenue 5.00%, 3/1/33, Continuously Callable @100	5,955	6,588
5.00%, 3/1/36, Continuously Callable @100	1,750	1,914
		71,762
Arizona (2.4%):
Apache County IDA Revenue, Series A, 4.50%, 3/1/30, Continuously Callable @100	20,310	20,517
Arizona Health Facilities Authority Revenue 5.00%, 2/1/27, Continuously Callable @100	6,000	6,370
6.56% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (c) (d)	30,000	31,144
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.) 5.50%, 7/1/24 (e)	3,270	3,818
5.50%, 7/1/25 (e)	2,115	2,544
Maricopa County IDA Revenue 5.28% (MUNIPSA+57bps), 1/1/35, Callable 10/18/23 @ 100 (c)	2,430	2,437
5.00%, 7/1/39, Continuously Callable @100 (f)	2,000	1,971
Pinal County IDA Revenue (INS — ACA Financial Guaranty Corp.) 5.25%, 10/1/20, Continuously Callable @100	2,000	2,006
5.25%, 10/1/22, Continuously Callable @100	1,250	1,254
4.50%, 10/1/25, Continuously Callable @100	2,000	2,005
The City of Phoenix IDA Revenue 3.75%, 7/1/24	5,585	5,771
5.00%, 7/1/34, Continuously Callable @100	11,100	12,043
5.00%, 7/1/36, Continuously Callable @100	1,675	1,823
5.00%, 10/1/36, Continuously Callable @100	4,250	4,851
The City of Phoenix IDA Revenue (LIQ — Barclays Bank PLC), Series 2016-XF2337, 5.00%, 6/1/36 (e) (f)	4,000	4,000
The Pima County IDA Revenue, 4.13%, 6/15/29, Continuously Callable @100 (f)	4,900	4,565
The Prima County IDA Revenue 4.00%, 6/15/22 (f)	695	690
Series A, 4.50%, 6/1/30, Continuously Callable @100	2,680	2,708

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Yavapai County IDA Revenue 1.10%, 4/1/29, (Put Date 6/1/20) (d) (e)	$3,000	$2,984
4.00%, 8/1/38, Continuously Callable @100	1,000	1,110
		114,611
Arkansas (0.7%):
Arkansas Development Finance Authority Revenue, 6.26% (MUNIPSA+155bps), 9/1/44, (Put Date 9/1/22) (c) (d)	29,000	29,038
University of Arkansas — Pulaski Technical College Revenue (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/30, Continuously Callable @100	4,290	5,060
		34,098
California (6.1%):
Anaheim Public Financing Authority Revenue Series A, 5.00%, 5/1/28, Continuously Callable @100	500	562
Series A, 5.00%, 5/1/29, Continuously Callable @100	500	562
Series A, 5.00%, 5/1/30, Continuously Callable @100	1,000	1,123
Bay Area Toll Authority Revenue 5.81% (MUNIPSA+110bps), 4/1/45, (Put Date 4/1/24) (c) (d)	17,000	17,291
5.61% (MUNIPSA+90bps), 4/1/45, (Put Date 5/1/23) (c) (d)	10,000	10,090
California Health Facilities Financing Authority Revenue 2.00%, 10/1/36, (Put Date 10/1/25) (d) (e)	8,500	8,653
Series D, 5.00%, 8/15/27, Continuously Callable @100	2,000	2,086
Series D, 5.25%, 8/15/31, Continuously Callable @100	5,000	5,241
California School Finance Authority Revenue 5.00%, 8/1/31, Continuously Callable @100 (f)	500	545
5.00%, 8/1/36, Continuously Callable @100 (f)	1,600	1,713
California State Public Works Board Revenue Series A, 5.00%, 3/1/25, Continuously Callable @100	1,250	1,381
Series A, 5.00%, 3/1/26, Continuously Callable @100	1,365	1,508
Series A, 5.00%, 4/1/28, Continuously Callable @100	10,000	10,619
Series A, 5.00%, 4/1/29, Continuously Callable @100	5,000	5,310
Series B, 5.00%, 10/1/31, Continuously Callable @100	11,465	13,206
Series B-1, 5.13%, 3/1/23, Continuously Callable @100	3,000	3,009
Series B-1, 5.25%, 3/1/24, Continuously Callable @100	2,500	2,508
Series B-1, 5.38%, 3/1/25, Continuously Callable @100	2,000	2,007
Series G, 5.00%, 11/1/23, Continuously Callable @100	1,185	1,299
Series G, 5.00%, 11/1/24, Continuously Callable @100	2,000	2,192
Series G, 5.00%, 11/1/28, Continuously Callable @100	7,000	7,672
California State University Revenue Series A, 5.00%, 11/1/29, Continuously Callable @100	10,000	11,603
Series A, 5.00%, 11/1/33, Continuously Callable @100	10,000	11,808
California Statewide Communities Development Authority Revenue 5.13%, 5/15/31, Continuously Callable @100	1,000	1,042
5.00%, 5/15/32, Continuously Callable @100	1,250	1,459
5.00%, 5/15/33, Continuously Callable @100	2,000	2,329
5.00%, 5/15/34, Continuously Callable @100	1,250	1,451
5.00%, 5/15/35, Continuously Callable @100	2,000	2,315

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Cerritos Community College District, GO Series D, 8/1/25 (g)	$1,510	$1,398
Series D, 8/1/27 (g)	1,000	887
Series D, 8/1/28 (g)	1,000	866
Chula Vista Municipal Financing Authority Special Tax Series B, 5.00%, 9/1/27, Continuously Callable @100	1,520	1,789
Series B, 5.00%, 9/1/28, Continuously Callable @100	1,700	1,996
Series B, 5.00%, 9/1/29, Continuously Callable @100	1,785	2,093
Series B, 5.00%, 9/1/30, Continuously Callable @100	2,635	3,083
Series B, 5.00%, 9/1/31, Continuously Callable @100	2,095	2,445
City of Irvine Special Assessment, 5.00%, 9/2/29, Callable 9/2/23 @ 100	1,000	1,116
City of San Diego Tobacco Settlement Revenue Funding Corp. Revenue, Series C, 4.00%, 6/1/32, Continuously Callable @100	900	912
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/15/32, Continuously Callable @100	1,605	1,913
5.00%, 11/15/33, Continuously Callable @100	1,570	1,865
5.00%, 11/15/34, Continuously Callable @100	3,655	4,329
5.00%, 11/15/35, Continuously Callable @100	2,340	2,765
City of Upland Certificate of Participation, 6.00%, 1/1/26, Pre-refunded 1/1/21 @ 100	10,000	10,338
County of Los Angeles Certificate of Participation, 5.00%, 3/1/23	1,300	1,442
El Camino Community College District, GO Series C, 8/1/26 (g)	6,810	6,233
Series C, 8/1/27 (g)	7,665	6,903
Series C, 8/1/28 (g)	5,500	4,848
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.), 1/15/35 (g)	5,500	3,869
Fresno Joint Powers Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 4/1/32, Continuously Callable @100	1,000	1,217
Series A, 5.00%, 4/1/35, Continuously Callable @100	1,000	1,210
Series A, 5.00%, 4/1/36, Continuously Callable @100	420	507
Golden State Tobacco Securitization Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 6/1/25 (g)	46,605	42,536
Irvine Unified School District Special Tax (INS — Assured Guaranty Municipal Corp.), 4.50%, 9/1/20, Continuously Callable @100	2,500	2,506
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 9/1/27, Continuously Callable @100	3,500	4,227
Series A, 5.00%, 9/1/28, Continuously Callable @100	2,640	3,180
Sacramento City Financing Authority Revenue (LIQ — Deutsche Bank A.G.), Series XG0100, 4.81%, 12/1/33 (e) (f)	10,000	10,000
San Diego Public Facilities Financing Authority Revenue Series A, 5.00%, 10/15/33, Continuously Callable @100	1,635	1,915
Series A, 5.00%, 10/15/34, Continuously Callable @100	1,000	1,169
Series A, 5.00%, 10/15/35, Continuously Callable @100	1,250	1,460
Series B, 5.00%, 10/15/30, Continuously Callable @100	775	914
Series B, 5.00%, 10/15/31, Continuously Callable @100	1,000	1,177
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,000	1,174

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of California, GO, 4.00%, 10/1/34, Continuously Callable @100	$20,615	$24,136
Washington Township Health Care District Revenue, Series A, 5.00%, 7/1/25, Continuously Callable @100	3,500	3,530
		292,532
Colorado (2.5%):
Adams & Arapahoe Joint School District 28J Aurora, GO, 12/1/22 (g)	5,000	4,762
Colorado Health Facilities Authority Revenue 5.00%, 6/1/28, Pre-refunded 6/1/23 @ 100	2,750	3,070
5.00%, 12/1/28, Continuously Callable @100	1,000	1,141
5.00%, 12/1/29, Continuously Callable @100	1,500	1,701
5.00%, 6/1/31, Pre-refunded 6/1/25 @ 100	2,310	2,720
5.00%, 6/1/32, Pre-refunded 6/1/25 @ 100	2,000	2,349
5.00%, 6/1/33, Pre-refunded 6/1/25 @ 100	2,470	2,908
5.00%, 6/1/34, Pre-refunded 6/1/25 @ 100	6,385	7,501
5.00%, 6/1/34, Pre-refunded 6/1/27 @ 100	4,455	5,537
5.00%, 6/1/35, Pre-refunded 6/1/25 @ 100	3,385	3,976
5.00%, 6/1/35, Pre-refunded 6/1/27 @ 100	2,000	2,486
5.00%, 12/1/35, Continuously Callable @100	4,000	4,385
5.00%, 6/1/36, Pre-refunded 6/1/27 @ 100	4,000	4,971
Series A, 4.00%, 8/1/38, Continuously Callable @100	1,000	1,007
Series A, 4.00%, 8/1/39, Continuously Callable @100	1,250	1,255
Series A, 4.00%, 11/1/39, Continuously Callable @100	3,500	3,890
Denver Health & Hospital Authority Revenue Series A, 5.00%, 12/1/34, Continuously Callable @100 (f)	7,355	8,638
Series A, 4.00%, 12/1/37, Continuously Callable @100	1,250	1,360
Series A, 4.00%, 12/1/38, Continuously Callable @100	1,250	1,347
Series A, 4.00%, 12/1/39, Continuously Callable @100	1,000	1,069
Park Creek Metropolitan District Revenue 5.00%, 12/1/32, Continuously Callable @100	1,250	1,460
5.00%, 12/1/34, Continuously Callable @100	1,000	1,160
Regional Transportation District Certificate of Participation Series A, 5.00%, 6/1/25, Pre-refunded 6/1/20 @ 100	9,135	9,194
Series A, 5.00%, 6/1/25, Pre-refunded 6/1/20 @ 100	865	871
Series A, 5.00%, 6/1/29, Continuously Callable @100	7,585	8,458
Series A, 5.00%, 6/1/30, Continuously Callable @100	14,175	15,808
Series A, 5.00%, 6/1/31, Continuously Callable @100	15,005	16,734
		119,758
Connecticut (4.3%):
City of Bridgeport, GO Series B, 5.00%, 8/15/27	335	420
Series B, 5.00%, 8/15/27	4,485	5,385
Series B, 5.00%, 8/15/27	180	225
City of New Haven, GO Series A, 5.00%, 8/1/28	1,000	1,114
Series A, 5.50%, 8/1/30, Continuously Callable @100	1,000	1,145
Series A, 5.50%, 8/1/32, Continuously Callable @100	1,200	1,360
Series A, 5.50%, 8/1/36, Continuously Callable @100	1,810	2,022

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 8/15/30, Continuously Callable @100	$1,000	$1,125
Series A, 5.00%, 8/15/32, Continuously Callable @100	1,000	1,112
Series A, 5.00%, 8/15/33, Continuously Callable @100	1,000	1,107
Series A, 5.00%, 8/15/34, Continuously Callable @100	1,350	1,486
City of West Haven, GO Series B, 5.00%, 11/1/32, Continuously Callable @100	400	459
Series B, 5.00%, 11/1/37, Continuously Callable @100	350	395
Connecticut State Health & Educational Facilities Authority Revenue 5.00%, 7/1/32, Continuously Callable @100	1,950	2,129
5.00%, 7/1/34, Continuously Callable @100	725	788
5.00%, 7/1/35, Continuously Callable @100	1,170	1,271
5.00%, 7/1/36, Continuously Callable @100	1,125	1,222
5.00%, 7/1/37, Continuously Callable @100	1,275	1,385
Series A, 4.00%, 7/1/38, Continuously Callable @100	7,000	7,676
Series A, 4.00%, 7/1/38, Continuously Callable @100	2,000	2,229
Series A, 4.00%, 7/1/39, Continuously Callable @100	2,000	2,222
Series A, 4.00%, 7/1/40, Continuously Callable @100	2,000	2,193
Series A, 4.00%, 7/1/41, Continuously Callable @100	7,425	8,067
Series E, 5.00%, 7/1/34, Continuously Callable @100	10,000	11,139
Harbor Point Infrastructure Improvement District Tax Allocation, 5.00%, 4/1/30, Continuously Callable @100 (f)	10,000	10,757
Mashantucket Western Pequot Tribe Revenue PIK, 2.05%, 7/1/31 (n)	8,432	295
Metropolitan District, GO 5.00%, 7/15/33, Continuously Callable @100	750	932
5.00%, 7/15/34, Continuously Callable @100	1,000	1,240
5.00%, 7/15/35, Continuously Callable @100	750	928
5.00%, 7/15/36, Continuously Callable @100	1,000	1,233
4.00%, 7/15/37, Continuously Callable @100	1,000	1,147
State of Connecticut Special Tax Revenue 5.00%, 1/1/34, Continuously Callable @100	20,000	23,357
5.00%, 1/1/35, Continuously Callable @100	20,000	23,261
Series B, 5.00%, 10/1/37, Continuously Callable @100	6,000	7,000
Series B, 5.00%, 10/1/38, Continuously Callable @100	4,000	4,653
State of Connecticut, GO Series A, 5.00%, 4/15/33, Continuously Callable @100	5,000	5,935
Series A, 5.00%, 4/15/34, Continuously Callable @100	5,575	6,572
Series A, 5.00%, 4/15/35, Continuously Callable @100	5,000	5,853
Series A, 4.00%, 1/15/37, Continuously Callable @100	6,500	6,974
Series A, 4.00%, 4/15/37, Continuously Callable @100	1,825	1,986
Series C, 5.00%, 6/15/33, Continuously Callable @100	1,100	1,307
Series C, 5.00%, 6/15/34, Continuously Callable @100	2,625	3,097
Series C, 5.00%, 6/15/35, Continuously Callable @100	2,500	2,929
Series E, 5.00%, 9/15/35, Continuously Callable @100	2,000	2,347
Series E, 5.00%, 9/15/37, Continuously Callable @100	2,000	2,326
Series G, 5.00%, 11/15/35, Continuously Callable @100	5,000	5,699
Town of Hamden, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/15/30, Continuously Callable @100	1,200	1,472

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
University of Connecticut Revenue Series A, 5.00%, 4/15/34, Continuously Callable @100	$6,805	$8,107
Series A, 5.00%, 4/15/35, Continuously Callable @100	6,500	7,709
Series A, 5.00%, 4/15/36, Continuously Callable @100	11,175	13,171
		207,963
District of Columbia (0.5%):
District of Columbia Revenue 5.00%, 7/1/23	375	396
6.00%, 7/1/33, Pre-refunded 7/1/23 @ 100	1,280	1,458
5.00%, 7/1/39, Continuously Callable @100	800	945
4.00%, 7/1/39, Continuously Callable @100	1,000	1,072
Series A, 5.63%, 10/1/25, Continuously Callable @100	3,870	3,937
Series A, 5.75%, 10/1/26, Continuously Callable @100	5,000	5,088
Series A, 5.75%, 10/1/27, Pre-refunded 4/1/21 @ 100	6,000	6,285
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 4.00%, 10/1/35, Continuously Callable @100	1,000	1,024
4.00%, 10/1/36, Continuously Callable @100	1,250	1,278
4.00%, 10/1/37, Continuously Callable @100	1,500	1,532
4.00%, 10/1/38, Continuously Callable @100	1,000	1,019
		24,034
Florida (5.5%):
City of Cape Coral Water & Sewer Revenue 4.00%, 10/1/35, Continuously Callable @100	1,485	1,683
4.00%, 10/1/36, Continuously Callable @100	1,400	1,581
4.00%, 10/1/37, Continuously Callable @100	3,000	3,380
City of Jacksonville Revenue, 5.00%, 10/1/28, Continuously Callable @100	3,500	3,816
City of Port St. Lucie Special Assessment 4.00%, 7/1/31, Continuously Callable @100	3,195	3,573
4.00%, 7/1/32, Continuously Callable @100	2,000	2,231
4.00%, 7/1/33, Continuously Callable @100	2,785	3,099
City of Port St. Lucie Utility System Revenue, 4.00%, 9/1/31, Continuously Callable @100	1,000	1,121
Cityplace Community Development District Special Assessment (INS — Assured Guaranty Municipal Corp.) 5/1/33 (e) (g) (h)	3,470	3,241
5/1/38, Continuously Callable @100 (e) (g) (i)	7,900	7,904
County of Lee Airport Revenue, 5.00%, 10/1/33, Continuously Callable @100	4,000	4,542
County of Lee Revenue 5.00%, 10/1/23	2,500	2,817
5.00%, 10/1/24	2,700	3,131
County of Lee Tourist Development Tax Revenue Series B, 4.00%, 10/1/36, Continuously Callable @100	4,685	5,354
Series B, 4.00%, 10/1/37, Continuously Callable @100	4,970	5,661
Series B, 4.00%, 10/1/38, Continuously Callable @100	5,230	5,933
County of Martin Revenue, 1.20%, 7/15/22, Continuously Callable @100 (e)	8,000	8,000

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Miami-Dade Aviation Revenue Series B, 5.00%, 10/1/26, Pre-refunded 10/1/20 @ 100	$6,440	$6,566
Series B, 5.00%, 10/1/27, Pre-refunded 10/1/20 @ 100	7,000	7,137
County of Miami-Dade Revenue, Series A, 5.00%, 10/1/25, Continuously Callable @100	2,000	2,151
County of St Lucie Sales Tax Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/28, Continuously Callable @100	7,370	8,244
Escambia County Health Facilities Authority Revenue 5.00%, 8/15/33, Continuously Callable @100	1,400	1,651
5.00%, 8/15/35, Continuously Callable @100	1,290	1,515
4.00%, 8/15/45, Continuously Callable @100	5,250	5,445
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/35, Continuously Callable @100	1,250	1,481
5.00%, 10/1/36, Continuously Callable @100	1,000	1,184
4.00%, 10/1/37, Continuously Callable @100	1,000	1,078
4.00%, 10/1/38, Continuously Callable @100	750	805
5.00%, 3/1/39, Continuously Callable @100	7,055	8,032
4.00%, 10/1/39, Continuously Callable @100	800	855
Halifax Hospital Medical Center Revenue 5.00%, 6/1/35, Continuously Callable @100	2,325	2,617
5.00%, 6/1/36, Continuously Callable @100	2,750	3,136
Lake County School Board Certificate of Participation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 6/1/29, Continuously Callable @100	1,250	1,421
Series A, 5.00%, 6/1/30, Continuously Callable @100	2,225	2,526
Lee County IDA Revenue 5.00%, 10/1/28, Continuously Callable @100	7,245	7,344
5.00%, 11/15/39, Continuously Callable @103	1,500	1,594
Lee County School Board Certificate of Participation, Series A, 5.00%, 8/1/28, Continuously Callable @100	3,750	4,293
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/37, Continuously Callable @100	5,000	5,577
Miami Beach Health Facilities Authority Revenue, 5.00%, 11/15/29, Continuously Callable @100	6,560	7,093
Miami-Dade County Expressway Authority Revenue Series A, 5.00%, 7/1/28, Continuously Callable @100	10,000	10,774
Series A, 5.00%, 7/1/29, Continuously Callable @100	7,000	7,538
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,140
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,610	1,833
Series A, 5.00%, 7/1/31, Continuously Callable @100	1,255	1,428
Series A, 5.00%, 7/1/32, Continuously Callable @100	2,000	2,273
Series A, 5.00%, 7/1/33, Continuously Callable @100	2,000	2,272
Series A, 5.00%, 7/1/34, Continuously Callable @100	2,000	2,270
Series B, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,277
Series B, 5.00%, 7/1/31, Continuously Callable @100	2,000	2,276
Miami-Dade County Health Facilities Authority Revenue 5.00%, 8/1/27, Continuously Callable @100	4,750	5,217
5.00%, 8/1/28, Continuously Callable @100	4,950	5,433
5.00%, 8/1/29, Continuously Callable @100	5,250	5,758
5.00%, 8/1/30, Continuously Callable @100	3,500	3,836
5.00%, 8/1/31, Continuously Callable @100	5,780	6,329

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Orange County Health Facilities Authority Revenue, Series A, 5.00%, 10/1/35, Continuously Callable @100	$4,000	$4,592
Osceola County School Board Certificate of Participation, Series A, 5.00%, 6/1/28, Continuously Callable @100	3,055	3,359
Palm Beach County Health Facilities Authority Revenue, 5.00%, 11/15/23, Continuously Callable @100	7,595	7,873
Pinellas County Educational Facilities Authority Revenue 5.00%, 10/1/21	1,995	2,101
4.00%, 10/1/22	1,080	1,148
4.00%, 10/1/23, Continuously Callable @100	1,415	1,503
5.38%, 10/1/26, Continuously Callable @100	2,045	2,163
5.00%, 10/1/27, Continuously Callable @100	1,895	2,055
6.50%, 10/1/31, Continuously Callable @100	2,615	2,804
Pinellas County IDA Revenue, 5.00%, 7/1/29	1,000	1,075
School District of Broward County Certificate of Participation Series A, 5.00%, 7/1/29, Continuously Callable @100	2,000	2,338
Series A, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,310
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (f)	3,195	3,538
St. Lucie County School Board Certificate of Participation Series A, 5.00%, 7/1/25, Continuously Callable @100	2,045	2,259
Series A, 5.00%, 7/1/26, Continuously Callable @100	1,500	1,656
Sunshine State Governmental Financing Commission Revenue, 5.00%, 9/1/20	5,525	5,612
Sunshine State Governmental Financing Commission Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/21	1,055	1,102
Volusia County Educational Facility Authority Revenue Series B, 5.00%, 10/15/28, Continuously Callable @100	1,000	1,154
Series B, 5.00%, 10/15/29, Continuously Callable @100	1,000	1,153
Series B, 5.00%, 10/15/30, Continuously Callable @100	1,500	1,726
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,560	1,792
		262,779
Georgia (2.4%):
Appling County Development Authority Revenue, 1.02%, 9/1/41, Continuously Callable @100 (e)	15,500	15,500
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put Date 10/1/29) (d) (e)	4,975	4,670
Glynn-Brunswick Memorial Hospital Authority Revenue 4.00%, 8/1/36, Continuously Callable @100	1,840	2,087
4.00%, 8/1/37, Continuously Callable @100	1,500	1,693
Main Street Natural Gas, Inc. Revenue 4.00%, 8/1/48, (Put Date 12/1/23) (d) (e)	15,000	15,312
Series A, 5.00%, 5/15/37	1,500	1,731
Series A, 5.00%, 5/15/38	2,500	2,861
Series C, 4.00%, 3/1/50, (Put Date 9/1/26) (d) (e)	27,500	28,888
Monroe County Development Authority Revenue, 1.02%, 11/1/48, Continuously Callable @100 (e)	24,650	24,650
Private Colleges & Universities Authority Revenue Series A, 5.25%, 10/1/27, Continuously Callable @100	3,000	3,150
Series C, 5.25%, 10/1/27, Continuously Callable @100	2,000	2,162

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Savannah Hospital Authority Revenue, 4.00%, 7/1/39, Continuously Callable @100	$2,500	$2,733
The Burke County Development Authority Revenue, 1.10%, 7/1/49, Continuously Callable @100 (e)	11,000	11,000
		116,437
Guam (0.4%):
Guam Government Waterworks Authority Revenue 5.00%, 7/1/28, Continuously Callable @100	1,000	1,016
5.25%, 7/1/33, Continuously Callable @100	3,000	3,051
5.00%, 7/1/36, Continuously Callable @100	1,250	1,261
5.00%, 7/1/36, Continuously Callable @100	1,000	1,013
Series A, 5.00%, 7/1/23	750	768
Series A, 5.00%, 7/1/24	600	616
Series A, 5.00%, 7/1/25, Continuously Callable @100	750	769
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,028
Guam Power Authority Revenue Series A, 5.00%, 10/1/29, Continuously Callable @100	1,000	1,027
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,024
Series A, 5.00%, 10/1/31, Continuously Callable @100	695	710
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/27, Continuously Callable @100	1,000	1,034
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,026
Series A, 5.00%, 10/1/32, Continuously Callable @100	1,000	1,023
Territory of Guam Revenue Series A, 5.00%, 12/1/30, Continuously Callable @100	1,500	1,534
Series A, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,040
		18,940
Idaho (0.3%):
Idaho Health Facilities Authority Revenue 5.00%, 3/1/35, Continuously Callable @100	5,805	6,851
5.00%, 3/1/36, Continuously Callable @100	4,085	4,801
5.00%, 3/1/37, Continuously Callable @100	3,000	3,521
		15,173
Illinois (14.7%):
Champaign County Community Unit School District No. 4 Champaign, GO 4.00%, 6/1/34, Continuously Callable @100	1,000	1,145
4.00%, 6/1/35, Continuously Callable @100	1,290	1,463
4.00%, 6/1/36, Continuously Callable @100	1,575	1,777
Chicago Board of Education, GO Series A, 12/1/25 (g)	1,600	1,425
Series A, 12/1/26 (g)	3,700	3,216
Chicago Midway International Airport Revenue Series B, 5.00%, 1/1/27, Continuously Callable @100	6,525	7,118
Series B, 5.00%, 1/1/29, Continuously Callable @100	11,750	13,138
Series B, 5.00%, 1/1/30, Continuously Callable @100	5,175	5,782
Series B, 5.00%, 1/1/31, Continuously Callable @100	8,910	9,944
Series B, 5.00%, 1/1/32, Continuously Callable @100	6,000	6,688
Series B, 5.25%, 1/1/33, Continuously Callable @100	1,635	1,786

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 4.00%, 1/1/34, Continuously Callable @100	$3,500	$3,693
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,000	3,149
Chicago O'Hare International Airport Revenue 5.00%, 1/1/33, Continuously Callable @100	11,560	12,734
5.00%, 1/1/34, Continuously Callable @100	5,675	6,235
Series B, 5.25%, 1/1/29, Continuously Callable @100	13,480	14,540
Series C, 5.25%, 1/1/24, Continuously Callable @100	9,000	9,023
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.)
5.00%, 1/1/28, Continuously Callable @100	3,620	3,895
5.00%, 1/1/29, Continuously Callable @100	1,500	1,613
5.13%, 1/1/30, Continuously Callable @100	2,150	2,318
City of Chicago Special Assessment, 6.63%, 12/1/22, Continuously Callable @100	1,747	1,749
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/31, Continuously Callable @100	1,000	1,103
5.00%, 1/1/32, Continuously Callable @100	1,000	1,102
Series B, 5.00%, 1/1/35, Continuously Callable @100	8,000	9,301
Series C, 5.00%, 1/1/33, Continuously Callable @100	3,500	3,950
Series C, 5.00%, 1/1/35, Continuously Callable @100	1,250	1,405
City of Chicago Wastewater Transmission Revenue Bonds, Series C, 5.00%, 1/1/34, Continuously Callable @100	1,000	1,126
City of Chicago Waterworks Revenue 5.00%, 11/1/28, Continuously Callable @100	1,500	1,781
5.00%, 11/1/29, Continuously Callable @100	725	860
5.00%, 11/1/30, Continuously Callable @100	2,000	2,373
5.00%, 11/1/31, Continuously Callable @100	2,000	2,273
5.00%, 11/1/33, Continuously Callable @100	2,000	2,268
5.00%, 11/1/36, Continuously Callable @100	2,665	3,190
Series A-1, 5.00%, 11/1/29, Continuously Callable @100	1,000	1,187
Series A-1, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,185
City of Chicago Waterworks Revenue (INS — Assured Guaranty Municipal Corp.)
5.25%, 11/1/34, Continuously Callable @100	2,105	2,408
5.25%, 11/1/35, Continuously Callable @100	1,635	1,850
Series 2017-2, 5.00%, 11/1/36, Continuously Callable @100	3,145	3,488
Series 2017-2, 5.00%, 11/1/37, Continuously Callable @100	2,500	2,766
City of Chicago, GO (INS — National Public Finance Guarantee Corp.), 1/1/23 (g)	30,000	27,917
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/34, Continuously Callable @100	3,000	3,402
City of Springfield, GO, 5.00%, 12/1/30, Continuously Callable @100	8,500	9,758
County of Cook Sales Tax Revenue 4.00%, 11/15/34, Continuously Callable @100	3,750	4,156
5.00%, 11/15/35, Continuously Callable @100	7,000	8,258
5.00%, 11/15/36, Continuously Callable @100	5,000	5,879
County of Cook, GO 5.00%, 11/15/34, Continuously Callable @100	2,000	2,096
5.00%, 11/15/35, Continuously Callable @100	2,000	2,087
Series A, 5.00%, 11/15/31, Continuously Callable @100	2,500	2,662

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Illinois Educational Facilities Authority Revenue 4.00%, 11/1/36, Continuously Callable @102	$9,750	$10,609
4.45%, 11/1/36, Continuously Callable @102	4,500	4,981
3.90%, 11/1/36, Continuously Callable @102	2,220	2,417
Illinois Finance Authority Revenue 3.25%, 5/15/22	1,670	1,673
5.00%, 2/15/27	7,650	7,374
5.40%, 4/1/27, Continuously Callable @100	1,435	1,436
4.00%, 5/15/27	3,065	3,158
5.50%, 7/1/28, Continuously Callable @100	8,250	9,182
3.90%, 3/1/30, Continuously Callable @100	20,000	21,654
5.00%, 5/15/30, Continuously Callable @100	1,000	1,056
5.00%, 5/15/31, Continuously Callable @100	1,875	1,923
5.00%, 8/15/32, Continuously Callable @100	1,500	1,726
5.00%, 8/15/33, Continuously Callable @100	1,155	1,326
5.00%, 8/15/34, Continuously Callable @100	1,000	1,145
5.00%, 12/1/34, Continuously Callable @100	3,500	4,000
5.00%, 5/15/35, Continuously Callable @100	1,100	1,135
5.00%, 8/15/35, Continuously Callable @100	4,000	4,464
5.00%, 10/1/35, Continuously Callable @100	600	733
4.00%, 12/1/35, Continuously Callable @100	5,000	5,324
5.00%, 5/15/36, Continuously Callable @100	1,400	1,368
4.00%, 12/1/36, Continuously Callable @100	3,000	3,194
5.00%, 2/15/37, Continuously Callable @100	1,000	1,141
5.00%, 10/1/37, Continuously Callable @100	700	850
2.45%, 10/1/39, (Put Date 10/1/29) (d) (e)	14,000	14,215
5.00%, 10/1/39, Continuously Callable @100	700	844
Series A, 4.50%, 5/15/25, Continuously Callable @100	8,210	8,682
Series A, 5.38%, 8/15/26, Continuously Callable @100	7,665	8,067
Series A, 4.00%, 10/1/31, Continuously Callable @100	1,000	1,135
Series A, 4.00%, 10/1/32, Continuously Callable @100	1,000	1,132
Series A, 5.00%, 9/1/34, Continuously Callable @100	3,385	3,877
Series A, 4.00%, 10/1/34, Continuously Callable @100	1,000	1,124
Series A, 5.00%, 11/15/34, Continuously Callable @100	3,700	4,220
Series A, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,415
Series C, 4.00%, 2/15/36, Continuously Callable @100	18,000	19,546
Illinois Municipal Electric Agency Revenue, Series A, 4.00%, 2/1/33, Continuously Callable @100	14,650	15,944
Illinois Sports Facilities Authority Revenue 5.25%, 6/15/30, Continuously Callable @100	3,000	3,435
5.00%, 6/15/30, Continuously Callable @100	1,025	1,078
5.25%, 6/15/31, Continuously Callable @100	5,000	5,717
5.25%, 6/15/32, Continuously Callable @100	5,000	5,708
Illinois State Toll Highway Authority Revenue Series A, 5.00%, 12/1/32, Continuously Callable @100	5,000	5,751
Series A, 5.00%, 1/1/34, Continuously Callable @100	5,870	6,678
Series A, 5.00%, 1/1/35, Continuously Callable @100	5,600	6,361
Series A, 5.00%, 1/1/36, Continuously Callable @100	7,000	7,941

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kane Cook & DuPage Counties School District No. U-46 Elgin, GO Series D, 5.00%, 1/1/32, Continuously Callable @100	$2,800	$3,144
Series D, 5.00%, 1/1/33, Continuously Callable @100	4,000	4,486
Kendall Kane & Will Counties Community Unit School District No. 308, GO 5.00%, 2/1/35, Continuously Callable @100	5,000	5,648
5.00%, 2/1/36, Continuously Callable @100	6,000	6,758
Madison County Community Unit School District No. 7 Edwardsville, GO (INS — Build America Mutual Assurance Co.) 5.00%, 12/1/28, Continuously Callable @100	1,210	1,383
5.00%, 12/1/29, Continuously Callable @100	1,250	1,423
Madison-Macoupin Etc Counties Community College District No. 536, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,168
Series A, 5.00%, 11/1/32, Continuously Callable @100	2,000	2,330
Series A, 5.00%, 11/1/33, Continuously Callable @100	750	872
Metropolitan Pier & Exposition Authority Revenue (INS — Assured Guaranty Municipal Corp.), 6/15/26 (g)	5,000	4,217
Northern Illinois Municipal Power Agency Revenue Series A, 4.00%, 12/1/31, Continuously Callable @100	1,800	1,956
Series A, 4.00%, 12/1/32, Continuously Callable @100	2,100	2,272
Series A, 4.00%, 12/1/33, Continuously Callable @100	4,000	4,305
Series A, 4.00%, 12/1/35, Continuously Callable @100	5,000	5,321
Northern Illinois University Revenue (INS-Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/38, Continuously Callable @100 (j)	1,150	1,085
Railsplitter Tobacco Settlement Authority Revenue, 5.50%, 6/1/23, Pre-refunded 6/1/21 @ 100	10,000	10,531
Regional Transportation Authority Revenue Series A, 4.00%, 7/1/34, Continuously Callable @100	23,160	25,943
Series A, 4.00%, 7/1/35, Continuously Callable @100	11,650	12,970
Sales Tax Securitization Corp. Revenue Series A, 4.00%, 1/1/38, Continuously Callable @100	500	517
Series A, 4.00%, 1/1/39, Continuously Callable @100	500	516
Sangamon County School District No. 186 Springfield, GO (INS — Build America Mutual Assurance Co.) Series B, 5.00%, 2/1/24	3,700	4,187
Series B, 5.00%, 2/1/25, Continuously Callable @100	7,200	8,141
Series B, 5.00%, 2/1/26, Continuously Callable @100	4,215	4,763
State of Illinois, GO 5.25%, 2/1/31, Continuously Callable @100	9,000	9,253
5.00%, 11/1/32, Continuously Callable @100	10,000	10,234
Series B, 5.00%, 9/1/25	11,000	11,545
Series C, 5.00%, 11/1/29, Continuously Callable @100	15,500	16,134
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/21, Continuously Callable @100	5,000	5,012
4.00%, 2/1/30, Continuously Callable @100	7,000	6,836
Series A, 5.00%, 4/1/29, Continuously Callable @100	10,000	10,221
State of Illinois, GO (INS — Build America Mutual Assurance Co.), Series D, 5.00%, 11/1/25 (b)	10,000	10,432
State of Illinois, GO (LIQ — Barclays Bank PLC) Series 2015-XF1006, 5.00%, 4/1/37, Callable 4/1/24 @ 100 (e) (f)	2,990	2,990
Series 2015-XF1010, 5.00%, 2/1/39, Callable 2/1/24 @ 100 (e) (f)	18,995	18,995

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
University of Illinois Revenue, Series A, 4.00%, 4/1/33, Continuously Callable @100	$12,475	$13,983
Village of Bolingbrook, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 1/1/29, Continuously Callable @100	1,750	2,096
Series A, 5.00%, 1/1/30, Continuously Callable @100	1,500	1,788
Series A, 5.00%, 1/1/31, Continuously Callable @100	2,400	2,845
Series A, 5.00%, 1/1/32, Continuously Callable @100	2,350	2,775
Series A, 5.00%, 1/1/33, Continuously Callable @100	1,450	1,706
Series A, 5.00%, 1/1/38, Continuously Callable @100	1,500	1,734
Village of Gilberts Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 3/1/30, Continuously Callable @100	5,225	6,035
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/25	2,010	2,335
Series A, 5.00%, 12/1/26	2,110	2,505
Volo Village Special Service Area No. 3 & 6 Special Tax (INS — Assured Guaranty Municipal Corp.) 5.00%, 3/1/34, Continuously Callable @100	2,997	3,363
4.00%, 3/1/36, Continuously Callable @100	1,250	1,319
Will County Community High School District No 210 Lincoln-Way, GO, 4.00%, 1/1/34, Continuously Callable @100	650	722
Williamson Jackson Etc Counties Community Unit School District No. 4, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/1/28, Continuously Callable @100	1,835	2,164
5.00%, 12/1/29, Continuously Callable @100	1,925	2,269
5.00%, 12/1/30, Continuously Callable @100	2,025	2,385
5.00%, 12/1/34, Continuously Callable @100	6,000	6,996
		711,609
Indiana (1.6%):
City of Rockport Revenue, Series A, 3.05%, 6/1/25	5,750	6,172
Hammond Multi-School Building Corp. Revenue 5.00%, 7/15/33, Continuously Callable @100	1,165	1,377
5.00%, 7/15/34, Continuously Callable @100	1,000	1,177
5.00%, 7/15/35, Continuously Callable @100	1,250	1,464
5.00%, 7/15/38, Continuously Callable @100	3,000	3,479
Indiana Bond Bank Revenue 1/15/30, Continuously Callable @97 (g)	740	569
7/15/30, Continuously Callable @96 (g)	750	566
7/15/31, Continuously Callable @93 (g)	1,490	1,080
7/15/32, Continuously Callable @91 (g)	1,400	975
Indiana Finance Authority Revenue 3.13%, 12/1/24	6,000	6,411
1.10%, 5/1/28, (Put Date 6/1/20) (d) (e)	10,000	9,948
5.00%, 9/1/30, Continuously Callable @100	1,250	1,483
5.00%, 9/1/31, Continuously Callable @100	1,500	1,773
5.00%, 11/15/33, Continuously Callable @103	2,000	2,194
4.00%, 7/1/36, Continuously Callable @100	3,660	4,085
4.00%, 7/1/38, Continuously Callable @100	4,030	4,475
5.00%, 11/15/38, Continuously Callable @103	3,000	3,228
4.00%, 7/1/39, Continuously Callable @100	3,605	3,990
Series A, 5.00%, 5/1/24, Continuously Callable @100	1,470	1,608

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 5/1/27, Continuously Callable @100	$1,200	$1,310
Series A, 5.00%, 6/1/32, Continuously Callable @100	10,500	9,985
Richmond Hospital Authority Revenue, 5.00%, 1/1/35, Continuously Callable @100	6,500	7,275
		74,624
Iowa (0.5%):
City of Waverly Revenue, 2.50%, 12/31/22, Continuously Callable @100	2,000	2,022
Iowa Finance Authority Revenue Series E, 4.00%, 8/15/35, Continuously Callable @100	5,425	5,908
Series E, 4.00%, 8/15/36, Continuously Callable @100	15,105	16,379
		24,309
Kansas (0.3%):
City of Wichita Revenue 4.20%, 9/1/27, Continuously Callable @100	3,000	2,883
4.63%, 9/1/33, Continuously Callable @100	10,000	9,444
		12,327
Kentucky (3.1%):
City of Ashland Revenue 4.00%, 2/1/35, Continuously Callable @100	470	497
4.00%, 2/1/36, Continuously Callable @100	2,410	2,480
4.00%, 2/1/37, Continuously Callable @100	1,115	1,166
City of Pikeville Revenue 5.75%, 3/1/26, Pre-refunded 3/1/21 @ 100	795	826
5.75%, 3/1/26, Continuously Callable @100	2,930	3,043
County of Trimble Revenue, 3.75%, 6/1/33, Continuously Callable @100	15,000	16,593
Kentucky Economic Development Finance Authority Revenue 5.00%, 5/15/26	6,750	6,652
1.10%, 4/1/31, (Put Date 6/1/20) (d) (e)	10,045	9,992
5.00%, 5/15/31, Continuously Callable @100	7,205	6,748
5.00%, 5/15/36, Continuously Callable @100	2,500	2,310
Series B, 10/1/24 (g)	6,130	5,589
Kentucky Municipal Power Agency Revenue, Series A, 3.45%, 9/1/42, (Put Date 3/1/26) (d) (e)	7,000	7,345
Kentucky Public Energy Authority Revenue Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (d) (e)	14,285	14,174
Series C-1, 4.00%, 12/1/49, (Put Date 6/1/25) (d) (e)	20,000	20,332
Series C-3, 5.76% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (c) (d)	20,000	19,627
Kentucky State Property & Building Commission Revenue 5.00%, 5/1/35, Continuously Callable @100	1,000	1,171
5.00%, 5/1/36, Continuously Callable @100	1,000	1,165
5.00%, 5/1/37, Continuously Callable @100	3,000	3,488
Series A, 5.00%, 2/1/32, Continuously Callable @100	2,000	2,295
Series A, 5.00%, 2/1/33, Continuously Callable @100	2,250	2,575
Series A, 4.00%, 11/1/35, Continuously Callable @100	565	633
Series A, 4.00%, 11/1/36, Continuously Callable @100	750	841
Series A, 4.00%, 11/1/37, Continuously Callable @100	750	839
Series A, 4.00%, 11/1/38, Continuously Callable @100	500	557

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Louisville/Jefferson County Metropolitan Government Revenue 5.00%, 12/1/22, Pre-refunded 6/1/22 @ 100	$3,830	$4,119
5.00%, 12/1/23, Pre-refunded 6/1/22 @ 100	2,760	2,968
5.00%, 12/1/24, Pre-refunded 6/1/22 @ 100	7,160	7,699
1.75%, 2/1/35, (Put Date 7/1/26) (d) (e)	5,000	5,018
		150,742
Louisiana (4.6%):
Calcasieu Parish Memorial Hospital Service District Revenue, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,050
City of New Orleans Sewerage Service Revenue 5.00%, 6/1/31, Continuously Callable @100	700	814
5.00%, 6/1/32, Continuously Callable @100	1,150	1,334
5.00%, 6/1/34, Continuously Callable @100	1,500	1,734
City of New Orleans Water System Revenue 5.00%, 12/1/33, Continuously Callable @100	1,500	1,732
5.00%, 12/1/35, Continuously Callable @100	1,500	1,725
City of Shreveport Water & Sewer Revenue Series B, 5.00%, 12/1/31, Continuously Callable @100	5,330	6,086
Series B, 5.00%, 12/1/32, Continuously Callable @100	5,125	5,846
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/1/33, Continuously Callable @100	1,515	1,757
5.00%, 12/1/34, Continuously Callable @100	1,500	1,736
5.00%, 12/1/35, Continuously Callable @100	1,510	1,745
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.) Series C, 5.00%, 12/1/30, Continuously Callable @100	1,000	1,240
Series C, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,465
Jefferson Parish Hospital Service District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.50%, 1/1/26, Pre-refunded 1/1/21 @ 100	2,750	2,838
Series A, 5.38%, 1/1/31, Pre-refunded 1/1/21 @ 100	3,000	3,093
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 3.50%, 11/1/32, Continuously Callable @100	18,750	19,867
Series A, 6.50%, 8/1/29, Continuously Callable @100	3,750	3,811
Louisiana Public Facilities Authority Revenue 5.00%, 7/1/33, Pre-refunded 7/1/25 @ 100	55	65
5.00%, 7/1/33, Continuously Callable @100	8,940	10,147
5.00%, 5/15/34, Continuously Callable @100	2,975	3,461
5.00%, 5/15/34, Pre-refunded 5/15/26 @ 100	25	30
5.00%, 5/15/34, Continuously Callable @100	2,225	2,550
5.00%, 7/1/34, Pre-refunded 7/1/25 @ 100	85	101
5.00%, 7/1/34, Continuously Callable @100	13,465	15,259
5.00%, 5/15/35, Continuously Callable @100	2,000	2,317
4.00%, 5/15/35, Pre-refunded 5/15/26 @ 100	35	40
4.00%, 5/15/35, Continuously Callable @100	3,465	3,734
5.00%, 5/15/36, Continuously Callable @100	1,560	1,803
4.00%, 5/15/36, Pre-refunded 5/15/26 @ 100	15	17
4.00%, 5/15/36, Continuously Callable @100	1,485	1,592

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 4.00%, 12/15/32, Continuously Callable @100	$2,735	$3,133
Series A, 4.00%, 12/15/33, Continuously Callable @100	3,095	3,536
Series B, 3.50%, 6/1/30, Continuously Callable @100	14,000	14,308
Louisiana Public Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/36, Continuously Callable @100	2,000	2,264
Louisiana State University & Agricultural & Mechanical College Revenue Series A, 4.00%, 7/1/31, Continuously Callable @100	1,000	1,118
Series A, 4.00%, 7/1/32, Continuously Callable @100	1,000	1,116
Series A, 4.00%, 7/1/33, Continuously Callable @100	1,000	1,114
New Orleans Aviation Board Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/35, Continuously Callable @100	1,840	2,186
5.00%, 1/1/36, Continuously Callable @100	1,250	1,482
5.00%, 1/1/37, Continuously Callable @100	1,500	1,773
5.00%, 10/1/37, Continuously Callable @100	2,000	2,396
5.00%, 1/1/38, Continuously Callable @100	1,300	1,535
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (d) (e)	16,750	17,317
Parish of St. James Revenue, Series A-1, 7.50%, 11/1/40, Continuously Callable @100 (e)	33,500	33,500
Parish of St. John the BaptiSt. Revenue, 2.20%, 6/1/37 (e)	11,750	9,369
Terrebonne Parish Hospital Service District No.1 Revenue 5.00%, 4/1/22, Pre-refunded 4/1/20 @ 100	875	875
5.00%, 4/1/22, Continuously Callable @100	1,565	1,565
5.00%, 4/1/23, Pre-refunded 4/1/20 @ 100	925	925
5.00%, 4/1/23, Continuously Callable @100	1,645	1,645
4.65%, 4/1/24, Pre-refunded 4/1/20 @ 100	720	720
4.65%, 4/1/24, Continuously Callable @100	1,280	1,280
5.00%, 4/1/28, Pre-refunded 4/1/20 @ 100	1,535	1,535
5.00%, 4/1/28, Continuously Callable @100	2,715	2,715
Tobacco Settlement Financing Corp. Revenue Series A, 5.00%, 5/15/23	5,000	5,114
Series A, 5.25%, 5/15/31, Continuously Callable @100	10,000	10,276
		222,786
Maine (0.3%):
Maine Health & Higher Educational Facilities Authority Revenue 5.00%, 7/1/24, Continuously Callable @100	1,635	1,775
6.00%, 7/1/26, Continuously Callable @100	11,500	11,849
5.00%, 7/1/26, Continuously Callable @100	1,000	1,084
5.00%, 7/1/27, Continuously Callable @100	1,000	1,082
		15,790
Maryland (1.0%):
City of Gaithersburg Revenue 5.00%, 1/1/33, Continuously Callable @104	3,000	3,267
5.00%, 1/1/36, Continuously Callable @104	1,000	1,078
Maryland Economic Development Corp. Revenue Series A, 5.00%, 6/1/30, Continuously Callable @100	1,250	1,392
Series A, 5.00%, 6/1/31, Continuously Callable @100	1,000	1,100
Series A, 5.00%, 6/1/32, Continuously Callable @100	1,000	1,098
Series A, 5.00%, 6/1/35, Continuously Callable @100	2,000	2,186

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maryland Health & Higher Educational Facilities Authority Revenue 5.50%, 1/1/29, Continuously Callable @100	$1,415	$1,657
5.50%, 1/1/30, Continuously Callable @100	1,750	2,040
5.50%, 1/1/31, Continuously Callable @100	1,585	1,838
5.00%, 7/1/31, Continuously Callable @100	3,190	3,612
5.00%, 7/1/32, Continuously Callable @100	6,505	7,332
5.00%, 7/1/33, Continuously Callable @100	1,000	1,125
5.00%, 7/1/33, Continuously Callable @100	3,600	4,041
5.00%, 7/1/34, Continuously Callable @100	2,200	2,473
5.00%, 7/1/34, Continuously Callable @100	2,500	2,792
5.50%, 1/1/36, Continuously Callable @100	5,000	5,691
Series A, 5.00%, 7/1/33, Continuously Callable @100	1,000	1,139
Series A, 5.00%, 7/1/34, Continuously Callable @100	1,000	1,134
Series A, 5.00%, 7/1/35, Continuously Callable @100	1,310	1,478
Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,124
		47,597
Massachusetts (1.6%):
Massachusetts Clean Water Trust Revenue, Series 11, 4.75%, 8/1/25, Continuously Callable @100	110	110
Massachusetts Development Finance Agency Revenue 6.25%, 1/1/27, Pre-refunded 1/1/21 @ 100	2,700	2,807
5.00%, 7/1/30, Pre-refunded 7/1/20 @ 100	2,000	2,020
5.00%, 7/1/30, Continuously Callable @100	2,000	2,318
5.00%, 7/1/31, Continuously Callable @100	1,675	1,931
5.00%, 7/1/32, Continuously Callable @100	1,250	1,475
4.00%, 10/1/32, Continuously Callable @105 (f)	3,600	3,496
5.00%, 4/15/33, Continuously Callable @100	2,155	2,362
5.00%, 7/1/33, Continuously Callable @100	1,250	1,470
5.00%, 7/1/34, Continuously Callable @100	1,000	1,170
5.00%, 7/1/36, Continuously Callable @100	895	1,067
5.00%, 7/1/36, Continuously Callable @100	1,000	1,190
5.00%, 7/1/36, Continuously Callable @100	2,000	2,260
5.00%, 7/1/37, Continuously Callable @100	1,215	1,443
5.00%, 7/1/37, Continuously Callable @100	800	950
5.00%, 10/1/37, Continuously Callable @105 (f)	1,000	1,030
5.00%, 7/1/38, Continuously Callable @100	600	711
5.00%, 7/1/38, Continuously Callable @100	335	396
Series A, 5.00%, 7/1/20	640	646
Series A, 5.00%, 7/1/22	1,480	1,595
Series A, 5.00%, 7/1/27, Continuously Callable @100	1,720	1,850
Series A, 5.00%, 1/1/31, Continuously Callable @100	450	529
Series A, 5.00%, 1/1/32, Continuously Callable @100	645	756
Series A, 5.00%, 1/1/33, Continuously Callable @100	535	625
Series A, 5.00%, 1/1/34, Continuously Callable @100	700	815
Series A, 5.00%, 1/1/35, Continuously Callable @100	735	853
Series A, 5.00%, 1/1/36, Continuously Callable @100	1,000	1,156
Series A, 5.00%, 7/1/36, Continuously Callable @100	2,000	2,328
Series A, 5.00%, 7/1/38, Continuously Callable @100	1,000	1,155
Series A, 5.00%, 7/1/39, Continuously Callable @100	2,250	2,589
Series E, 5.00%, 7/1/35, Continuously Callable @100	1,500	1,727
See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series E, 5.00%, 7/1/36, Continuously Callable @100	$1,000	$1,146
Series I, 6.25%, 1/1/27, Pre-refunded 1/1/21 @ 100	1,800	1,872
Series J2, 5.00%, 7/1/35, Continuously Callable @100	5,375	6,320
Series J2, 5.00%, 7/1/36, Continuously Callable @100	4,415	5,172
Series J2, 5.00%, 7/1/37, Continuously Callable @100	5,285	6,181
Series J2, 5.00%, 7/1/38, Continuously Callable @100	5,000	5,832
Massachusetts Health & Educational Facilities Authority Revenue, Series E, 5.00%, 7/15/27, Continuously Callable @100	4,000	4,000
		75,353
Michigan (2.2%):
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,048
Series A, 5.00%, 7/1/37, Continuously Callable @100	2,000	2,093
Flint Hospital Building Authority Revenue 4.00%, 7/1/32, Continuously Callable @100 (j)	2,525	2,702
4.00%, 7/1/33, Continuously Callable @100 (j)	2,620	2,786
4.00%, 7/1/34, Continuously Callable @100 (j)	2,730	2,885
4.00%, 7/1/35, Continuously Callable @100 (j)	1,635	1,717
4.00%, 7/1/38, Continuously Callable @100 (j)	1,855	1,915
Grand Traverse County Hospital Finance Authority Revenue, Series A, 5.00%, 7/1/29, Continuously Callable @100	10,000	10,419
Great Lakes Water Authority Water Supply System Revenue, Series D, 4.00%, 7/1/32, Continuously Callable @100	13,560	15,207
Kent Hospital Finance Authority Revenue, Series A, 5.00%, 11/15/29, Pre-refunded 11/15/21 @ 100	12,000	12,740
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 5/1/32, Continuously Callable @100	2,775	3,262
5.00%, 5/1/33, Continuously Callable @100	2,875	3,373
5.00%, 5/1/34, Continuously Callable @100	2,965	3,470
5.00%, 5/1/35, Continuously Callable @100	3,065	3,579
5.00%, 5/1/36, Continuously Callable @100	2,770	3,230
Michigan Finance Authority Revenue 5.00%, 11/1/34, Continuously Callable @100	1,000	1,229
5.00%, 11/1/35, Continuously Callable @100	1,000	1,225
4.00%, 11/15/35, Continuously Callable @100	6,000	6,394
5.00%, 11/1/36, Continuously Callable @100	1,000	1,221
4.00%, 11/15/36, Continuously Callable @100	1,000	1,064
5.00%, 11/1/37, Continuously Callable @100	1,250	1,522
Series 2016, 5.00%, 12/1/34, Continuously Callable @100	8,200	9,552
Series 2016, 5.00%, 12/1/35, Continuously Callable @100	4,600	5,348
Michigan Finance Authority Revenue (NBGA — Michigan School Bond Qualification and Loan Program) Series A, 5.00%, 5/1/24	2,000	2,296
Series A, 5.00%, 5/1/25	1,700	2,005
Michigan State Building Authority Revenue, Series I-A, 5.00%, 10/15/29, Continuously Callable @100	3,000	3,316

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Michigan Trunk Line Revenue, 5.00%, 11/1/20, Continuously Callable @100	$2,000	$2,007
		107,605
Minnesota (0.2%):
City of Minneapolis Revenue, Series A, 5.00%, 11/15/36, Continuously Callable @100	5,000	5,889
Housing & Redevelopment Authority of The City of St Paul Minnesota Revenue 5.00%, 11/15/29, Pre-refunded 11/15/25 @ 100	1,750	2,106
5.00%, 11/15/30, Pre-refunded 11/15/25 @ 100	1,275	1,534
		9,529
Mississippi (0.5%):
Mississippi Business Finance Corp. Revenue, 3.20%, 9/1/28, Continuously Callable @100	6,000	6,346
Mississippi Development Bank Revenue, 5.00%, 4/1/28, Continuously Callable @100	1,840	2,005
Mississippi Development Bank Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 9/1/30, Continuously Callable @100	7,000	7,256
Mississippi Hospital Equipment & Facilities Authority Revenue 4.00%, 1/1/36, Continuously Callable @100	2,240	2,509
4.00%, 1/1/37, Continuously Callable @100	2,260	2,528
4.00%, 1/1/39, Continuously Callable @100	1,850	2,059
4.00%, 1/1/40, Continuously Callable @100	2,675	2,968
		25,671
Missouri (1.3%):
Cape Girardeau County IDA Revenue 5.00%, 3/1/32, Continuously Callable @100	500	541
5.00%, 3/1/36, Continuously Callable @100	750	798
Series A, 5.00%, 6/1/25, Continuously Callable @100	1,780	1,910
Series A, 5.00%, 6/1/27, Continuously Callable @100	2,555	2,740
Series A, 6.00%, 3/1/33, Continuously Callable @103	2,340	2,609
Health & Educational Facilities Authority of the State of Missouri Revenue 5.00%, 2/1/29, Continuously Callable @104	1,000	1,086
5.00%, 5/1/30, Continuously Callable @100	2,310	2,491
5.00%, 5/15/32, Continuously Callable @103	1,555	1,631
5.25%, 5/1/33, Continuously Callable @100	2,350	2,540
5.00%, 2/1/34, Continuously Callable @104	2,000	2,128
5.00%, 5/15/36, Continuously Callable @103	4,565	4,683
Missouri Development Finance Board Revenue Series A, 5.00%, 6/1/30, Continuously Callable @100	1,000	1,101
Series A, 5.00%, 6/1/31, Continuously Callable @100	4,215	4,638
Missouri State Environmental Improvement & Energy Resources Authority Revenue, Series A-R, 2.90%, 9/1/33, Continuously Callable @102	25,000	25,854
St. Louis County IDA Revenue 5.00%, 9/1/23	1,130	1,156
5.50%, 9/1/33, Continuously Callable @100	2,750	2,857
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @103	2,000	2,151
		60,914

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Montana (0.2%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 3/1/23 @ 100 (e)	$8,500	$8,731
Nebraska (0.4%):
Central Plains Energy Project Revenue Series A, 5.00%, 9/1/36	3,550	4,221
Douglas County Hospital Authority No. 3 Revenue 5.00%, 11/1/28, Continuously Callable @100	1,250	1,439
5.00%, 11/1/30, Continuously Callable @100	1,600	1,837
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue 4.00%, 1/1/35, Continuously Callable @102	795	880
4.00%, 1/1/36, Continuously Callable @102	1,240	1,363
4.00%, 1/1/37, Continuously Callable @102	1,000	1,093
4.00%, 1/1/38, Continuously Callable @102	1,295	1,409
4.00%, 1/1/39, Continuously Callable @102	1,800	1,948
Public Power Generation Agency Revenue, 5.00%, 1/1/37, Continuously Callable @100	2,400	2,814
		17,004
Nevada (1.7%):
City of Carson City Revenue 5.00%, 9/1/29, Continuously Callable @100	620	738
5.00%, 9/1/31, Continuously Callable @100	1,000	1,180
5.00%, 9/1/33, Continuously Callable @100	1,000	1,171
5.00%, 9/1/37, Continuously Callable @100	1,950	2,253
City of North Las Vegas, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 6/1/35, Continuously Callable @100	1,870	2,095
4.00%, 6/1/37, Continuously Callable @100	7,345	8,177
4.00%, 6/1/38, Continuously Callable @100	6,135	6,812
City of Sparks Revenue Series A, 2.50%, 6/15/24 (f)	1,000	977
Series A, 2.75%, 6/15/28 (f)	1,500	1,397
County of Clark Department of Aviation Revenue 5.00%, 7/1/26	3,660	4,309
5.00%, 7/1/27	2,220	2,659
Series A-2, 5.00%, 7/1/32, Continuously Callable @100	20,470	22,846
Series A-2, 5.00%, 7/1/33, Continuously Callable @100	10,845	12,086
Las Vegas Convention & Visitors Authority Revenue Series C, 4.00%, 7/1/33, Continuously Callable @100	2,000	2,229
Series C, 4.00%, 7/1/34, Continuously Callable @100	4,560	5,049
Series C, 4.00%, 7/1/35, Continuously Callable @100	5,075	5,581
		79,559
New Hampshire (0.2%):
New Hampshire Health and Education Facilities Authority Act Revenue 5.00%, 8/1/34, Continuously Callable @100	2,880	3,459
5.00%, 8/1/35, Continuously Callable @100	2,700	3,234
5.00%, 8/1/36, Continuously Callable @100	2,000	2,390
5.00%, 8/1/37, Continuously Callable @100	1,500	1,788
		10,871

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey (6.2%):
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/1/29, Continuously Callable @100	$1,000	$1,147
5.00%, 11/1/30, Continuously Callable @100	1,000	1,145
City of Atlantic City , GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 3/1/32, Continuously Callable @100	1,660	1,980
Series B, 5.00%, 3/1/37, Continuously Callable @100	1,250	1,472
City of Atlantic City , GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 3/1/32, Continuously Callable @100	630	751
City of Atlantic City, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 3/1/37, Continuously Callable @100	750	883
City of Bayonne, GO (INS — Build America Mutual Assurance Co.) 5.00%, 7/1/34, Continuously Callable @100	1,135	1,330
5.00%, 7/1/35, Continuously Callable @100	1,000	1,169
Essex County Improvement Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 6.00%, 11/1/25, Pre-refunded 11/1/20 @ 100	4,535	4,668
New Brunswick Parking Authority Revenue (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 9/1/35, Continuously Callable @100	1,455	1,721
Series A, 5.00%, 9/1/36, Continuously Callable @100	2,000	2,359
New Jersey Building Authority Revenue Series A, 4.00%, 6/15/30, Pre-refunded 6/15/26 @ 100	400	468
Series A, 4.00%, 6/15/30, Continuously Callable @100	600	600
New Jersey Economic Development Authority Revenue 5.25%, 9/1/22, Pre-refunded 3/1/21 @ 100	7,300	7,588
5.25%, 9/1/22, Continuously Callable @100	2,700	2,743
5.00%, 3/1/25, Continuously Callable @100	18,410	19,130
5.00%, 6/15/26, Continuously Callable @100	2,500	2,577
6.26% (MUNIPSA+155bps), 9/1/27, Callable 3/1/23 @ 100 (c)	10,000	8,985
6.31% (MUNIPSA+160bps), 3/1/28, Callable 3/1/23 @ 100 (c)	10,000	9,220
4.00%, 11/1/38, Continuously Callable @100	1,500	1,459
4.00%, 11/1/39, Continuously Callable @100	2,000	1,939
Series A, 4.45%, 6/1/23, Continuously Callable @100	3,500	3,517
Series A, 5.00%, 6/15/25	5,125	5,444
Series A, 3.13%, 7/1/29, Continuously Callable @100	1,085	1,080
Series A, 3.38%, 7/1/30, Continuously Callable @100	1,000	937
Series B, 5.00%, 6/15/36, Continuously Callable @100	16,455	17,624
Series B, 5.00%, 6/15/37, Continuously Callable @100	16,280	17,408
Series WW, 5.25%, 6/15/33, Continuously Callable @100	9,000	9,604
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/15/25, Continuously Callable @100	10,000	10,589
New Jersey Educational Facilities Authority Revenue Series A, 5.00%, 7/1/39, Continuously Callable @100	2,080	2,280
Series A, 5.00%, 7/1/40, Continuously Callable @100	2,080	2,271
Series B, 5.50%, 9/1/28, Continuously Callable @100	5,740	6,315
Series B, 5.50%, 9/1/29, Continuously Callable @100	4,000	4,392
Series B, 5.50%, 9/1/30, Continuously Callable @100	3,000	3,286
Series B, 5.50%, 9/1/31, Continuously Callable @100	4,590	5,027
Series B, 5.50%, 9/1/32, Continuously Callable @100	8,075	8,848

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series F, 4.00%, 7/1/33, Continuously Callable @100	$500	$559
Series F, 4.00%, 7/1/34, Continuously Callable @100	750	835
Series F, 4.00%, 7/1/35, Continuously Callable @100	1,250	1,387
New Jersey Educational Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,631
Series A, 5.00%, 7/1/35, Continuously Callable @100	3,350	4,038
Series A, 4.00%, 7/1/36, Continuously Callable @100	1,800	1,965
New Jersey Health Care Facilities Financing Authority Revenue 5.00%, 10/1/33, Continuously Callable @100	2,000	2,141
5.00%, 10/1/34, Continuously Callable @100	2,000	2,138
5.00%, 10/1/35, Continuously Callable @100	2,620	2,797
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/27, Continuously Callable @100	2,000	2,185
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,500	1,626
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/30, Continuously Callable @100	3,000	3,335
5.00%, 6/15/31, Continuously Callable @100	3,000	3,283
5.91% (MUNIPSA+120bps), 6/15/34, (Put Date 12/15/21) (c) (d)	10,000	9,706
Series A, 12/15/25 (g)	20,000	16,078
Series A, 5.00%, 12/15/33, Continuously Callable @100	2,000	2,151
Series A, 5.00%, 12/15/35, Continuously Callable @100	13,050	13,989
Series AA, 5.25%, 6/15/33, Continuously Callable @100	2,000	2,122
Series AA, 5.25%, 6/15/34, Continuously Callable @100	3,000	3,180
Series BB, 5.00%, 6/15/31, Continuously Callable @100	2,500	2,695
New Jersey Transportation Trust Fund Authority Revenue (INS — AMBAC Assurance Corp.), Series B, 5.25%, 12/15/22	5,000	5,220
New Jersey Turnpike Authority Revenue Series A, 5.00%, 1/1/34, Continuously Callable @100	10,000	11,320
Series A, 5.00%, 1/1/34, Continuously Callable @100	7,675	8,913
Series A, 5.00%, 1/1/35, Continuously Callable @100	4,725	5,472
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,500	3,916
Newark Housing Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/29, Continuously Callable @100	500	570
4.00%, 12/1/30, Continuously Callable @100	750	851
4.00%, 12/1/31, Continuously Callable @100	500	564
South Jersey Transportation Authority Revenue Series A, 5.00%, 11/1/30, Continuously Callable @100	500	545
Series A, 5.00%, 11/1/31, Continuously Callable @100	750	814
Series A, 5.00%, 11/1/34, Continuously Callable @100	1,085	1,165
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 6/1/36, Continuously Callable @100	5,000	5,637
		296,784
New Mexico (1.2%):
City of Farmington Revenue 4.70%, 5/1/24, Continuously Callable @100	20,000	20,374
1.88%, 4/1/33, (Put Date 10/1/21) (d) (e)	12,000	11,749
5.20%, 6/1/40, (Put Date 6/1/20) (d) (e)	20,000	20,060

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Santa Revenue 2.25%, 5/15/24, Continuously Callable @100	$600	$549
2.63%, 5/15/25, Continuously Callable @100	1,000	909
5.00%, 5/15/34, Continuously Callable @103	625	616
5.00%, 5/15/39, Continuously Callable @103	480	468
New Mexico Hospital Equipment Loan Council Revenue, 5.00%, 7/1/39, Continuously Callable @102	1,075	1,103
		55,828
New York (2.9%):
Chautauqua Tobacco Asset Securitization Corp. Revenue, 5.00%, 6/1/34, Continuously Callable @100	3,700	3,707
City of Newburgh, GO, Series B, 5.00%, 6/15/23, Continuously Callable @100	575	622
City of Yonkers, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/23, Continuously Callable @100	2,600	2,759
County of Nassau, GO Series A, 5.00%, 1/1/35, Continuously Callable @100	1,100	1,293
Series A, 5.00%, 1/1/36, Continuously Callable @100	1,150	1,348
County of Rockland, GO
3.50%, 10/1/21, Continuously Callable @100	1,585	1,603
3.63%, 10/1/22, Continuously Callable @100	1,190	1,204
3.63%, 10/1/23, Continuously Callable @100	1,560	1,579
3.63%, 10/1/24, Continuously Callable @100	1,665	1,685
Erie County Industrial Development Agency Revenue, 5.00%, 5/1/28, Continuously Callable @100	2,000	2,228
Hudson Yards Infrastructure Corp. Revenue, Series A, 5.00%, 2/15/37, Continuously Callable @100	2,500	2,982
Metropolitan Transportation Authority Revenue 4.00%, 11/15/35, Continuously Callable @100	18,340	18,449
Series C-1, 5.00%, 11/15/34, Continuously Callable @100	10,000	10,607
Series C-1, 5.00%, 11/15/35, Continuously Callable @100	2,000	2,117
Series F, 5.00%, 11/15/34, Continuously Callable @100	2,000	2,121
Series F, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,175
Metropolitan Transportation Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A-1, 4.00%, 11/15/41, Continuously Callable @100	9,820	10,956
Monroe County Industrial Development Corp. Revenue (INS — Federal Housing Administration), 5.75%, 8/15/30, Continuously Callable @100	5,000	5,196
New York Liberty Development Corp. Revenue 2.80%, 9/15/69, Continuously Callable @100	1,500	1,393
2.63%, 9/15/69, Continuously Callable @100	3,350	3,108
New York State Dormitory Authority Revenue 5.00%, 12/1/35, Continuously Callable @100 (f)	600	680
Series A, 5.00%, 5/1/23	15	17
Series A, 5.00%, 5/1/23	735	771
Series A, 5.00%, 5/1/24, Pre-refunded 5/1/23 @ 100	15	17
Series A, 5.00%, 5/1/24, Continuously Callable @100	735	770
Series A, 5.00%, 5/1/25, Pre-refunded 5/1/23 @ 100	25	28
Series A, 5.00%, 5/1/25, Continuously Callable @100	1,175	1,231
Series A, 5.00%, 5/1/26, Pre-refunded 5/1/23 @ 100	20	22
Series A, 5.00%, 5/1/26, Continuously Callable @100	980	1,025

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 4.00%, 9/1/36, Continuously Callable @100	$500	$555
Series A, 4.00%, 9/1/37, Continuously Callable @100	350	386
Series A, 4.00%, 9/1/38, Continuously Callable @100	1,250	1,370
Series A, 4.00%, 9/1/40, Continuously Callable @100	750	812
Series B, 5.00%, 2/15/32, Continuously Callable @100	20,000	22,887
New York State Dormitory Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/27, Continuously Callable @100	1,000	1,162
Series A, 5.00%, 10/1/28, Continuously Callable @100	1,000	1,161
Series A, 5.00%, 10/1/29, Continuously Callable @100	1,300	1,507
Niagara Falls City School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/15/23	1,670	1,847
5.00%, 6/15/24	1,450	1,647
5.00%, 6/15/25, Continuously Callable @100	1,670	1,895
Saratoga County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/28, Continuously Callable @100	790	874
Suffolk County Economic Development Corp. Revenue 5.00%, 7/1/28, Pre-refunded 7/1/21 @ 100	220	231
5.00%, 7/1/28, Continuously Callable @100	1,280	1,332
Town of Oyster Bay, GO 4.00%, 2/15/24	5,415	5,857
4.00%, 2/15/25	9,750	10,721
4.00%, 2/15/26	3,000	3,349
Westchester County Local Development Corp. Revenue, 5.00%, 1/1/28, Continuously Callable @100	1,350	1,435
		141,721
North Carolina (0.6%):
North Carolina Capital Facilities Finance Agency Revenue, 1.10%, 7/1/34, (Put Date 6/1/20) (d) (e)	20,000	19,898
North Carolina Medical Care Commission Revenue 5.00%, 10/1/25	1,500	1,499
6.38%, 7/1/26, Pre-refunded 7/1/21 @ 100	4,805	5,129
5.00%, 10/1/30, Continuously Callable @100	1,850	1,791
		28,317
North Dakota (0.3%):
City of Grand Forks Revenue, 5.00%, 12/1/29, Continuously Callable @100	11,085	11,701
County of Ward Revenue, Series C, 5.00%, 6/1/34, Continuously Callable @100	4,000	4,614
		16,315
Ohio (2.5%):
City of Centerville Revenue, 5.25%, 11/1/37, Continuously Callable @100	2,250	2,305
City of Cleveland Airport System Revenue Series A, 5.00%, 1/1/30, Pre-refunded 1/1/22 @ 100	2,000	2,141
Series A, 5.00%, 1/1/31, Pre-refunded 1/1/22 @ 100	1,000	1,071
County of Allen Hospital Facilities Revenue Series A, 4.00%, 8/1/36, Continuously Callable @100	5,000	5,491
Series A, 4.00%, 8/1/37, Continuously Callable @100	10,800	11,859

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Cuyahoga Revenue 4.00%, 2/15/29, Continuously Callable @100	$7,430	$7,956
5.00%, 2/15/37, Continuously Callable @100	4,000	4,363
County of Hamilton Revenue 5.00%, 1/1/31, Continuously Callable @100	1,350	1,411
5.00%, 1/1/36, Continuously Callable @100	1,400	1,422
County of Hamilton Sales Tax Revenue (INS — AMBAC Assurance Corp.), Series B, 12/1/25 (g)	4,365	4,035
County of Hancock Revenue, 6.50%, 12/1/30, Pre-refunded 6/1/21 @ 100	9,000	9,583
County of Montgomery Revenue, 3.00%, 11/15/36, Continuously Callable @100	7,000	6,747
County of Ross Revenue, 5.00%, 12/1/39, Continuously Callable @100	2,405	2,854
Dayton City School District, GO 5.00%, 11/1/28	2,805	3,549
5.00%, 11/1/29	3,655	4,696
5.00%, 11/1/30	3,160	4,119
5.00%, 11/1/31	2,000	2,621
Ohio Higher Educational Facility Commission Revenue 5.00%, 5/1/31, Continuously Callable @100	1,000	1,152
5.00%, 5/1/33, Continuously Callable @100	500	573
Ohio Turnpike & Infrastructure Commission Revenue, 5.25%, 2/15/29, Continuously Callable @100	2,000	2,212
Ohio Water Development Authority Revenue, 12/1/33 (a) (k)	26,000	—	(l)
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	9,535	9,361
Southeastern Ohio Port Authority Revenue 5.50%, 12/1/29, Continuously Callable @100	750	801
5.00%, 12/1/35, Continuously Callable @100	750	771
State of Ohio Revenue 5.00%, 1/15/34, Continuously Callable @100	7,210	8,111
5.00%, 1/15/35, Continuously Callable @100	6,000	6,735
5.00%, 1/15/36, Continuously Callable @100	3,070	3,440
Series A, 4.00%, 1/15/38, Continuously Callable @100	1,000	1,087
Series A, 4.00%, 1/15/40, Continuously Callable @100	1,800	1,945
Village of Bluffton Revenue 5.00%, 12/1/31, Continuously Callable @100	1,500	1,782
4.00%, 12/1/32, Continuously Callable @100	1,500	1,670
4.00%, 12/1/33, Continuously Callable @100	1,600	1,773
4.00%, 12/1/34, Continuously Callable @100	1,795	1,980
		119,616
Oklahoma (0.2%):
Comanche County Hospital Authority Revenue, Series A, 5.00%, 7/1/21	1,380	1,396
Oklahoma Development Finance Authority Revenue, Series B, 5.00%, 8/15/33, Continuously Callable @100	4,100	4,786
Tulsa County Industrial Authority Revenue 5.00%, 11/15/28, Continuously Callable @102	940	1,025
5.00%, 11/15/30, Continuously Callable @102	1,780	1,892
		9,099

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oregon (0.0%): (m)
Clackamas County Hospital Facility Authority Revenue 5.00%, 11/15/32, Continuously Callable @102	$500	$542
5.00%, 11/15/37, Continuously Callable @102	500	532
		1,074
Pennsylvania (7.9%):
Allegheny County Higher Education Building Authority Revenue, Series A, 5.13%, 3/1/25, Pre-refunded 3/1/21 @ 100	1,410	1,462
Allegheny County Hospital Development Authority Revenue 5.00%, 4/1/35, Continuously Callable @100	7,315	8,380
5.00%, 4/1/36, Continuously Callable @100	8,000	9,134
4.00%, 7/15/37, Continuously Callable @100	2,000	2,225
4.00%, 7/15/38, Continuously Callable @100	1,500	1,665
4.00%, 7/15/39, Continuously Callable @100	1,440	1,593
Allegheny County IDA Revenue, 4.88%, 11/1/24	3,150	2,864
Allegheny County Sanitary Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/33, Continuously Callable @100	1,500	1,697
4.00%, 12/1/34, Continuously Callable @100	1,475	1,664
Berks County IDA Revenue 4.00%, 11/1/33, Continuously Callable @100	1,300	1,438
5.00%, 11/1/34, Continuously Callable @100	2,000	2,348
5.00%, 11/1/35, Continuously Callable @100	3,000	3,500
Bethlehem Authority Revenue, 5.00%, 11/15/30, Continuously Callable @100	3,000	3,273
Bucks County IDA Revenue 5.00%, 10/1/30, Continuously Callable @103	325	352
5.00%, 10/1/31, Continuously Callable @103	450	485
5.00%, 10/1/32, Continuously Callable @103	790	848
5.00%, 10/1/37, Continuously Callable @103	1,250	1,321
Butler County Hospital Authority Revenue, 5.00%, 7/1/35, Continuously Callable @100	1,885	2,135
Chester County IDA Revenue 5.00%, 10/1/34, Continuously Callable @100	1,000	1,076
Series A, 5.13%, 10/15/37, Continuously Callable @100	2,750	2,749
Commonwealth Financing Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,250	1,488
5.00%, 6/1/34, Continuously Callable @100	2,000	2,377
Series A, 5.00%, 6/1/34, Continuously Callable @100	5,000	5,594
Commonwealth of Pennsylvania Certificate of Participation Series A, 5.00%, 7/1/34, Continuously Callable @100	1,350	1,634
Series A, 5.00%, 7/1/35, Continuously Callable @100	750	904
Series A, 5.00%, 7/1/37, Continuously Callable @100	800	957
County of Beaver, GO (INS — Build America Mutual Assurance Co.) 4.00%, 4/15/28	2,890	3,372
4.00%, 4/15/29, Continuously Callable @100	2,500	2,919
4.00%, 4/15/30, Continuously Callable @100	5,000	5,729
County of Lehigh Revenue 4.00%, 7/1/37, Continuously Callable @100	2,000	2,202
4.00%, 7/1/38, Continuously Callable @100	2,000	2,194
4.00%, 7/1/39, Continuously Callable @100	2,000	2,185

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Luzerne, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 11/15/29, Continuously Callable @100	$5,000	$5,858
Cumberland County Municipal Authority Revenue 4.00%, 11/1/36, Continuously Callable @100	1,250	1,404
4.00%, 11/1/37, Continuously Callable @100	2,130	2,386
Series C-6, 4.00%, 12/1/26, Continuously Callable @102	6,500	6,445
Dauphin County General Authority Revenue 4.00%, 6/1/30, Continuously Callable @100	2,000	2,204
4.00%, 6/1/31, Continuously Callable @100	1,000	1,082
Delaware County Authority Revenue, 5.00%, 10/1/25, Continuously Callable @100	1,000	1,014
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,650
Delaware River Port Authority Revenue, 5.00%, 1/1/25, Continuously Callable @100	2,720	2,943
Montgomery County Higher Education & Health Authority Revenue 5.00%, 9/1/34, Continuously Callable @100	1,750	2,019
5.00%, 9/1/35, Continuously Callable @100	1,850	2,128
4.00%, 9/1/36, Continuously Callable @100	1,100	1,182
4.00%, 9/1/37, Continuously Callable @100	1,000	1,073
5.00%, 9/1/37, Continuously Callable @100	1,750	2,006
4.00%, 9/1/38, Continuously Callable @100	900	963
4.00%, 9/1/39, Continuously Callable @100	1,000	1,067
Montgomery County IDA Revenue 5.00%, 11/15/23, Continuously Callable @100	1,200	1,244
5.00%, 11/15/24, Continuously Callable @100	2,750	2,851
Montour School District, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 4/1/33, Continuously Callable @100	1,000	1,155
Series B, 5.00%, 4/1/34, Continuously Callable @100	1,500	1,731
Series B, 5.00%, 4/1/35, Continuously Callable @100	1,500	1,729
Northampton County General Purpose Authority Revenue, 2.15% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (c) (d)	4,645	4,595
Northeastern Pennsylvania Hospital & Education Authority Revenue, Series A, 5.00%, 3/1/37, Continuously Callable @100	1,525	1,674
Pennsylvania Economic Development Financing Authority Revenue 4.00%, 10/1/23, Continuously Callable @100	13,000	13,167
3.00%, 4/1/39, Continuously Callable @100	30,000	30,468
Pennsylvania Higher Educational Facilities Authority Revenue 5.00%, 7/1/32, Pre-refunded 7/1/22 @ 100	1,625	1,767
Series A, 5.25%, 7/15/25, Continuously Callable @100	1,730	1,933
Series A, 5.25%, 7/15/26, Continuously Callable @100	2,020	2,255
Series A, 5.25%, 7/15/27, Continuously Callable @100	2,125	2,370
Series A, 5.25%, 7/15/28, Continuously Callable @100	2,245	2,501
Series A, 5.00%, 7/15/30, Continuously Callable @100	2,415	2,666
Series A, 5.25%, 7/15/33, Continuously Callable @100	1,965	2,176
Pennsylvania Turnpike Commission Revenue 5.00%, 6/1/35, Continuously Callable @100	10,655	12,279
5.00%, 6/1/36, Continuously Callable @100	8,255	9,500
Series A-1, 5.00%, 12/1/32, Continuously Callable @100	1,500	1,706
Series A-1, 5.00%, 12/1/33, Continuously Callable @100	4,345	4,931

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A-1, 5.00%, 12/1/34, Continuously Callable @100	$3,000	$3,460
Series A-1, 5.00%, 12/1/35, Continuously Callable @100	3,320	3,824
Series A-1, 5.00%, 12/1/36, Continuously Callable @100	3,690	4,244
Series B, 5.00%, 12/1/32, Continuously Callable @100	3,500	4,052
Series B, 5.00%, 12/1/33, Continuously Callable @100	7,145	8,258
Series B, 4.00%, 6/1/34, Continuously Callable @100	20,000	22,043
Series B, 5.00%, 12/1/34, Continuously Callable @100	6,250	7,209
Series B, 5.00%, 12/1/34, Continuously Callable @100	2,000	2,324
Series B, 5.00%, 12/1/35, Continuously Callable @100	5,700	6,565
Series B, 5.00%, 12/1/35, Continuously Callable @100	2,000	2,321
Philadelphia IDA Revenue 5.00%, 5/1/35, Continuously Callable @100	750	908
5.00%, 5/1/36, Continuously Callable @100	1,500	1,809
5.00%, 5/1/38, Continuously Callable @100	1,000	1,197
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 9/1/34, Continuously Callable @100	1,750	2,044
Series B, 4.00%, 9/1/35, Continuously Callable @100	300	349
Reading School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 3/1/36, Continuously Callable @100	2,000	2,370
5.00%, 3/1/37, Continuously Callable @100	1,500	1,774
School District of Philadelphia, GO Series A, 5.00%, 9/1/34, Continuously Callable @100	1,000	1,207
Series A, 5.00%, 9/1/35, Continuously Callable @100	1,000	1,202
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,197
Series A, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,194
Series A, 4.00%, 9/1/38, Continuously Callable @100	1,700	1,890
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,600	1,785
Series F, 5.00%, 9/1/31, Continuously Callable @100	9,895	11,683
Series F, 5.00%, 9/1/32, Continuously Callable @100	5,000	5,885
Series F, 5.00%, 9/1/33, Continuously Callable @100	4,000	4,694
Series F, 5.00%, 9/1/34, Continuously Callable @100	5,100	5,966
School District of the City of Erie, GO (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 4/1/33, Continuously Callable @100	1,150	1,311
Scranton School District, GO (INS — Build America Mutual Assurance Co.) Series E, 5.00%, 12/1/32, Continuously Callable @100	1,000	1,209
Series E, 5.00%, 12/1/33, Continuously Callable @100	1,600	1,929
Series E, 5.00%, 12/1/35, Continuously Callable @100	750	899
State Public School Building Authority Revenue 5.00%, 4/1/23, Pre-refunded 4/1/22 @ 100	1,250	1,347
5.00%, 6/1/29, Continuously Callable @100	10,000	11,954
State Public School Building Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/1/31, Continuously Callable @100	6,100	7,151
4.00%, 12/1/31, Continuously Callable @100	15,380	17,197
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (d) (e)	3,300	3,673
		380,010

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Puerto Rico (0.1%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority Revenue, 5.00%, 4/1/27, Continuously Callable @100	$2,600	$2,529
Rhode Island (0.3%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @ 100	2,000	2,302
Rhode Island Turnpike & Bridge Authority Revenue
Series A, 5.00%, 10/1/33, Continuously Callable @100	1,350	1,582
Series A, 5.00%, 10/1/35, Continuously Callable @100	4,345	5,070
Tobacco Settlement Financing Corp. Revenue
Series A, 5.00%, 6/1/28, Continuously Callable @100	2,000	2,295
Series A, 5.00%, 6/1/29, Continuously Callable @100	2,000	2,272
Series A, 5.00%, 6/1/30, Continuously Callable @100	2,500	2,793
		16,314
South Carolina (1.1%):
Lexington County Health Services District, Inc. Revenue 4.00%, 11/1/31, Continuously Callable @100	1,000	1,129
4.00%, 11/1/32, Continuously Callable @100	1,000	1,124
Patriots Energy Group Financing Agency Revenue, Series B, 1.92% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (c) (d)	20,000	19,201
Piedmont Municipal Power Agency Revenue (INS — Assured Guaranty Corp.) Series C, 5.00%, 1/1/28, Continuously Callable @100	7,200	7,529
Series D, 5.00%, 1/1/28, Continuously Callable @100	2,700	2,823
South Carolina Public Service Authority Revenue
Series A, 5.00%, 12/1/34, Continuously Callable @100	9,835	11,165
Series A, 5.00%, 12/1/35, Continuously Callable @100	7,000	7,917
		50,888
Tennessee (0.3%):
Greeneville Health & Educational Facilities Board Revenue 5.00%, 7/1/35, Continuously Callable @100	2,710	3,128
5.00%, 7/1/36, Continuously Callable @100	3,000	3,447
5.00%, 7/1/37, Continuously Callable @100	3,500	4,006
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, 5.00%, 7/1/35, Continuously Callable @100	5,000	5,608
		16,189
Texas (10.9%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 3.00%, 8/15/37, Continuously Callable @100	3,820	3,959
3.00%, 8/15/38, Continuously Callable @100	3,935	4,065
3.00%, 8/15/39, Continuously Callable @100	4,055	4,180
Austin Convention Enterprises, Inc. Revenue 5.00%, 1/1/34, Continuously Callable @100	550	541
5.00%, 1/1/34, Continuously Callable @100	1,105	1,074
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue 5.00%, 12/1/25	2,740	2,875
5.00%, 12/1/27, Continuously Callable @100	2,990	3,114
5.00%, 12/1/28, Continuously Callable @100	1,640	1,702

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 12/1/29, Continuously Callable @100	$1,600	$1,655
5.00%, 12/1/30, Continuously Callable @100	1,700	1,753
5.25%, 12/1/35, Continuously Callable @100	5,150	5,285
Central Texas Regional Mobility Authority Revenue 5.00%, 1/1/21	700	717
1/1/22 (g)	885	856
5.00%, 1/1/22	500	527
5.00%, 1/1/23	500	542
1/1/24 (g)	7,000	6,447
1/1/26 (g)	2,535	2,187
5.00%, 1/1/33, Continuously Callable @100	3,500	3,743
Series A, 5.00%, 1/1/34, Continuously Callable @100	1,250	1,373
Series A, 5.00%, 1/1/35, Continuously Callable @100	1,100	1,204
Central Texas Turnpike System Revenue Series C, 5.00%, 8/15/33, Continuously Callable @100	10,000	10,818
Series C, 5.00%, 8/15/34, Continuously Callable @100	8,500	9,164
City of Arlington Special Tax (INS — Build America Mutual Assurance Co.) Series C, 5.00%, 2/15/34, Continuously Callable @100	1,500	1,820
Series C, 5.00%, 2/15/35, Continuously Callable @100	1,500	1,813
Series C, 5.00%, 2/15/36, Continuously Callable @100	3,100	3,736
Series C, 5.00%, 2/15/37, Continuously Callable @100	3,305	3,965
Series C, 5.00%, 2/15/38, Continuously Callable @100	4,380	5,242
City of Corpus Christi Utility System Revenue 4.00%, 7/15/32, Continuously Callable @100	1,800	2,021
4.00%, 7/15/33, Continuously Callable @100	1,100	1,232
4.00%, 7/15/34, Continuously Callable @100	1,050	1,171
4.00%, 7/15/35, Continuously Callable @100	1,000	1,112
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/29, Continuously Callable @100	2,300	2,599
5.00%, 9/1/30, Continuously Callable @100	1,000	1,128
5.00%, 9/1/32, Continuously Callable @100	5,615	6,305
5.00%, 9/1/33, Continuously Callable @100	5,345	5,956
5.00%, 9/1/34, Continuously Callable @100	2,150	2,396
5.00%, 9/1/35, Continuously Callable @100	1,575	1,732
City of Laredo Waterworks & Sewer System Revenue 4.00%, 3/1/32, Continuously Callable @100	740	832
4.00%, 3/1/33, Continuously Callable @100	1,000	1,122
4.00%, 3/1/34, Continuously Callable @100	1,000	1,119
4.00%, 3/1/36, Continuously Callable @100	1,500	1,669
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 4.00%, 8/15/33, Continuously Callable @100	2,130	2,407
4.00%, 8/15/34, Continuously Callable @100	2,275	2,545
4.00%, 8/15/35, Continuously Callable @100	2,375	2,638
4.00%, 8/15/36, Continuously Callable @100	3,710	4,099
4.00%, 8/15/37, Continuously Callable @100	3,860	4,251
4.00%, 8/15/38, Continuously Callable @100	4,015	4,407
4.00%, 8/15/39, Continuously Callable @100	4,305	4,714
Series A, 4.00%, 8/15/32, Continuously Callable @100	1,300	1,437

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Dallas/Fort Worth International Airport Revenue Series D, 5.25%, 11/1/28, Continuously Callable @100	$2,000	$2,254
Series D, 5.25%, 11/1/29, Continuously Callable @100	7,500	8,444
Decatur Hospital Authority Revenue Series A, 5.25%, 9/1/29, Continuously Callable @100	1,000	1,113
Series A, 5.00%, 9/1/34, Continuously Callable @100	1,000	1,081
Grand Parkway Transportation Corp. Revenue 4.00%, 10/1/39, Continuously Callable @100	2,500	2,776
4.00%, 10/1/40, Continuously Callable @100	3,500	3,889
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 12/1/27, Pre-refunded 12/1/22 @ 100	4,710	5,198
5.00%, 6/1/28, Continuously Callable @100	1,400	1,514
5.28% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (c) (d)	3,330	3,334
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.) 5.00%, 3/1/30, Continuously Callable @100	750	858
5.00%, 3/1/31, Continuously Callable @100	2,030	2,317
5.00%, 3/1/32, Continuously Callable @100	2,500	2,846
Houston Higher Education Finance Corp. Revenue Series A, 5.25%, 9/1/31, Continuously Callable @100	3,850	4,178
Series A, 5.25%, 9/1/32, Continuously Callable @100	4,075	4,420
Karnes County Hospital District Revenue 5.00%, 2/1/29, Continuously Callable @100	4,000	4,442
5.00%, 2/1/34, Continuously Callable @100	4,000	4,421
Main Street Market Square Redevelopment Authority Tax Allocation (INS — Build America Mutual Assurance Co.) 5.00%, 9/1/29, Continuously Callable @100	1,215	1,395
5.00%, 9/1/30, Continuously Callable @100	1,380	1,581
5.00%, 9/1/31, Continuously Callable @100	2,000	2,283
5.00%, 9/1/32, Continuously Callable @100	1,500	1,706
5.00%, 9/1/33, Continuously Callable @100	2,680	3,039
Matagorda County Navigation District No. 1 Revenue 2.60%, 11/1/29	14,010	14,581
4.00%, 6/1/30, Continuously Callable @100	5,405	5,691
Mesquite Health Facilities Development Corp. Revenue 5.00%, 2/15/26	3,100	2,984
5.00%, 2/15/35, Continuously Callable @100	1,075	914
New Hope Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/1/31, Continuously Callable @102	1,000	1,070
4.00%, 11/1/36, Continuously Callable @102	1,475	1,451
Series A, 5.00%, 7/1/30, Continuously Callable @100	7,500	6,907
Series A, 5.00%, 7/1/35, Continuously Callable @100	9,000	8,288
Newark Higher Education Finance Corp. Revenue 4.00%, 4/1/32, Continuously Callable @100	1,635	1,784
4.00%, 4/1/33, Continuously Callable @100	2,000	2,173
4.00%, 4/1/34, Continuously Callable @100	4,470	4,830
4.00%, 4/1/35, Continuously Callable @100	1,650	1,773
4.00%, 4/1/36, Continuously Callable @100	2,150	2,296

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
North East Texas Regional Mobility Authority Revenue 5.00%, 1/1/36, Continuously Callable @100	$7,000	$7,566
Series B, 5.00%, 1/1/36, Continuously Callable @100	5,485	5,817
North Texas Tollway Authority Revenue Series A, 5.00%, 1/1/32, Continuously Callable @100	8,000	9,176
Series A, 5.00%, 1/1/34, Continuously Callable @100	1,515	1,743
Series A, 4.00%, 1/1/39, Continuously Callable @100	14,620	16,046
Series B, 5.00%, 1/1/31, Continuously Callable @100	1,500	1,691
Series B, 5.00%, 1/1/34, Continuously Callable @100	7,500	8,482
North Texas Tollway Authority Revenue (INS — Assured Guaranty Corp.), 1/1/29 (g)	20,000	17,015
North Texas Tollway Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 1/1/35, Continuously Callable @100	2,000	2,209
Series B, 4.00%, 1/1/36, Continuously Callable @100	1,695	1,863
Permanent University Fund — University of Texas System Revenue 5.00%, 7/1/32, Continuously Callable @100	2,230	2,618
5.00%, 7/1/33, Continuously Callable @100	3,250	3,808
5.00%, 7/1/34, Continuously Callable @100	2,500	2,921
Port of Port Arthur Navigation District Revenue 1.50%, 4/1/40, Continuously Callable @100 (e)	19,515	19,515
6.25%, 11/1/40, Continuously Callable @100 (e)	20,000	20,000
Series B, 1.50%, 4/1/40, Continuously Callable @100 (e)	13,270	13,270
Series C, 1.54%, 4/1/40, Continuously Callable @100 (e)	35,975	35,975
San Antonio Housing Trust Finance Corp. Revenue (NBGA — Federal Home Loan Mortagage Corp.), 3.50%, 4/1/43, (Put Date 10/1/28) (d) (e)	14,935	15,757
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/30, Continuously Callable @100	2,145	2,531
5.00%, 11/15/31, Continuously Callable @100	2,250	2,639
5.00%, 11/15/32, Continuously Callable @100	2,365	2,759
6.63%, 11/15/37, Continuously Callable @100	5,000	5,421
5.00%, 11/15/37, Continuously Callable @100	2,175	2,490
Series B, 5.00%, 7/1/37, Continuously Callable @100	18,225	21,138
Series B, 5.00%, 7/1/38, Continuously Callable @100	19,115	22,094
Texas Transportation Commission State Highway Fund Revenue, 5.00%, 10/1/26	7,235	9,001
Trophy Club Public Improvement District No. 1 Special Assessment (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/33, Continuously Callable @100	6,960	7,734
Tyler Health Facilities Development Corp. Revenue, 5.50%, 7/1/27, Pre-refunded 7/1/21 @ 100	10,000	10,554
		530,913
Utah (0.1%):
Jordanelle Special Service District Special Assessment Series A, 12.00%, 8/1/30, Continuously Callable @100 (f)	4,188	3,555
Series B, 12.00%, 8/1/30, Continuously Callable @100 (f)	2,292	1,946
		5,501

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Vermont (0.3%):
Vermont Economic Development Authority Revenue, 5.00%, 12/15/20	$9,000	$9,194
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 5.00%, 12/1/36, Continuously Callable @100	2,500	2,848
		12,042
Virgin Islands (0.1%):
Virgin Islands Public Finance Authority Revenue, 5.00%, 9/1/30, Continuously Callable @100 (f)	6,500	7,219
Virginia (1.0%):
Chesapeake Hospital Authority Revenue 4.00%, 7/1/36, Continuously Callable @100	1,175	1,309
4.00%, 7/1/37, Continuously Callable @100	1,205	1,340
Fairfax County Economic Development Authority Revenue, Series A, 5.00%, 10/1/36, Continuously Callable @102	2,150	2,267
Roanoke Economic Development Authority Revenue, 5.00%, 7/1/25, Continuously Callable @100	10,000	10,088
Stafford County Economic Development Authority Revenue 5.00%, 6/15/33, Continuously Callable @100	750	863
5.00%, 6/15/34, Continuously Callable @100	2,620	3,005
5.00%, 6/15/35, Continuously Callable @100	1,930	2,207
Virginia College Building Authority Revenue 5.00%, 6/1/21, Continuously Callable @100	985	972
5.00%, 6/1/26, Continuously Callable @100	11,280	10,321
4.00%, 2/1/34, Continuously Callable @100	10,000	11,463
4.00%, 2/1/36, Continuously Callable @100	3,000	3,417
		47,252
Washington (0.4%):
Tobacco Settlement Authority Revenue, 5.25%, 6/1/31, Continuously Callable @100	5,000	5,017
Washington Health Care Facilities Authority Revenue 5.00%, 8/15/33, Continuously Callable @100	3,090	3,641
5.00%, 8/15/34, Continuously Callable @100	3,470	4,068
5.00%, 7/1/35, Continuously Callable @100	2,355	2,773
5.00%, 7/1/36, Continuously Callable @100	2,250	2,643
4.00%, 7/1/37, Continuously Callable @100	3,125	3,425
		21,567
West Virginia (0.4%):
West Virginia Hospital Finance Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,850	2,172
5.00%, 1/1/34, Continuously Callable @100	2,360	2,768
5.00%, 6/1/34, Continuously Callable @100	2,970	3,478
5.00%, 1/1/35, Continuously Callable @100	2,920	3,404
5.00%, 6/1/35, Continuously Callable @100	2,405	2,808
5.00%, 9/1/38, Continuously Callable @100	1,000	1,156
5.00%, 9/1/39, Continuously Callable @100	1,000	1,151
		16,937

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Wisconsin (0.8%):
Public Finance Authority Revenue 3.00%, 4/1/25 (f)	$425	$418
4.00%, 6/15/29, Continuously Callable @100 (f)	325	310
4.00%, 9/1/29, Continuously Callable @103 (f)	1,250	1,218
5.25%, 5/15/37, Continuously Callable @102 (f)	1,000	1,041
5.00%, 6/15/39, Continuously Callable @100 (f)	410	403
5.00%, 9/1/39, Continuously Callable @103 (f)	2,230	2,228
5.00%, 4/1/40, Continuously Callable @100 (f)	1,175	1,194
Series A, 5.25%, 10/1/38, Continuously Callable @100	3,250	3,769
Series D, 4.05%, 11/1/30, Continuously Callable @100	1,500	1,446
Wisconsin Health & Educational Facilities Authority Revenue 5.00%, 8/15/34, Continuously Callable @100	1,000	1,123
4.00%, 11/15/36, Continuously Callable @100	9,830	10,767
4.00%, 3/15/40, Continuously Callable @100	750	831
Series A, 5.00%, 7/15/28, Pre-refunded 7/15/21 @ 100	2,000	2,103
Series A, 5.13%, 4/15/31, Pre-refunded 4/15/23 @ 100	5,000	5,595
Series C, 5.00%, 8/15/26, Pre-refunded 8/15/22 @ 100	1,500	1,633
Series C, 5.00%, 8/15/29, Pre-refunded 8/15/22 @ 100	1,935	2,106
		36,185
Total Municipal Bonds (Cost $4,580,870)		4,745,408
Total Investments (Cost $4,601,799) — 98.8%		4,756,082
Other assets in excess of liabilities — 1.2%		57,243
NET ASSETS — 100.00%		$4,813,325

(a)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, illiquid securities were 0.2% of the Fund's net assets.

(b)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2020.

(d)  Put Bond.

(e)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, the fair value of these securities was $95, 515 (thousands) and amounted to 2.0% of net assets.

(g)  Zero-coupon bond.

(h)  Stepped-coupon security converts to coupon form on 11/01/25 with a rate of 4.00%.

(i)  Stepped-coupon security converts to coupon form on 11/01/25 with a rate of 4.35%.

(j)  Security purchased on a when-issued basis.

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(k)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of March 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2) .

(l)  Rounds to less than $1.

(m)  Amount represents less than 0.05% of net assets.

(n)  Up to 2.05% of the coupon may be paid in kind.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of March 31, 2020, based on the last reset date of the security

MUNIPSA — Municipal Swap Index

PIK — Payment in-kind

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Intermediate-Term Fund
Assets:
Investments, at value (Cost $4,601,799)	$4,756,082
Cash	50
Receivables:
Interest and dividends	51,768
Capital shares issued	2,016
Investments sold	33,299
From Adviser	3
Prepaid expenses	85
Total Assets	4,843,303
Liabilities:
Payables:
Distributions	1,403
Investments purchased	17,459
Capital shares redeemed	8,822
Accrued expenses and other payables:
Investment advisory fees	1,180
Administration fees	632
Custodian fees	45
Transfer agent fees	287
Compliance fees	3
Trustees' fees	1
12b-1 fees	3
Other accrued expenses	143
Total Liabilities	29,978
Net Assets:
Capital	4,746,530
Total distributable earnings/(loss)	66,795
Net Assets	$4,813,325
Net Assets
Fund Shares	$4,788,060
Adviser Shares	25,265
Total	$4,813,325
Shares (unlimited number of shares authorized with no par value):
Fund Shares	359,219
Adviser Shares	1,896
Total	361,115
Net asset value, offering, and redemption price per share: (a)
Fund Shares	$13.33
Adviser Shares	$13.33

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA Tax Exempt Intermediate-Term Fund
Investment Income:
Interest	$165,223
Total Income	165,223
Expenses:
Investment advisory fees	14,434
Professional fees	18
Administration Fees — Fund Shares	7,455
Administration Fees — Adviser Shares	36
Sub-Administration fees	19
12b-1 fees — Adviser Shares	60
Custodian fees	249
Transfer agent fees — Fund Shares	1,531
Transfer agent fees — Adviser Shares	15
Trustees' fees	44
Compliance fees	22
Legal and audit fees	74
State registration and filing fees	125
Interest expense on interfund lending	5
Other expenses	417
Total Expenses	24,504
Expenses waived/reimbursed by AMCO	(14)
Expenses waived/reimbursed by Adviser	(16)
Net Expenses	24,474
Net Investment Income (Loss)	140,749
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(11,622)
Net change in unrealized appreciation/depreciation on investment securities	(9,397)
Net realized/unrealized gains (losses) on investments	(21,019)
Change in net assets resulting from operations	$119,730

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Intermediate-Term Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$140,749	$143,593
Net realized gains (losses) from investments	(11,622)	(26,355)
Net change in unrealized appreciation/depreciation on investments	(9,397)	112,323
Change in net assets resulting from operations	119,730	229,561
Distributions to Shareholders:
Fund Shares	(140,378)	(142,284)
Adviser Shares	(613)	(753)
Change in net assets resulting from distributions to shareholders	(140,991)	(143,037)
Change in net assets resulting from capital transactions	57,378	58,744
Change in net assets	36,117	145,268
Net Assets:
Beginning of period	4,777,208	4,631,940
End of period	$4,813,325	$4,777,208
Capital Transactions:
Fund Shares
Proceeds from shares issued	$821,794	$885,615
Distributions reinvested	120,977	121,052
Cost of shares redeemed	(887,865)	(943,830)
Total Fund Shares	$54,906	$62,837
Adviser Shares
Proceeds from shares issued	$6,875	$9,970
Distributions reinvested	512	679
Cost of shares redeemed	(4,915)	(14,742)
Total Adviser Shares	$2,472	$(4,093)
Change in net assets resulting from capital transactions	$57,378	$58,744
Share Transactions:
Fund Shares
Issued	60,384	67,541
Reinvested	8,878	9,222
Redeemed	(65,764)	(72,055)
Total Fund Shares	3,498	4,708
Adviser Shares
Issued	510	768
Reinvested	38	52
Redeemed	(365)	(1,119)
Total Adviser Shares	183	(299)
Change in Shares	3,681	4,409

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Intermediate-Term Fund
Fund Shares
Year Ended March 31, 2020	$13.37	0.38	(c)	(0.03)	0.35	(0.39)	(0.39)
Year Ended March 31, 2019	$13.12	0.41		0.24	0.65	(0.40)	(0.40)
Year Ended March 31, 2018	$13.08	0.41		0.04	0.45	(0.41)	(0.41)
Year Ended March 31, 2017	$13.61	0.42		(0.53)	(0.11)	(0.42)	(0.42)
Year Ended March 31, 2016	$13.59	0.44		0.02	0.46	(0.44)	(0.44)
Adviser Shares
Year Ended March 31, 2020	$13.36	0.35	(c)	(0.03)	0.32	(0.35)	(0.35)
Year Ended March 31, 2019	$13.12	0.38		0.23	0.61	(0.37)	(0.37)
Year Ended March 31, 2018	$13.07	0.38		0.05	0.43	(0.38)	(0.38)
Year Ended March 31, 2017	$13.61	0.38		(0.54)	(0.16)	(0.38)	(0.38)
Year Ended March 31, 2016	$13.58	0.41		0.03	0.44	(0.41)	(0.41)
*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal years ended 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Amount is less than $0.005 per share.

(e)  Effective August 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.75% of the Adviser Shares' average daily net assets. Prior to this date, the voluntary expense limit was 0.80%.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption fees added to beneficial interests		Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Tax Exempt Intermediate-Term Fund
Fund Shares
Year Ended March 31, 2020	—		$13.33	2.56%	0.49%		2.82%	0.49%	$4,788,060	26%
Year Ended March 31, 2019	—		$13.37	5.06%	0.52%		3.07%	0.52%	$4,754,320	8%
Year Ended March 31, 2018	—		$13.12	3.47%	0.51%		3.09%	0.51%	$4,605,543	11%
Year Ended March 31, 2017	—	(d)	$13.08	(0.84)%	0.52%		3.13%	0.52%	$4,280,892	16%
Year Ended March 31, 2016	—		$13.61	3.48%	0.54%		3.28%	0.54%	$4,332,360	10%
Adviser Shares
Year Ended March 31, 2020	—		$13.33	2.37%	0.75%		2.57%	0.87%	$25,265	26%
Year Ended March 31, 2019	—		$13.36	4.75%	0.75%		2.85%	0.84%	$22,888	8%
Year Ended March 31, 2018	—		$13.12	3.28%	0.77	%(e)	2.83%	0.85%	$26,397	11%
Year Ended March 31, 2017	—	(d)	$13.07	(1.19)%	0.80%		2.84%	0.83%	$37,351	16%
Year Ended March 31, 2016	—	(d)	$13.61	3.28%	0.80%		3.02%	0.88%	$42,054	10%

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Intermediate-Term Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc. )

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$10,674	$—	$—		$10,674
Municipal Bonds	—	4,745,408	—	(a)	4,745,408
Total	$10,674	$4,745,408	$—		$4,756,082

(a)  Amount is less than $1.

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, distribution and 12/b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$95,145	$78,515	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,249,942	$1,323,774

There were no purchases and sales of U.S. Government Securities during the year ended March 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, was $11,067 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds Index. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Intermediate Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2019 through June 30, 2019, the performance adjustment for the Fund Shares was $452 thousand and 0.01% of net assets. The Adviser Shares did not incur any performance adjustment. Base fees incurred and paid to AMCO from April 1, 2019 through June 30, 2019, were $3,367 thousand and reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under a Fund Administration Servicing, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from July 1, 2019 through March 31, 2020, are $5,660 and $27 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from April 1, 2019 through June 30, 2019, were $1,795 and $9 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $1,175 and $11 thousand for the Fund Shares and Adviser Shares, respectively. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $356 and $4 thousand for the Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC.VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through March 31, 2020, are $45 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from April 1, 2019 through June 30, 2019, are $15 thousand and reflected on the Statement of Operations as 12b-1 fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through March 31, 2020, the expense limit (excluding voluntary waivers) is 0.48% and 0.75% for the Fund Shares and Adviser Shares, respectively.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 03/31/2023
$16

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.75% of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period April 1, 2019 through June 30, 2019, amounts reimbursed by the Adviser Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Decisions

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain(or loss).

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $10 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended March 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Borrower	$—	$10,003	13	1.80%	$26,787

* For the year ended March 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020		Year Ended March 31, 2019
Distributions paid from		Distributions paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$140,991	$140,991	$143,037	$143,037

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$14,184	$(11,905)	$(87,983)	$152,499	$66,795

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and defaulted bond income accruals.

At March 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$28,161	$59,822	$87,983

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,603,583	$206,521	$(54,022)	$152,499

8. Risk Management Program

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

9. Subsequent Event

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change is expected to be effective in late June 2020 ("Redesignation Date").

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the net asset value per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 12 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Intermediate-Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Intermediate-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
Fund Shares	$1,000.00	$990.90	$1,022.65	$2.34	$2.38	0.47%
Adviser Shares	1,000.00	989.60	1,021.25	3.73	3.79	0.75%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Additional Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020 :

Tax Exempt Income Amount*
100.00%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

40857-0520

MARCH 31, 2020

Annual Report

USAA Tax Exempt Long-Term Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	47
Supplemental Information (Unaudited)	48
Expense Example	48
Proxy Voting and Portfolio Holdings Information	48
Trustees' and Officers' Information	49
Additional Federal Income Tax Information	55
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

2

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund

Manager's Commentary

(Unaudited)

John C. Bonnell, CFA
Regina G. Conklin, CPA, CFA
Andrew R. Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2020, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, market conditions changed drastically during the reporting period.

For the first approximate 11 months of the reporting period, tax-exempt bonds generated strong positive returns. In the second half of calendar year 2019, due to intensifying U.S.-China trade tensions and global economic weakness, the U.S. Federal Reserve (the "Fed") cut the target federal funds rate from a range of 2.25%-2.50% to a target range of 1.50%-1.75%. Municipal bond AAA rates followed suit by generally falling for the majority of the reporting period, reaching their lows on March 9, 2020. Tax-exempt bonds also benefited from supply-and-demand dynamics during the first approximate 11 months of the reporting period. Supply was tight, as new issuance failed to keep pace with demand. Demand was intense, as municipal bond mutual funds saw inflows every week during the reporting period up to early March. In late February and early March, as the emergence of a novel coronavirus ("COVID-19") raised fears about a potential U.S. economic slowdown, municipal bonds held up well compared to other segments of the fixed income market.

That all changed on March 10, 2020. For the next 10 days, interest rates rose quickly and significantly along the municipal yield curve amid record outflows from municipal bond mutual funds. The trend reversed on March 20, and municipal bond yields fell sharply, finishing the reporting period below their starting points. Over this period, the 10-year AAA municipal bond rate started at 0.81% on March 9, rose to 2.88% on March 20, and fell to 1.44% on March 31 (after starting the reporting period at 1.91% on April 1, 2019). Municipal bond credit spreads (yield differentials between municipal bonds with similar maturities but different credit ratings) widened in March 2020, with spreads on lower-rated municipal securities widening the most. Rating agencies placed entire municipal bond sectors on credit watch because of a potential economic slowdown driven by the shutdowns, lockdowns, and self-quarantines that had been instituted to slow the spread of COVID-19. The Fed responded with unprecedented actions, slashing the target federal funds rate to a range of between zero and 0.25%, implementing quantitative easing and credit support programs, and offering assistance to state and municipal governments. The Fed also has said it will do what it takes to keep financial markets — including the municipal bond market — fully functioning.

4

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund (continued)

•  How did the USAA Tax Exempt Long-Term Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2020, the Fund Shares and Adviser Shares had a total return of 2.83% and 2.61%, respectively, versus an average return of 2.50% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 2.46% for the Lipper General & Insured Municipal Debt Funds Index and 3.85% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.41% and 3.19%, respectively, compared to the Lipper category average of 2.65%.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

	Fund Shares	Adviser Shares
INCEPTION DATE	3/19/82	8/1/10
	Net Asset Value	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Lipper General & Insured Municipal Debt Funds Index[2]
One Year	2.83%	2.61%	3.85%	2.46%
Five Year	3.04%	2.78%	3.19%	3.00%
Ten Year	4.52%	NA	4.14%	4.28%
Since Inception	NA	4.03%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Long-Term Fund — Growth of $10,000

1 The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

2 The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund (continued)

Average Annual Compounded Returns with Reinvestment of Dividends — Periods Ended March 31, 2020

	Total Return	=	Dividend Return	+	Price Change
10 Years	4.52%	=	4.18%	+	0.34%
5 Years	3.04%	=	3.87%	+	-0.83%
1 Year	2.83%	=	3.36%	+	-0.53%

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

Annual Total Returns and Compounded Dividend Returns for the
One-Year Periods Ended March 31, 2011 — March 31, 2020

Note the role that dividend returns play in the Fund Shares' total return over time. Share prices and dividend rates will vary from period to period. However, dividend returns generally are more consistent and less volatile than share prices.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

7

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax.

Top 10 Industries

March 31, 2020

(% of Net Assets)

Hospital	17.0%
Education	11.9%
General Obligation	11.8%
Escrowed Bonds	7.8%
Special Assessment/Tax/Fee	7.5%
Nursing/CCRC	7.4%
Toll Road	6.4%
Water/Sewer Utility	4.6%
Electric Utilities	3.7%
Electric/Gas Utility	3.3%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund (continued)	March 31, 2020

  (Unaudited)

Portfolio Ratings Mix*
March 31, 2020
(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

*Does not include futures and money market instruments.

9

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.1%)
Utilities (0.1%):
Energy Harbor Corp. (a)	192,453	$2,454
Total Common Stock (Cost $4,811)		2,454
Municipal Bonds (99.1%)
Alabama (1.4%):
Chatom Industrial Development Board Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 8/1/37, Continuously Callable @ 100	$4,245	4,295
Homewood Educational Building Authority Revenue, 5.00%, 12/1/47, Continuously Callable @ 100	4,500	5,100
Montgomery Medical Clinic Board Revenue, 5.00%, 3/1/36, Continuously Callable @ 100	1,750	1,914
Selma Industrial Development Board Revenue, 5.80%, 5/1/34, Continuously Callable @ 100	2,000	2,000
State of Alabama Docks Department Revenue, 6.00%, 10/1/35, Pre-refunded 10/1/20 @ 100	7,000	7,174
The Lower Alabama Gas District Revenue, Series A, 5.00%, 9/1/46	11,500	13,990
		34,473
Arizona (2.8%):
Apache County IDA Revenue, Series A, 4.50%, 3/1/30, Continuously Callable @ 100	5,000	5,051
Arizona Health Facilities Authority Revenue 5.00%, 2/1/42, Continuously Callable @ 100	6,000	6,325
6.56% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (b) (c)	5,000	5,190
Arizona IDA Revenue, 5.00%, 7/1/52, Continuously Callable @ 100	1,725	1,964
City of Goodyear Water & Sewer Revenue, 5.63%, 7/1/39, Continuously Callable @ 100	5,000	5,052
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.) Series B, 5.50%, 7/1/29 (d)	1,000	1,324
Series B, 5.50%, 7/1/30 (d)	1,500	2,023
Maricopa County IDA Revenue, 5.00%, 7/1/47, Continuously Callable @ 100	1,600	1,684
Maricopa County Pollution Control Corp. Revenue, 5.00%, 6/1/35, Continuously Callable @ 100	7,000	7,028
Pinal County Electric District No. 3 Revenue, 4.00%, 7/1/41, Continuously Callable @ 100	10,000	10,917
The City of Phoenix IDA Revenue 5.00%, 7/1/41, Continuously Callable @ 100	1,200	1,279
5.00%, 7/1/42, Continuously Callable @ 100	1,250	1,446
5.00%, 7/1/44, Continuously Callable @ 100	6,000	6,322
The Pima County IDA Revenue 5.00%, 6/15/52, Continuously Callable @ 100 (e)	2,000	1,656
Series A, 5.25%, 10/1/40, Continuously Callable @ 100	3,000	3,022
The Pima County IDA Revenue, 4.00%, 9/1/29, Continuously Callable @ 100	3,000	3,014
The Prima County IDA Revenue, Series A, 4.50%, 6/1/30, Continuously Callable @ 100	2,685	2,713
The Yavapai County IDA Revenue, 4.00%, 8/1/43, Continuously Callable @ 100	1,725	1,883
		67,893

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Arkansas (0.2%):
Arkansas Development Finance Authority Revenue (INS — AMBAC Assurance Corp.) 7/1/28 (f)	$1,000	$829
7/1/29 (f)	1,165	935
7/1/30 (f)	1,150	891
7/1/36 (f)	2,500	1,504
		4,159
California (6.5%):
California Health Facilities Financing Authority Revenue, 5.00%, 11/15/56, Continuously Callable @ 100	1,000	1,150
California Municipal Finance Authority Revenue (LIQ — Deutsche Bank A.G.), Series 2019-XF1088, 3.87%, 10/1/59, Callable 10/1/35 @ 100 (d) (e)	3,600	3,600
California State Public Works Board Revenue 5.00%, 6/1/31, Continuously Callable @ 100	2,950	3,277
Series B, 5.00%, 10/1/30, Pre-refunded 10/1/21 @ 100	2,000	2,121
Series B, 5.00%, 10/1/31, Pre-refunded 10/1/21 @ 100	1,110	1,179
Series B, 5.00%, 10/1/39, Continuously Callable @ 100	3,500	3,982
Series D, 5.00%, 12/1/29, Continuously Callable @ 100	2,500	2,656
Series D, 5.00%, 12/1/31, Continuously Callable @ 100	2,000	2,124
Cerritos Community College District, GO Series D, 8/1/31 (f)	1,000	790
Series D, 8/1/32 (f)	2,500	1,910
Series D, 8/1/33 (f)	2,175	1,606
Series D, 8/1/34 (f)	1,000	712
Series D, 8/1/35 (f)	1,500	1,029
Series D, 8/1/36 (f)	2,200	1,456
Coachella Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/41 (f)	8,500	4,509
El Camino Community College District, GO
Series C, 8/1/34 (f)	3,000	2,191
Series C, 8/1/38 (f)	3,000	1,898
El Monte Union High School District, GO (INS — Assured Guaranty Municipal Corp.), 6/1/42 (f)	10,000	4,989
Escondido Union High School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/37, Continuously Callable @ 100	2,500	2,515
Golden State Tobacco Securitization Corp. Revenue, Series A, 5.00%, 6/1/30, Continuously Callable @ 100	2,000	2,207
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/35, Continuously Callable @ 100	1,580	1,584
Inland Empire Tobacco Securitization Corp. Revenue, Series B, 5.75%, 6/1/26, Pre-refunded 6/1/20 @ 100	5,415	5,458
Jurupa Public Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/33, Callable 9/1/20 @ 100	2,000	2,030
Los Alamitos Unified School District Certificate of Participation 0.0%, 8/1/34, Continuously Callable @ 100 (g)	1,200	1,331
0.0%, 8/1/42, Continuously Callable @ 100 (h)	4,500	4,691
Monterey Peninsula Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.50%, 8/1/34, Pre-refunded 8/1/21 @ 100	3,000	3,181

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Paramount Unified School District, GO 8/1/34 (f)	$1,860	$1,312
8/1/35 (f)	2,000	1,366
8/1/36 (f)	2,750	1,808
8/1/37 (f)	2,750	1,744
Sacramento City Schools Joint Powers Financing Authority Revenue (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 3/1/36, Continuously Callable @ 100	2,560	2,703
Series A, 5.00%, 3/1/40, Continuously Callable @ 100	2,000	2,093
San Diego Public Facilities Financing Authority Revenue, Series A, 5.00%, 10/15/44, Continuously Callable @ 100	2,500	2,873
San Francisco City Housing Revenue, 1500 Mission Street Apts., Series E (LIQ — Deutsche Bank A.G.), Series DBE-8038, 4.90%, 12/1/52, Callable 12/1/20 @ 100 (d) (e)	3,600	3,600
San Marcos Schools Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 8/15/40, Pre-refunded 8/15/20 @ 100	3,000	3,045
San Ysidro School District, GO (INS — Assured Guaranty Municipal Corp.) Series G, 8/1/36 (f)	13,605	8,466
Series G, 8/1/37 (f)	14,285	8,567
Santa Ana Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4/1/29 (f)	15,000	11,267
Southern California Public Power Authority Revenue, Series A, 5.00%, 7/1/40, Continuously Callable @ 100	5,000	5,044
State of California, GO 5.25%, 4/1/35, Continuously Callable @ 100	8,000	8,627
5.00%, 2/1/38, Continuously Callable @ 100	6,750	7,437
5.00%, 10/1/47, Continuously Callable @ 100	5,000	5,865
Stockton Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/34 (f)	8,885	6,255
Washington Township Health Care District Revenue
Series A, 5.25%, 7/1/30, Continuously Callable @ 100	5,180	5,227
Series A, 5.50%, 7/1/38, Continuously Callable @ 100	5,000	5,047
		156,522
Colorado (2.0%):
Colorado Educational & Cultural Facilities Authority Revenue 4.00%, 12/1/48, Continuously Callable @ 100	2,500	2,683
5.00%, 4/1/53, Continuously Callable @ 100	750	856
Series A, 5.25%, 4/1/43, Continuously Callable @ 100	2,500	2,699
Colorado Health Facilities Authority Revenue 5.00%, 12/1/42, Pre-refunded 6/1/22 @ 100	5,000	5,404
5.00%, 6/1/45, Pre-refunded 6/1/25 @ 100	6,000	7,048
5.00%, 6/1/47, Pre-refunded 6/1/27 @ 100	1,250	1,564
Series A, 4.00%, 8/1/49, Continuously Callable @ 100	2,500	2,488
Denver Health & Hospital Authority Revenue, Series A, 4.00%, 12/1/40, Continuously Callable @ 100	750	796
E-470 Public Highway Authority Revenue, Series C, 5.38%, 9/1/26, Continuously Callable @ 100	2,000	2,033
E-470 Public Highway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 9/1/35, Continuously Callable @ 64 (f)	10,000	5,087

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Park Creek Metropolitan District Revenue 5.00%, 12/1/45, Continuously Callable @ 100	$1,000	$1,120
5.00%, 12/1/46, Continuously Callable @ 100	2,500	2,797
5.00%, 12/1/51, Continuously Callable @ 100	2,000	2,213
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @ 100	4,000	4,713
Regional Transportation District Certificate of Participation, Series A, 5.00%, 6/1/44, Continuously Callable @ 100	5,000	5,493
Southlands Metropolitan District No. 1, GO, Series A-1, 5.00%, 12/1/47, Continuously Callable @ 100	1,000	1,037
		48,031
Connecticut (0.6%):
Connecticut State Health & Educational Facilities Authority Revenue Series A, 4.00%, 7/1/49, Continuously Callable @ 100	3,000	3,214
Series O, 5.00%, 7/1/35, Pre-refunded 7/1/20 @ 100	2,000	2,019
Mashantucket Western Pequot Tribe Revenue PIK, 2.05%, 7/1/31 (i)	59,585	2,085
State of Connecticut, GO Series A, 5.00%, 4/15/38, Continuously Callable @ 100	5,500	6,345
Series A, 5.00%, 4/15/39, Continuously Callable @ 100	1,550	1,813
		15,476
Delaware (0.2%):
Delaware State Economic Development Authority Revenue, 5.40%, 2/1/31, Continuously Callable @ 100	4,000	4,041
District of Columbia (1.4%):
District of Columbia Revenue 5.00%, 7/1/36, Continuously Callable @ 100	1,305	1,399
5.00%, 7/1/42, Continuously Callable @ 100	1,500	1,603
6.00%, 7/1/43, Pre-refunded 7/1/23 @ 100	1,700	1,973
6.00%, 7/1/48, Pre-refunded 7/1/23 @ 100	1,450	1,686
5.00%, 7/1/49, Continuously Callable @ 100	1,275	1,457
5.00%, 7/1/54, Continuously Callable @ 100	1,140	1,290
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, 5.00%, 10/1/53, Continuously Callable @ 100	10,000	10,261
Metropolitan Washington Airports Authority Revenue, Series A, 5.00%, 10/1/39, Continuously Callable @ 100	5,000	5,100
Washington Convention & Sports Authority Tax Allocation, 5.00%, 10/1/40, Continuously Callable @ 100	10,000	10,156
		34,925
Florida (9.5%):
Alachua County Health Facilities Authority Revenue, 4.00%, 12/1/49, Continuously Callable @ 100	7,000	7,372
City of Atlantic Beach Revenue Series A, 5.00%, 11/15/48, Continuously Callable @ 103	2,000	2,087
Series B, 5.63%, 11/15/43, Continuously Callable @ 100	7,000	7,361
City of Gainesville Utilities System Revenue, Series C, 5.25%, 10/1/34, Continuously Callable @ 100	3,950	4,027
City of Jacksonville Revenue, 5.00%, 10/1/29, Continuously Callable @ 100	2,270	2,475

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Lakeland Revenue 5.00%, 9/1/37, Continuously Callable @ 100	$500	$537
5.00%, 9/1/42, Continuously Callable @ 100	1,000	1,071
City of Miami Beach Parking Revenue, Series B, 5.00%, 9/1/40, Continuously Callable @ 100	2,000	2,029
City of Miami Revenue (INS — Assured Guaranty Municipal Corp.)
Series A, 5.25%, 7/1/35, Pre-refunded 7/1/20 @ 100	13,125	13,261
Series A, 5.25%, 7/1/39, Pre-refunded 7/1/20 @ 100	4,000	4,041
County of Miami-Dade Aviation Revenue
5.00%, 10/1/29, Pre-refunded 10/1/20 @ 100	525	535
5.00%, 10/1/29, Pre-refunded 10/1/20 @ 100	6,350	6,473
5.38%, 10/1/35, Pre-refunded 10/1/20 @ 100	18,330	18,768
5.38%, 10/1/35, Pre-refunded 10/1/20 @ 100	4,875	4,980
County of Miami-Dade Rickenbacker Causeway Revenue, 5.00%, 10/1/43, Continuously Callable @ 100	1,750	1,970
County of Miami-Dade Water & Sewer System Revenue
5.00%, 10/1/34, Pre-refunded 10/1/20 @ 100	3,950	4,027
Series B, 4.00%, 10/1/49, Continuously Callable @ 100	22,000	24,714
County of Polk Florida Utility System Revenue, 4.00%, 10/1/43, Continuously Callable @ 100	2,000	2,209
Escambia County Health Facilities Authority Revenue, 4.00%, 8/15/50, Continuously Callable @ 100	11,315	11,899
Florida Department of Children & Families Certificate of Participation, 5.00%, 10/1/25, Continuously Callable @ 100	5,675	5,692
Florida Higher Educational Facilities Financial Authority Revenue
5.00%, 3/1/44, Continuously Callable @ 100	4,280	4,780
4.00%, 10/1/44, Continuously Callable @ 100	1,400	1,464
5.00%, 3/1/49, Continuously Callable @ 100	1,250	1,384
4.00%, 10/1/49, Continuously Callable @ 100	1,150	1,193
Series A, 5.00%, 4/1/32, Continuously Callable @ 100	600	627
Series A, 5.25%, 4/1/42, Continuously Callable @ 100	1,500	1,597
Florida Municipal Loan Council Revenue (INS — Assured Guaranty Municipal Corp.), Series D, 5.25%, 10/1/33, Continuously Callable @ 100	2,500	2,638
Halifax Hospital Medical Center Revenue, 5.00%, 6/1/46, Continuously Callable @ 100	3,000	3,296
Lee County IDA Revenue
5.75%, 10/1/42, Continuously Callable @ 100	4,000	4,092
5.00%, 11/15/44, Continuously Callable @ 103	3,750	3,926
5.50%, 10/1/47, Continuously Callable @ 102	5,000	5,149
5.00%, 11/15/49, Continuously Callable @ 103	8,600	8,933
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/49, Continuously Callable @ 100	4,500	4,876
Miami-Dade County Expressway Authority Revenue
Series A, 5.00%, 7/1/39, Continuously Callable @ 100	5,000	5,630
Series A, 5.00%, 7/1/40, Continuously Callable @ 100	5,000	5,041
Miami-Dade County Health Facilities Authority Revenue, 4.00%, 8/1/47, Continuously Callable @ 100	2,000	2,136
Orange County Health Facilities Authority Revenue, Series B, 4.00%, 10/1/45, Continuously Callable @ 100	1,500	1,585

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Orlando-Orange County Expressway Authority Revenue Series A, 5.00%, 7/1/35, Pre-refunded 7/1/20 @ 100	$4,745	$4,787
Series A, 5.00%, 7/1/35, Pre-refunded 7/1/20 @ 100	1,255	1,265
Series C, 5.00%, 7/1/35, Pre-refunded 7/1/20 @ 100	2,000	2,018
Palm Beach County Health Facilities Authority Revenue
5.00%, 5/15/41, Continuously Callable @ 100	5,000	5,079
5.00%, 11/15/45, Continuously Callable @ 103	2,000	2,021
Palm Beach County Solid Waste Authority Revenue
5.00%, 10/1/31, Pre-refunded 10/1/21 @ 100	155	164
5.00%, 10/1/31, Continuously Callable @ 100	9,845	10,369
Pinellas County Educational Facilities Authority Revenue
5.00%, 10/1/27, Continuously Callable @ 100	1,000	1,085
5.25%, 10/1/30, Continuously Callable @ 100	1,000	1,088
6.00%, 10/1/41, Continuously Callable @ 100	3,650	3,866
Polk County IDA Revenue
5.00%, 1/1/49, Continuously Callable @ 103	1,000	957
5.00%, 1/1/55, Continuously Callable @ 103	1,000	943
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/48, Continuously Callable @ 103	1,835	1,912
Tampa Housing Authority Revenue, 4.85%, 7/1/36, Callable 5/1/20 @ 100	2,200	2,206
Tampa-Hillsborough County Expressway Authority Revenue, Series B, 5.00%, 7/1/42, Pre-refunded 7/1/22 @ 100	3,050	3,303
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @ 100	2,000	2,381
Volusia County Educational Facility Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/15/29, Pre-refunded 10/15/21 @ 100	2,350	2,491
		229,810
Georgia (1.2%):
Dahlonega Downtown Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/40, Pre-refunded 7/1/20 @ 100	4,000	4,038
Gainesville & Hall County Hospital Authority Revenue, 4.00%, 2/15/45, Continuously Callable @ 100	15,000	16,334
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/47, Continuously Callable @ 100	1,500	1,696
Main Street Natural Gas, Inc. Revenue, Series A, 5.00%, 5/15/49	3,000	3,522
Private Colleges & Universities Authority Revenue, Series A, 5.00%, 10/1/32, Continuously Callable @ 100	1,600	1,670
Thomasville Hospital Authority Revenue
5.25%, 11/1/35, Pre-refunded 11/2/20 @ 100	1,000	1,024
5.38%, 11/1/40, Pre-refunded 11/2/20 @ 100	1,250	1,281
		29,565
Idaho (0.1%):
Idaho Health Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/35, Pre-refunded 7/1/20 @ 100	1,500	1,514
Illinois (13.6%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.)
Series A, 5.00%, 12/1/37, Continuously Callable @ 100	1,530	1,809
Series A, 5.00%, 12/1/38, Continuously Callable @ 100	1,555	1,834
Series A, 5.00%, 12/1/39, Continuously Callable @ 100	1,400	1,645

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Chicago Board of Education, GO, Series H, 5.00%, 12/1/36, Continuously Callable @ 100	$5,000	$4,926
Chicago Midway International Airport Revenue
Series B, 5.00%, 1/1/41, Continuously Callable @ 100	2,500	2,749
Series B, 5.00%, 1/1/46, Continuously Callable @ 100	3,500	3,833
Chicago O'Hare International Airport Revenue
5.75%, 1/1/39, Continuously Callable @ 100	800	819
5.75%, 1/1/39, Pre-refunded 1/1/21 @ 100	4,200	4,348
5.75%, 1/1/43, Continuously Callable @ 100	5,000	5,488
Series C, 5.00%, 1/1/41, Continuously Callable @ 100	5,000	5,552
Chicago Park District, GO, Series A, 5.00%, 1/1/40, Continuously Callable @ 100	3,000	3,147
City of Chicago Special Assessment, 6.75%, 12/1/32, Continuously Callable @ 100	3,924	3,928
City of Chicago Wastewater Transmission Revenue
5.00%, 1/1/44, Continuously Callable @ 100	4,000	4,325
Series C, 5.00%, 1/1/39, Continuously Callable @ 100	3,000	3,356
City of Chicago Wastewater Transmission Revenue Bonds, Series A, 5.00%, 1/1/47, Continuously Callable @ 100	3,000	3,388
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @ 100	3,000	3,367
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/40, Continuously Callable @ 100	3,000	3,368
Cook County Community College District No. 508, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @ 100	9,500	11,048
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @ 100	7,750	9,058
County of Will, GO, 4.00%, 11/15/47, Continuously Callable @ 100	2,000	2,207
Illinois Finance Authority Revenue
3.90%, 3/1/30, Continuously Callable @ 100	14,000	15,158
5.50%, 4/1/32, Continuously Callable @ 100	7,065	7,067
4.00%, 2/1/33, Continuously Callable @ 100	6,000	6,381
5.00%, 5/15/37, Continuously Callable @ 100	700	714
4.00%, 3/1/38, Continuously Callable @ 100	2,000	2,231
4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	20	24
5.00%, 8/1/42, Continuously Callable @ 100	750	833
6.00%, 7/1/43, Continuously Callable @ 100	5,000	5,575
5.00%, 1/1/44, Continuously Callable @ 100	10,000	11,513
5.00%, 8/15/44, Continuously Callable @ 100	2,000	2,155
4.00%, 12/1/46, Continuously Callable @ 100	4,500	4,736
5.00%, 2/15/47, Continuously Callable @ 100	1,000	1,117
5.00%, 5/15/47, Continuously Callable @ 100	1,155	1,120
5.00%, 8/1/47, Continuously Callable @ 100	750	826
5.00%, 12/1/47, Continuously Callable @ 100	2,000	2,233
5.00%, 10/1/49, Continuously Callable @ 100	1,250	1,469
5.00%, 2/15/50, Continuously Callable @ 100	500	557
5.00%, 10/1/51, Continuously Callable @ 100	1,000	1,174
Series A, 6.00%, 10/1/32, Pre-refunded 4/1/21 @ 100	8,000	8,390
Series A, 4.00%, 7/1/38, Continuously Callable @ 100	5,000	5,387
Series A, 4.00%, 10/1/40, Continuously Callable @ 100	12,395	13,633
Series C, 4.00%, 2/15/41, Continuously Callable @ 100	10,495	11,350
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	485	570
Illinois State Toll Highway Authority Revenue, Series A, 4.00%, 1/1/44, Continuously Callable @ 100	4,000	4,394

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Northern Illinois Municipal Power Agency Revenue, Series A, 4.00%, 12/1/41, Continuously Callable @ 100	$9,000	$9,423
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/41, Continuously Callable @ 100 (j)	600	557
Railsplitter Tobacco Settlement Authority Revenue, 5.50%, 6/1/23, Pre-refunded 6/1/21 @ 100	10,000	10,531
Regional Transportation Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.75%, 6/1/20	23,980	24,150
Regional Transportation Authority Revenue (INS — National Public Finance Guarantee Corp.), 6.50%, 7/1/30 (k)	37,550	51,262
Sangamon County Water Reclamation District, GO
Series A, 4.00%, 1/1/49, Continuously Callable @ 100	15,000	16,309
Series A, 5.75%, 1/1/53, Continuously Callable @ 100	2,000	2,361
State of Illinois, GO, Series A, 5.00%, 10/1/33, Continuously Callable @ 100	2,000	2,056
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.)
4.00%, 2/1/31, Continuously Callable @ 100	1,000	971
4.00%, 2/1/32, Continuously Callable @ 100	1,000	965
Series A, 5.00%, 4/1/29, Continuously Callable @ 100	8,000	8,177
University of Illinois Revenue, Series A, 5.13%, 4/1/36, Continuously Callable @ 100	1,000	1,035
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/46, Continuously Callable @ 100	10,000	11,368
		327,967
Indiana (1.6%):
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.)
4.00%, 2/1/38, Continuously Callable @ 100	5,540	6,046
4.00%, 2/1/39, Continuously Callable @ 100	3,605	3,922
Indiana Finance Authority Revenue
5.00%, 2/1/40, Continuously Callable @ 100	1,495	1,649
5.00%, 10/1/44, Continuously Callable @ 100	4,000	4,152
5.00%, 11/15/53, Continuously Callable @ 103	6,000	6,235
Series A, 5.00%, 6/1/39, Continuously Callable @ 100	5,000	4,456
Series A, 5.50%, 4/1/46, Continuously Callable @ 100	5,000	5,117
Richmond Hospital Authority Revenue, 5.00%, 1/1/39, Continuously Callable @ 100	7,000	7,784
		39,361
Iowa (0.5%):
Iowa Finance Authority Revenue
5.00%, 5/15/41, Continuously Callable @ 100	6,235	6,333
2.88%, 5/15/49, Continuously Callable @ 100	1,500	1,458
Series B, 5.00%, 2/15/48, Continuously Callable @ 100	4,000	4,631
		12,422
Kansas (0.4%):
City of Coffeyville Electric System Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Continuously Callable @ 100 (e)	2,500	2,747
City of Lawrence Revenue, 5.00%, 7/1/48, Continuously Callable @ 100	5,000	5,764
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series A, 5.00%, 9/1/45, Continuously Callable @ 100	2,000	2,305
		10,816

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky (0.5%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @ 100	$1,000	$1,076
Kentucky Economic Development Finance Authority Revenue
5.00%, 5/15/46, Continuously Callable @ 100	5,500	4,785
Series B, 5.00%, 8/15/41, Continuously Callable @ 100	3,000	3,342
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.)
4.00%, 12/1/41, Continuously Callable @ 100	500	548
Series A, 5.00%, 12/1/45, Continuously Callable @ 100	2,000	2,325
		12,076
Louisiana (4.1%):
City of Shreveport Water & Sewer Revenue
5.00%, 12/1/40, Continuously Callable @ 100	1,000	1,151
Series B, 5.00%, 12/1/41, Continuously Callable @ 100	5,500	6,396
Series B, 4.00%, 12/1/49, Continuously Callable @ 100	1,000	1,096
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 12/1/41, Continuously Callable @ 100	2,100	2,467
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 12/1/37, Continuously Callable @ 100	1,100	1,215
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @ 100	7,000	7,930
Lafayette Public Trust Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.50%, 10/1/35, Pre-refunded 10/1/20 @ 100	2,500	2,553
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
3.50%, 11/1/32, Continuously Callable @ 100	6,250	6,622
Series A, 6.50%, 8/1/29, Continuously Callable @ 100	3,750	3,811
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.)
5.00%, 10/1/39, Continuously Callable @ 100	1,685	1,996
4.00%, 10/1/46, Continuously Callable @ 100	8,210	8,980
5.00%, 10/1/48, Continuously Callable @ 100	5,000	5,855
Louisiana Public Facilities Authority Revenue
4.00%, 5/15/41, Pre-refunded 5/15/26 @ 100	15	17
4.00%, 5/15/41, Continuously Callable @ 100	1,235	1,310
5.00%, 11/1/45, Continuously Callable @ 100	6,000	6,455
5.00%, 5/15/46, Continuously Callable @ 100	5,000	5,636
4.00%, 12/15/50, Continuously Callable @ 100	1,000	1,107
5.00%, 7/1/52, Continuously Callable @ 100	400	461
4.00%, 1/1/56, Continuously Callable @ 100	9,000	9,639
5.00%, 7/1/57, Continuously Callable @ 100	2,000	2,302
Louisiana Public Facilities Authority Revenue (INS — Build America Mutual Assurance Co.), 5.25%, 6/1/51, Continuously Callable @ 100	5,000	5,567
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (c)	6,750	6,978
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @ 100	6,000	6,868
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @ 100	1,500	1,596
		98,008

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maine (0.4%):
Maine Health & Higher Educational Facilities Authority Revenue, Series A, 4.00%, 7/1/46, Continuously Callable @ 100	$9,000	$9,007
Massachusetts (1.5%):
Massachusetts Development Finance Agency Revenue
5.00%, 4/15/40, Continuously Callable @ 100	1,000	1,071
5.00%, 7/1/44, Continuously Callable @ 100	3,000	3,326
5.00%, 7/1/46, Continuously Callable @ 100	1,000	1,090
5.00%, 7/1/47, Continuously Callable @ 100	2,280	2,350
Series A, 5.50%, 7/1/44, Continuously Callable @ 100	4,000	4,142
Series A, 4.00%, 10/1/46, Continuously Callable @ 100	3,370	3,212
Series A, 4.00%, 6/1/49, Continuously Callable @ 100	1,000	1,041
Series D, 5.00%, 7/1/44, Continuously Callable @ 100	3,000	3,225
Series E, 4.00%, 7/1/38, Continuously Callable @ 100	1,000	1,058
Series J2, 5.00%, 7/1/53, Continuously Callable @ 100	10,000	11,437
Massachusetts Health & Educational Facilities Authority Revenue
Series E, 5.00%, 7/15/32, Continuously Callable @ 100	3,500	3,452
Series E, 5.00%, 7/15/37, Continuously Callable @ 100	500	472
		35,876
Michigan (2.2%):
County of Genesee, GO, Series B, 4.00%, 2/1/41, Continuously Callable @ 100	2,000	2,155
County of Genesee, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 2/1/46, Continuously Callable @ 100	2,900	3,291
Downriver Utility Wastewater Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 4/1/43, Continuously Callable @ 100	2,500	2,978
Flint Hospital Building Authority Revenue, 4.00%, 7/1/38, Continuously Callable @ 100 (j)	2,500	2,580
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification and Loan Program)
5.00%, 5/1/45, Continuously Callable @ 100	6,000	7,134
5.00%, 5/1/48, Continuously Callable @ 100	3,000	3,563
Karegnondi Water Authority Revenue, 5.00%, 11/1/45, Continuously Callable @ 100	2,750	3,071
Lansing Board of Water & Light Revenue, Series A, 5.00%, 7/1/37, Pre-refunded 7/1/21 @ 100	4,500	4,717
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @ 100	4,000	4,602
Michigan Finance Authority Revenue
5.00%, 11/1/43, Continuously Callable @ 100	1,000	1,197
4.00%, 2/15/47, Continuously Callable @ 100	8,000	8,677
Series A, 4.00%, 11/15/50, Continuously Callable @ 100	3,000	3,217
Michigan State Building Authority Revenue, 4.00%, 4/15/54, Continuously Callable @ 100	2,000	2,233
Michigan Strategic Fund Revenue, 5.63%, 7/1/20	3,000	3,032
		52,447
Mississippi (0.1%):
County of Warren Revenue, 5.38%, 12/1/35, Continuously Callable @ 100	3,000	3,070
Missouri (2.5%):
Cape Girardeau County IDA Revenue
5.00%, 3/1/36, Continuously Callable @ 100	750	798
Series A, 6.00%, 3/1/33, Continuously Callable @ 103	2,340	2,609

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hannibal IDA Revenue, 5.00%, 10/1/47, Continuously Callable @ 100	$3,000	$3,290
Health & Educational Facilities Authority of the State of Missouri Revenue
5.00%, 5/15/40, Continuously Callable @ 103	5,510	5,552
5.00%, 2/1/42, Continuously Callable @ 104	3,500	3,539
4.00%, 2/1/48, Continuously Callable @ 100	10,000	8,356
Series A, 5.00%, 11/15/43, Continuously Callable @ 100	1,000	1,157
Series A, 4.00%, 2/15/54, Continuously Callable @ 100	2,500	2,673
Missouri Development Finance Board Revenue, 4.00%, 6/1/46, Continuously Callable @ 100	17,775	18,763
St. Louis County IDA Revenue
5.88%, 9/1/43, Continuously Callable @ 100	5,000	5,175
5.00%, 9/1/48, Continuously Callable @ 100	2,000	1,961
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/38, Continuously Callable @ 100	3,065	3,515
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @ 103	2,000	2,151
		59,539
Montana (0.2%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 3/1/23 @ 100 (d)	4,000	4,109
Nebraska (0.6%):
Central Plains Energy Project Revenue, Series A, 5.00%, 9/1/42	2,000	2,425
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @ 100	3,400	3,765
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue, 4.00%, 1/1/49, Continuously Callable @ 102	7,500	7,940
		14,130
Nevada (0.9%):
City of Carson City Revenue, 5.00%, 9/1/47, Continuously Callable @ 100	2,775	3,138
Las Vegas Convention & Visitors Authority Revenue
Series C, 4.00%, 7/1/41, Continuously Callable @ 100	4,400	4,676
Series C, 4.00%, 7/1/46, Continuously Callable @ 100	12,140	12,736
		20,550
New Jersey (4.7%):
New Jersey Economic Development Authority Revenue
6.31% (MUNIPSA+160bps), 3/1/28, Callable 3/1/23 @ 100 (b)	20,000	18,440
5.00%, 6/15/28, Continuously Callable @ 100	2,000	2,060
5.00%, 6/15/40, Continuously Callable @ 100	8,125	8,407
5.00%, 6/15/40, Pre-refunded 6/15/24 @ 100	1,875	2,183
4.00%, 11/1/44, Continuously Callable @ 100	3,000	2,884
4.00%, 6/15/49, Continuously Callable @ 100	4,000	3,833
Series A, 5.00%, 6/15/47, Continuously Callable @ 100	3,000	3,175
Series AAA, 5.00%, 6/15/41, Continuously Callable @ 100	4,000	4,209
Series B, 5.00%, 6/15/43, Continuously Callable @ 100	3,500	3,724
Series GG, 5.00%, 9/1/24, Continuously Callable @ 100	6,000	6,082
Series WW, 5.25%, 6/15/40, Continuously Callable @ 100	2,835	2,988
Series WW, 5.25%, 6/15/40, Pre-refunded 6/15/25 @ 100	165	200
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/42, Continuously Callable @ 100	1,200	1,400
New Jersey Educational Facilities Authority Revenue
Series B, 5.00%, 9/1/36, Continuously Callable @ 100	5,000	5,258
Series F, 5.00%, 7/1/47, Continuously Callable @ 100	3,000	3,336

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey Health Care Facilities Financing Authority Revenue
5.00%, 10/1/38, Continuously Callable @ 100	$2,250	$2,391
Series A, 5.63%, 7/1/32, Pre-refunded 7/1/21 @ 100	15,000	15,900
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 7/1/46, Continuously Callable @ 100	1,250	1,313
New Jersey Transportation Trust Fund Authority Revenue
5.25%, 6/15/43, Continuously Callable @ 100	4,000	4,330
Series A, 5.00%, 12/15/36, Continuously Callable @ 100	2,125	2,274
Series AA, 5.25%, 6/15/41, Continuously Callable @ 100	2,000	2,107
Series BB, 4.00%, 6/15/50, Continuously Callable @ 100	15,000	14,446
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @ 100	3,000	3,081
		114,021
New Mexico (0.4%):
City of Farmington Revenue, 5.90%, 6/1/40, Continuously Callable @ 100	5,000	5,017
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @ 102	5,750	5,679
		10,696
New York (1.9%):
Buffalo & Erie County Industrial Land Development Corp. Revenue, 5.38%, 10/1/41, Pre-refunded 4/1/21 @ 100	2,040	2,131
Metropolitan Transportation Authority Revenue, Series A, 11/15/32 (f)	5,000	3,500
New York Liberty Development Corp. Revenue
5.25%, 10/1/35	16,130	19,659
2.80%, 9/15/69, Continuously Callable @ 100	1,500	1,393
New York State Dormitory Authority Revenue
5.25%, 7/1/29, Continuously Callable @ 100	2,250	2,257
Series A, 4.00%, 9/1/50, Continuously Callable @ 100	3,000	3,119
New York State Thruway Authority Revenue, Series A, 5.00%, 1/1/51, Continuously Callable @ 100	2,000	2,237
Triborough Bridge & Tunnel Authority Revenue
Series A, 11/15/31 (f)	5,000	3,752
Series A, 11/15/32 (f)	3,000	2,170
Series B, 11/15/32 (f)	2,500	1,790
Troy Capital Resource Corp. Revenue, Series A, 5.00%, 9/1/30, Continuously Callable @ 100	2,000	2,030
TSASC, Inc. Revenue Bonds, Series A, 5.00%, 6/1/41, Continuously Callable @ 100	1,000	1,047
		45,085
North Carolina (0.5%):
North Carolina Capital Facilities Finance Agency Revenue, 4.63%, 11/1/40, Continuously Callable @ 100	10,000	10,162
North Carolina Medical Care Commission Revenue, 5.00%, 1/1/49, Continuously Callable @ 104	2,725	2,816
		12,978

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
North Dakota (0.7%):
City of Fargo Revenue, 6.25%, 11/1/31, Continuously Callable @ 100	$4,685	$4,996
County of McLean Revenue, Series A, 4.88%, 7/1/26, Continuously Callable @ 100	2,500	2,520
County of Ward Revenue, Series C, 5.00%, 6/1/53, Continuously Callable @ 100	7,500	8,223
		15,739
Ohio (2.0%):
City of Centerville Revenue, 5.25%, 11/1/47, Continuously Callable @ 100	2,700	2,717
City of Cleveland Airport System Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 1/1/31, Pre-refunded 1/1/22 @ 100	1,000	1,071
County of Cuyahoga Revenue, 4.75%, 2/15/47, Continuously Callable @ 100	9,000	9,344
County of Hamilton Revenue, 5.00%, 1/1/51, Continuously Callable @ 100	2,500	2,349
County of Lake Revenue, 5.63%, 8/15/29, Continuously Callable @ 100	320	321
County of Lucas Revenue, 5.25%, 11/15/48, Continuously Callable @ 100	6,000	6,581
County of Montgomery Revenue
4.00%, 11/15/42, Continuously Callable @ 100	2,000	2,098
4.00%, 11/15/45, Continuously Callable @ 100	2,000	2,074
County of Ross Revenue
5.00%, 12/1/44, Continuously Callable @ 100	3,100	3,625
5.00%, 12/1/49, Continuously Callable @ 100	6,000	6,983
Ohio Air Quality Development Authority Revenue, 8/1/30 (a) (l)	6,000	—	(m)
Ohio Higher Educational Facility Commission Revenue, 5.25%, 1/1/48, Continuously Callable @ 104	1,000	906
Ohio Turnpike & Infrastructure Commission Revenue, 5.25%, 2/15/33, Continuously Callable @ 100	2,000	2,205
State of Ohio Revenue, Series A, 4.00%, 1/15/50, Continuously Callable @ 100	7,000	7,308
		47,582
Oklahoma (1.0%):
Comanche County Hospital Authority Revenue, Series A, 5.00%, 7/1/32, Continuously Callable @ 100	4,200	4,264
Norman Regional Hospital Authority Revenue, 4.00%, 9/1/45, Continuously Callable @ 100	3,000	2,724
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @ 100	4,250	4,774
Oklahoma Municipal Power Authority Revenue, Series A, 4.00%, 1/1/47, Continuously Callable @ 100	10,000	10,681
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/45, Continuously Callable @ 102	2,000	2,017
		24,460
Oregon (0.2%):
City of Keizer Special Assessment, 5.20%, 6/1/31, Continuously Callable @ 100	925	928
Deschutes County Hospital Facilities Authority Revenue, 4.00%, 1/1/46, Continuously Callable @ 100	2,000	2,112
Salem Hospital Facility Authority Revenue, 5.00%, 5/15/48, Continuously Callable @ 102	1,000	1,042
Yamhill County Hospital Authority Revenue, 5.00%, 11/15/51, Continuously Callable @ 102	1,180	1,121
		5,203

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania (8.1%):
Allegheny County Higher Education Building Authority Revenue, Series A, 5.50%, 3/1/31, Pre-refunded 3/1/21 @ 100	$750	$780
Allegheny County Hospital Development Authority Revenue, 5.00%, 4/1/47, Continuously Callable @ 100	6,500	7,246
Allegheny County Sanitary Authority Revenue, 5.00%, 6/1/43, Continuously Callable @ 100	3,170	3,823
Allegheny County Sanitary Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/40, Continuously Callable @ 100	4,000	4,092
Allentown Commercial & IDA Revenue, 6.25%, 7/1/47, Continuously Callable @ 100 (e)	5,000	4,664
Altoona Area School District, GO (INS — Build America Mutual Assurance Co.)
5.00%, 12/1/45, Continuously Callable @ 100	1,000	1,143
5.00%, 12/1/48, Continuously Callable @ 100	300	341
Armstrong School District, GO
Series A, 4.00%, 3/15/38, Continuously Callable @ 100	1,000	1,137
Series A, 4.00%, 3/15/41, Continuously Callable @ 100	2,250	2,544
Berks County IDA Revenue
5.00%, 5/15/48, Continuously Callable @ 102	1,000	1,038
5.00%, 11/1/50, Continuously Callable @ 100	8,500	9,281
Bucks County IDA Revenue, 4.00%, 8/15/50, Continuously Callable @ 100	3,000	3,197
Canon Mcmillan School District, GO
4.00%, 6/1/48, Continuously Callable @ 100	4,605	5,015
4.00%, 6/1/50, Continuously Callable @ 100	6,065	6,594
Chester County IDA Revenue, Series A, 5.25%, 10/15/47, Continuously Callable @ 100	3,250	3,146
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @ 100	500	591
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @ 100	1,000	1,171
County of Lehigh Revenue, 4.00%, 7/1/49, Continuously Callable @ 100	15,000	15,879
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/47, Continuously Callable @ 100	5,000	5,875
Erie Parking Authority Revenue (INS — Assured Guaranty Municipal Corp.)
5.13%, 9/1/32, Pre-refunded 9/1/20 @ 100	480	488
5.13%, 9/1/32, Continuously Callable @ 100	1,390	1,410
5.20%, 9/1/35, Pre-refunded 9/1/20 @ 100	595	605
5.20%, 9/1/35, Continuously Callable @ 100	1,700	1,725
Montgomery County Higher Education & Health Authority Revenue
4.00%, 9/1/49, Continuously Callable @ 100	2,500	2,607
4.00%, 9/1/51, Continuously Callable @ 100	3,500	3,649
Montgomery County IDA Revenue
5.00%, 12/1/44, Continuously Callable @ 103	1,000	1,113
5.00%, 12/1/48, Continuously Callable @ 102	2,000	2,078
5.00%, 12/1/49, Continuously Callable @ 103	1,000	1,101
Northampton County General Purpose Authority Revenue
4.00%, 8/15/40, Continuously Callable @ 100	4,000	4,259
5.00%, 8/15/48, Continuously Callable @ 100	2,440	2,794
Northeastern Pennsylvania Hospital & Education Authority Revenue
5.00%, 5/1/44, Continuously Callable @ 100	1,000	1,172
5.00%, 5/1/49, Continuously Callable @ 100	1,350	1,573
See notes to financial statements.

23

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania Economic Development Financing Authority Revenue, 4.00%, 10/1/23, Continuously Callable @ 100	$7,000	$7,090
Pennsylvania Higher Educational Facilities Authority Revenue
Series A, 5.25%, 7/15/33, Continuously Callable @ 100	1,970	2,182
Series A, 5.50%, 7/15/38, Continuously Callable @ 100	2,750	3,047
Pennsylvania Turnpike Commission Revenue
5.00%, 12/1/37, Continuously Callable @ 100	1,000	1,183
Series A, 4.00%, 12/1/49, Continuously Callable @ 100	5,000	5,409
Series A-1, 5.00%, 12/1/46, Continuously Callable @ 100	3,000	3,365
Series A-1, 5.00%, 12/1/47, Continuously Callable @ 100	4,000	4,631
Series A-2, 5.00%, 12/1/33, Continuously Callable @ 100 (d)	1,250	1,521
Series B, 5.00%, 6/1/39, Continuously Callable @ 100	8,000	9,226
Series B, 5.00%, 12/1/43, Continuously Callable @ 100	5,000	5,926
Series B, 5.25%, 12/1/44, Continuously Callable @ 100	10,000	11,323
Series B-1, 5.00%, 6/1/42, Continuously Callable @ 100	4,000	4,626
Philadelphia School District General Obligation Bonds, Series A, 5.00%, 9/1/44, Continuously Callable @ 100	10,000	11,871
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/44, Continuously Callable @ 100	5,000	6,137
Reading School District, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 4/1/44, Continuously Callable @ 100	1,055	1,184
School District of Philadelphia, GO
Series B, 5.00%, 9/1/43, Continuously Callable @ 100	2,500	2,931
Series F, 5.00%, 9/1/37, Continuously Callable @ 100	1,000	1,161
Series F, 5.00%, 9/1/38, Continuously Callable @ 100	2,000	2,316
Scranton School District, GO (INS — Build America Mutual Assurance Co.), Series E, 4.00%, 12/1/37, Continuously Callable @ 100	1,025	1,148
Washington County IDA Revenue, 5.00%, 11/1/36, Pre-refunded 5/1/20 @ 100	3,200	3,210
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.) 4.00%, 4/15/49, Continuously Callable @ 100	750	837
5.00%, 4/15/59, Continuously Callable @ 100	3,000	3,579
		196,034
Puerto Rico (0.1%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority Revenue, 5.38%, 4/1/42, Continuously Callable @ 100	2,000	1,822
Rhode Island (0.1%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @ 100	2,000	2,302
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @ 100	180	181
		2,483
South Carolina (0.5%):
City of Rock Hill Combined Utility System Revenue, Series A, 4.00%, 1/1/49, Continuously Callable @ 100	2,500	2,789
South Carolina Jobs-Economic Development Authority Revenue
5.00%, 4/1/54, Continuously Callable @ 103	1,000	944
4.00%, 4/1/54, Continuously Callable @ 103	1,165	925
South Carolina Public Service Authority Revenue, Series E, 5.25%, 12/1/55, Continuously Callable @ 100	7,000	7,621
		12,279

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Dakota (0.2%):
Educational Enhancement Funding Corp. Revenue, Series B, 5.00%, 6/1/27, Continuously Callable @ 100	$500	$548
South Dakota Health & Educational Facilities Authority Revenue, Series A, 5.00%, 7/1/42, Pre-refunded 7/1/21 @ 100	4,000	4,187
		4,735
Tennessee (0.5%):
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/44, Continuously Callable @ 100	2,000	2,228
Johnson City Health & Educational Facilities Board Revenue, 5.00%, 8/15/42, Continuously Callable @ 100	2,000	2,110
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue
5.00%, 10/1/45, Continuously Callable @ 100	1,500	1,681
5.00%, 7/1/46, Continuously Callable @ 100	4,000	4,374
Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/54, Continuously Callable @ 100	2,000	2,207
		12,600
Texas (17.7%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund)
4.00%, 8/15/43, Continuously Callable @ 100	10,000	11,128
4.00%, 8/15/44, Continuously Callable @ 100	2,170	2,466
Series A, 5.00%, 2/15/41, Continuously Callable @ 100	3,000	3,394
Series A, 5.00%, 12/1/53, Continuously Callable @ 100	7,200	7,993
Bexar County Health Facilities Development Corp. Revenue
5.00%, 7/15/42, Continuously Callable @ 105	600	636
4.00%, 7/15/45, Continuously Callable @ 100	8,450	7,697
Central Texas Regional Mobility Authority Revenue
5.75%, 1/1/31, Pre-refunded 1/1/21 @ 100	6,000	6,197
4.00%, 1/1/41, Continuously Callable @ 100	5,000	5,043
5.00%, 1/1/42, Continuously Callable @ 100	2,500	2,581
Series A, 5.00%, 1/1/45, Continuously Callable @ 100	3,500	3,747
Central Texas Turnpike System Revenue
Series A, 5.00%, 8/15/41, Pre-refunded 8/15/22 @ 100	3,850	4,199
Series C, 5.00%, 8/15/42, Continuously Callable @ 100	6,500	6,847
Central Texas Turnpike System Revenue (INS — AMBAC Assurance Corp.), Series A, 8/15/30 (f)	18,530	14,780
City of Arlington Special Tax (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @ 100	7,500	8,987
City of Corpus Christi Utility System Revenue, 4.00%, 7/15/39, Continuously Callable @ 100	5,900	6,473
City of Houston Hotel Occupancy Tax & Special Revenue, 5.00%, 9/1/40, Continuously Callable @ 100	3,715	4,017
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @ 100	700	766
Clifton Higher Education Finance Corp. Revenue
6.00%, 8/15/33, Continuously Callable @ 100	1,000	1,132
6.00%, 8/15/43, Continuously Callable @ 100	2,750	3,108

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund)
5.00%, 8/15/39, Continuously Callable @ 100	$4,250	$4,724
4.00%, 8/15/44, Continuously Callable @ 100	11,000	11,889
5.00%, 8/15/48, Continuously Callable @ 100	10,000	11,466
County of Bexar Revenue
4.00%, 8/15/44, Continuously Callable @ 100	500	579
4.00%, 8/15/49, Continuously Callable @ 100	1,700	1,966
Dallas/Fort Worth International Airport Revenue, Series G, 5.00%, 11/1/34, Continuously Callable @ 100	4,000	4,078
Del Mar College District, GO, Series A, 5.00%, 8/15/48, Continuously Callable @ 100	6,500	7,409
Everman Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 2/15/50, Continuously Callable @ 100	4,500	5,096
Grand Parkway Transportation Corp. Revenue, 4.00%, 10/1/49, Continuously Callable @ 100	2,000	2,202
Harris County Cultural Education Facilities Finance Corp. Revenue, 5.00%, 6/1/38, Continuously Callable @ 100	6,100	6,466
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @ 100	15,000	16,027
Houston Higher Education Finance Corp. Revenue, Series A, 5.00%, 9/1/42, Continuously Callable @ 100	10,000	10,722
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @ 100	6,000	6,568
Kerrville Health Facilities Development Corp. Revenue, 5.00%, 8/15/35, Continuously Callable @ 100	1,900	2,145
Laredo Community College District Revenue (INS — Assured Guaranty Municipal Corp.), 5.25%, 8/1/35, Pre-refunded 8/1/20 @ 100	3,000	3,041
Matagorda County Navigation District No. 1 Revenue
4.00%, 6/1/30, Continuously Callable @ 100	6,000	6,318
4.00%, 6/1/30, Continuously Callable @ 100	9,615	10,235
Midlothian Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/47, Continuously Callable @ 100	15,000	17,731
New Hope Cultural Education Facilities Finance Corp. Revenue
5.00%, 4/1/48, Continuously Callable @ 100	1,250	1,083
Series A, 5.00%, 7/1/47, Continuously Callable @ 100	6,000	5,524
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds
5.00%, 7/1/47, Continuously Callable @ 102	1,000	730
5.00%, 7/1/47, Continuously Callable @ 102	1,000	852
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/48, Continuously Callable @ 100	1,000	1,135
North Fort Bend Water Authority Revenue, 5.00%, 12/15/36, Continuously Callable @ 100	5,000	5,269
North Texas Tollway Authority Revenue
5.00%, 1/1/48, Continuously Callable @ 100	2,000	2,297
5.00%, 1/1/50, Continuously Callable @ 100	1,750	2,009
Series B, 9/1/37, Pre-refunded 9/1/31 @ 64.1040 (f)	3,000	1,525
Series B, 5.00%, 1/1/45, Continuously Callable @ 100	5,000	5,573
North Texas Tollway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 1/1/48, Continuously Callable @ 100	5,000	5,673

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Port of Port Arthur Navigation District Revenue
7.50%, 11/1/40, Continuously Callable @ 100 (d) (k)	$32,000	$32,000
Series C, 1.54%, 4/1/40, Continuously Callable @ 100 (d)	26,560	26,560
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @ 100	7,000	8,308
Prosper Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @ 100	15,000	18,132
Red River Education Finance Corp. Revenue
4.00%, 6/1/41, Continuously Callable @ 100	2,000	2,075
5.50%, 10/1/46, Continuously Callable @ 100	3,000	3,330
Tarrant County Cultural Education Facilities Finance Corp. Revenue
5.63%, 11/15/27, Continuously Callable @ 100 (n)	6,315	3,452
5.75%, 11/15/37, Continuously Callable @ 100 (n)	4,000	2,186
5.00%, 11/15/46, Continuously Callable @ 100	1,000	1,128
6.75%, 11/15/47, Continuously Callable @ 100	2,500	2,672
6.75%, 11/15/52, Continuously Callable @ 100	4,000	4,256
Series A, 5.00%, 11/15/45, Continuously Callable @ 100	4,500	3,718
Series B, 5.00%, 11/15/36, Continuously Callable @ 100	3,600	3,162
Series B, 5.00%, 11/15/46, Continuously Callable @ 100	7,000	7,791
Series B, 5.00%, 7/1/48, Continuously Callable @ 100	10,000	11,199
Texas Transportation Commission Revenue, 5.00%, 8/1/57, Continuously Callable @ 100	5,000	5,559
Uptown Development Authority Tax Allocation
5.00%, 9/1/37, Continuously Callable @ 100	4,365	4,874
5.00%, 9/1/40, Continuously Callable @ 100	2,490	2,751
Series A, 5.00%, 9/1/39, Continuously Callable @ 100	1,645	1,841
West Harris County Regional Water Authority Revenue
4.00%, 12/15/45, Continuously Callable @ 100	1,600	1,821
4.00%, 12/15/49, Continuously Callable @ 100	3,945	4,443
Wood County Central Hospital District Revenue, 6.00%, 11/1/41, Pre-refunded 11/1/21 @ 100	4,770	5,141
Ysleta Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 8/15/52, Continuously Callable @ 100	5,000	5,762
		423,684
Vermont (0.1%):
Vermont Educational & Health Buildings Financing Agency Revenue, 5.00%, 10/15/46, Continuously Callable @ 100	3,000	3,348
Virginia (2.0%):
Alexandria IDA Revenue, 5.00%, 10/1/50, Continuously Callable @ 100	5,000	5,127
Longwood University Student Housing Project (LIQ — Deutsche Bank A.G.), Series DBE-8039, 3.95%, 1/1/57, Callable 1/1/23 @ 100 (d) (e)	23,400	23,400
Lewistown Commerce Center Community Development Authority Tax Allocation
3.63%, 3/1/44, Continuously Callable @ 103	3,575	2,723
6.05%, 3/1/44, Continuously Callable @ 103	1,695	1,281
Series C, 6.05%, 3/1/54, Continuously Callable @ 100	5,697	1,037
Virginia College Building Authority Revenue
5.00%, 6/1/26, Continuously Callable @ 100	11,280	10,321
5.00%, 6/1/29, Continuously Callable @ 100	5,000	4,408
		48,297

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Washington (1.0%):
King County Public Hospital District No. 1, GO, 5.00%, 12/1/43, Continuously Callable @ 100	$9,000	$10,345
King County Public Hospital District No. 2, GO, Series A, 4.00%, 12/1/45, Continuously Callable @ 100	4,000	4,374
Washington Health Care Facilities Authority Revenue, 4.00%, 7/1/42, Continuously Callable @ 100	5,500	5,948
Washington State Housing Finance Commission Revenue, 5.00%, 1/1/43, Continuously Callable @ 102 (e)	3,055	3,188
		23,855
West Virginia (0.2%):
West Virginia Economic Development Authority Revenue, Series A, 5.38%, 12/1/38, Continuously Callable @ 100	2,000	2,028
West Virginia Hospital Finance Authority Revenue, 5.00%, 1/1/43, Continuously Callable @ 100	2,000	2,251
		4,279
Wisconsin (2.2%):
City of Kaukauna Electric System Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/15/35, Pre-refunded 12/15/22 @ 100	7,800	8,579
Public Finance Authority Revenue
5.25%, 5/15/42, Continuously Callable @ 102 (e)	2,200	2,260
5.00%, 7/1/44, Continuously Callable @ 100	6,000	6,923
5.00%, 11/15/44, Continuously Callable @ 103	1,460	1,522
5.00%, 7/1/47, Continuously Callable @ 100	1,000	1,037
5.00%, 6/15/49, Continuously Callable @ 100 (e)	520	474
5.00%, 6/15/49, Continuously Callable @ 100	1,480	1,594
5.00%, 11/15/49, Continuously Callable @ 103	1,400	1,463
5.00%, 7/1/52, Continuously Callable @ 100	1,000	1,034
5.00%, 6/15/53, Continuously Callable @ 100	1,000	1,068
5.00%, 6/15/54, Continuously Callable @ 100 (e)	455	411
Series A, 5.25%, 10/1/43, Continuously Callable @ 100	3,090	3,503
Series A, 4.00%, 10/1/49, Continuously Callable @ 100	11,000	11,868
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.)
5.00%, 7/1/54, Continuously Callable @ 100	1,285	1,489
5.00%, 7/1/58, Continuously Callable @ 100	1,500	1,735
Wisconsin Health & Educational Facilities Authority Revenue
5.00%, 7/1/49, Continuously Callable @ 100	1,000	1,118
5.00%, 3/15/50, Continuously Callable @ 100	1,175	1,369
Series A, 5.00%, 9/15/50, Continuously Callable @ 100	5,000	4,782
Series B, 5.00%, 9/15/45, Continuously Callable @ 100	1,000	963
		53,192
Total Municipal Bonds (Cost $2,340,323)		2,388,159
Total Investments (Cost $2,345,134) — 99.2%		2,390,613
Other assets in excess of liabilities — 0.8%		20,409
NET ASSETS — 100.00%		$2,411,022

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(a)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, illiquid securities were 0.1% of the Fund's net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2020.

(c)  Put Bond.

(d)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, the fair value of these securities was $46,000 (thousands) and amounted to 1.9% of net assets.

(f)  Zero-coupon bond.

(g)  Stepped-coupon security converts to coupon form on 08/01/24 with a rate of 5.95%.

(h)  Stepped-coupon security converts to coupon form on 08/01/24 with a rate of 6.05%.

(i)  Up to 2.05% of the coupon may be paid in kind.

(j)  Security purchased on a when-issued basis.

(k)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(l)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of March 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(m)  Rounds to less than $1 thousand.

(n)  Security is in default.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

GO — General Obligation

IDA — Industrial Development Authority

MUNIPSA — Municipal Swap Index

PIK — Payment in-kind

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Long-Term Fund
Assets:
Investments, at value (Cost $2,345,134)	$2,390,613
Receivables:
Interest and dividends	29,278
Capital shares issued	329
Investments sold	2,580
From adviser	2
Prepaid expenses	11
Total assets	2,422,813
Liabilities:
Payables:
Distributions	1,233
Payable to custodian	486
Investments purchased	6,076
Capital shares redeemed	2,980
Accrued expenses and other payables:
Investment advisory fees	584
Administration fees	313
Transfer agent fees	42
Compliance fees	1
Trustees' fees	2
12b-1 fees	1
Other accrued expenses	73
Total liabilities	11,791
Net Assets:
Capital	2,427,151
Total distributable earnings/(loss)	(16,129)
Net assets	$2,411,022
Net Assets
Fund Shares	$2,403,342
Adviser Shares	7,680
Total	$2,411,022
Shares (unlimited number of shares authorized with no par value):
Fund Shares	181,886
Adviser Shares	582
Total	182,468
Net asset value, offering and redemption price per share: (a)
Fund Shares	$13.21
Adviser Shares	$13.19

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

30

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA Tax Exempt Long-Term Fund
Investment Income:
Interest	$94,997
Total income	94,997
Expenses:
Investment advisory fees	6,935
Professional fees	9
Administration fees — Fund Shares	3,703
Administration fees — Adviser Shares	12
Sub-Administration fees	19
12b-1 fees — Adviser Shares	20
Custodian fees	131
Transfer agent fees — Fund Shares	681
Transfer agent fees — Adviser Shares	2
Trustees' fees	44
Compliance fees	11
Legal and audit fees	82
State registration and filing fees	67
Interest expense on interfund lending	1
Other expenses	132
Total expenses	11,849
Expenses waived/reimbursed by Adviser	(14)
Expenses waived/reimbursed by AMCO	(10)
Net expenses	11,825
Net Investment Income (Loss)	83,172
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities transactions	(937)
Net change in unrealized appreciation/depreciation on investment securities	(16,375)
Net realized/unrealized gains (losses) on investments	(17,312)
Change in net assets resulting from operations	$65,860

See notes to financial statements.

31

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Long-Term Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$83,172	$86,740
Net realized gains (losses) from investments	(937)	(5,644)
Net change in unrealized appreciation/depreciation on investments	(16,375)	19,735
Change in net assets resulting from operations	65,860	100,831
Distributions to Shareholders:
Fund Shares	(82,112)	(87,489)
Adviser Shares	(249)	(278)
Change in net assets resulting from distributions to shareholders	(82,361)	(87,767)
Change in net assets resulting from capital transactions	56,959	(10,032)
Change in net assets	40,458	3,032
Net Assets:
Beginning of period	2,370,564	2,367,532
End of period	$2,411,022	$2,370,564
Capital Transactions:
Fund Shares
Proceeds from shares issued	$291,358	$189,996
Distributions reinvested	66,585	69,306
Cost of shares redeemed	(300,957)	(268,474)
Total Fund Shares	$56,986	$(9,172)
Adviser Shares
Proceeds from shares issued	$325	$593
Distributions reinvested	69	77
Cost of shares redeemed	(421)	(1,530)
Total Adviser Shares	$(27)	$(860)
Change in net assets resulting from capital transactions	$56,959	$(10,032)
Share Transactions:
Fund Shares
Issued	21,540	14,499
Reinvested	4,911	5,289
Redeemed	(22,454)	(20,520)
Total Fund Shares	3,997	(732)
Adviser Shares
Issued	23	45
Reinvested	5	6
Redeemed	(30)	(118)
Total Adviser Shares	(2)	(67)
Change in Shares	3,995	(799)

See notes to financial statements.

32

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33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Long-Term Fund
Fund Shares
Year Ended March 31, 2020	$13.28	0.45	(c)	(0.07)	0.38	(0.45)	(0.45)
Year Ended March 31, 2019	$13.21	0.49		0.07	0.56	(0.49)	(0.49)
Year Ended March 31, 2018	$13.25	0.51		(0.03)	0.48	(0.52)	(0.52)
Year Ended March 31, 2017	$13.73	0.54		(0.48)	0.06	(0.54)	(0.54)
Year Ended March 31, 2016	$13.78	0.58		(0.05)	0.53	(0.58)	(0.58)
Adviser Shares
Year Ended March 31, 2020	$13.26	0.43	(c)	(0.08)	0.35	(0.42)	(0.42)
Year Ended March 31, 2019	$13.19	0.46		0.08	0.54	(0.47)	(0.47)
Year Ended March 31, 2018	$13.23	0.48		(0.04)	0.44	(0.48)	(0.48)
Year Ended March 31, 2017	$13.71	0.49		(0.48)	0.01	(0.49)	(0.49)
Year Ended March 31, 2016	$13.76	0.54		(0.05)	0.49	(0.54)	(0.54)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal years ended 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Prior to August 1, 2017, AMCO voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.80% of their annual average daily net assets.

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Tax Exempt Long-Term Fund
Fund Shares
Year Ended March 31, 2020	$13.21	2.74%	0.48%		3.36%	0.48%	$2,403,342	24%
Year Ended March 31, 2019	$13.28	4.39%	0.48%		3.73%	0.48%	$2,362,819	13%
Year Ended March 31, 2018	$13.21	3.62%	0.47%		3.83%	0.47%	$2,358,955	14%
Year Ended March 31, 2017	$13.25	0.41%	0.48%		3.97%	0.48%	$2,343,165	15%
Year Ended March 31, 2016	$13.73	3.94%	0.51%		4.23%	0.51%	$2,421,551	6%
Adviser Shares
Year Ended March 31, 2020	$13.19	2.53%	0.70%		3.15%	1.01%	$7,680	24%
Year Ended March 31, 2019	$13.26	4.16%	0.70%		3.51%	0.94%	$7,745	13%
Year Ended March 31, 2018	$13.19	3.36%	0.74	%(d)	3.57%	0.92%	$8,577	14%
Year Ended March 31, 2017	$13.23	0.07%	0.80%		3.64%	0.87%	$10,976	15%
Year Ended March 31, 2016	$13.71	3.65%	0.80%		3.94%	0.90%	$11,249	6%

See notes to financial statements.

35

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Long-Term Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$2,454	$—	$—		$2,454
Municipal Bonds	—	2,388,159	—	(a)	2,388,159
Total	$2,454	$2,388,159	$—		$2,390,613

(a)  Amount is less than $1 thousand.

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, distribution and service 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$8,900	$72,340	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$641,343	$574,960

There were no purchases and sales of U.S. government securities during the year ended March 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, was $5,262 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. The amount incurred and paid to AMCO from April 1, 2019 through June 30, 2019, was $1,673 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds Index. The Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of funds within the Lipper General & Insured Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2019 through June 30, 2019, the performance adjustment for the Adviser Shares was $1 thousand and represented 0.01% of net assets. The Fund Shares did not incur any performance adjustment. Performance adjustments are reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from July 1, 2019 through March 31, 2020, are $2,809 and $9 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from April 1, 2019 through June 30, 2019, were $894 and $3 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $516 and $1 thousand for the Fund Shares and Adviser Shares, respectively. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $165 and $1 thousand for the Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through March 31, 2020, are $15 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from April 1, 2019 through June 30, 2019, are $5 thousand and reflected on the Statement of Operations as 12b-1 fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through March 31, 2020, the expense limit (excluding voluntary waivers) is 0.48% and 0.70% for the Fund Shares and Adviser Shares, respectively.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 03/31/2023
$14

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.70% of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period April 1, 2019 through June 30, 2019, amounts reimbursed by the Adviser Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $5 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended March 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$7,330	4	0.94%	$12,806

*  For the year ended March 31, 2020, based on the number of days borrowings were outstanding.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020		Year Ended March 31, 2019
Distributions paid from		Distributions paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$82,361	$82,361	$87,767	$87,767

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$10,911	$(6,866)	$(61,549)	$41,375	$(16,129)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

At March 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$12,400	$49,149	$61,549

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,349,238	$122,785	$(81,410)	$41,375

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

8. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

9. Subsequent Events:

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change is expected to be effective in late June 2020 ("Redesignation Date").

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the net asset value per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 12 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Long-Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Long-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

47

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
Fund Shares	$1,000.00	$987.30	$1,022.60	$2.38	$2.43	0.48%
Adviser Shares	1,000.00	986.30	1,021.50	3.48	3.54	0.70%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

48

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

49

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

50

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

51

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

52

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

53

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

54

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020:

Tax Exempt Income Amount*
100.00%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

55

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

40858-0520

MARCH 31, 2020

Annual Report

USAA Tax Exempt Money Market Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)	32
Expense Example	32
Proxy Voting and Portfolio Holdings Information	32
Trustees' and Officers' Information	33
Additional Federal Income Tax Information	39
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

2

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund

Manager's Commentary

(Unaudited)

Cody Perkins, CFA

Andrew Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

When the reporting period began, the target federal funds ("fed funds") rate was at a range of between 2.25% and 2.50%, with most U.S. Federal Reserve (the "Fed") officials signaling no interest rate changes during the 2019 calendar year. However, due to intensifying U.S.-China trade tensions and global economic weakness, the Fed cut short-term interest rates three times in the second half of calendar year 2019 (to a range of 1.50%-1.75%). At the beginning of 2020, Fed policymakers maintained their monetary policy stance — holding short-term interest rates steady — and said that they were evaluating the economic impact of their three 2019 rate cuts. In February, as the emergence of a novel coronavirus ("COVID-19") raised concerns about a global economic slowdown, Fed Chair Jerome Powell said the U.S. central bank would "act as appropriate" to support the U.S. economy. In March, amid rising recession risks, the Fed implemented an emergency 0.50% cut to the fed funds rate. Just two weeks later, as the pandemic spread and major parts of the U.S. economy shut down, Fed officials made another emergency rate cut, slashing the fed funds rate by 1% to a range between 0% and 0.25%. The Fed also said it would keep the rate at that level "until it is confident that the economy has weathered recent events and is on track" to achieve its goals of stable prices and strong employment.

Interest rates on tax exempt money market securities fluctuated throughout the reporting period due to market dynamics and Fed actions. At the beginning of the reporting period, the SIFMA Municipal Swap Index, the index of seven-day variable rate demand notes ("VRDNs"), was 1.50%. The low for the period was 0.80% on January 15, 2020, due to seasonal inflows at the beginning of the calendar year. The high of the period, at 5.20%, came on March 18, as many money market and tax exempt mutual funds had to sell large amounts of VRDNs to meet investor redemptions. The SIFMA Municipal Swap Index closed the reporting period at 4.71%. (Note that on April 1, 2020, the index dropped to 1.83%).

•  How did the USAA Tax Exempt Money Market Fund (the "Fund") perform during the reporting period?

For the reporting period ended March 31, 2020, the Fund had a return of 1.05%, compared to an average return of 1.08% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

4

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund (continued)

•  What were your strategies in this environment?

We continued to focus on our two primary goals: preservation of capital and liquidity. The Fund invests the majority of its assets in VRDNs, which generally have interest rates that adjust daily/weekly to the market. The VRDNs owned by the Fund continued to provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days or less notice. They also offer the Fund a degree of safety as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

As always, we continued to work with our in-house team of analysts to help us identify attractive opportunities for the portfolio. They also continue to analyze and monitor every holding in the Fund.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

INCEPTION DATE	2/6/84
Net Asset Value
One Year	1.05%
Five Year	0.57%
Ten Year	0.30%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Money Market Fund — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund (continued)

■ 7-DAY YIELD COMPARISON ■

Data represents the last Monday of each month. Ending 3/30/2020.

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

7

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	March 31, 2020

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax and has a further objective of preserving capital and maintaining liquidity.

Top 10 Industries

March 31, 2020

(% of Net Assets)

Electric Utilities	15.7%
Education	8.5%
Hospital	8.1%
Steel	7.7%
General Obligation	7.1%
Oil & Gas Refining & Marketing	4.7%
Agricultural Products	4.5%
Community Service	4.1%
Integrated Oil & Gas	3.8%
Electric/Gas Utility	3.8%

Refer to the Schedule of Portfolio of Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (91.4%)
Alabama (7.4%):
Columbia Industrial Development Board Revenue, 5.50%, 12/1/37, Continuously Callable @100 (a)	$10,000	$10,000
Huntsville-Oakwood College Educational Building Authority Revenue (LOC — BB&T Corp.), 1.75%, 12/1/22, Continuously Callable @100 (a)	535	535
Industrial Development Board of the City of Mobile Alabama Revenue, 5.50%, 6/1/34, Callable 4/6/20 @ 100 (a)	31,300	31,300
Mobile County IDA Revenue (LOC — Swedbank AB) Series A, 4.60%, 7/1/40, Continuously Callable @100 (a)	32,500	32,500
Series B, 4.60%, 7/1/40, Continuously Callable @100 (a)	20,000	20,000
West Jefferson Industrial Development Board Revenue, 4.90%, 6/1/28, Continuously Callable @100 (a)	5,190	5,190
		99,525
Arizona (0.7%):
Maricopa County IDA Revenue, 4.35%, 1/1/49, Continuously Callable @100 (a)	10,000	10,000
Arkansas (0.4%):
City of Texarkana Revenue (LOC — PNC Financial Services Group), 5.59%, 3/1/21, Continuously Callable @100 (a)	5,175	5,175
California (0.4%):
City of Los Angeles Certificate of Participation (LOC — U.S. Bancorp), 6.30%, 8/1/35, Continuously Callable @100 (a)	5,885	5,885
Colorado (0.7%):
Colorado Educational & Cultural Facilities Authority Revenue (LOC — Fifth Third Bank), 1.25%, 1/1/29, Continuously Callable @100 (a)	1,650	1,650
Sheridan Redevelopment Agency Tax Allocation (LOC — JPMorgan Chase & Co.), 5.25%, 12/1/29, Callable 5/1/20 @ 100 (a)	7,785	7,785
		9,435
Connecticut (0.4%):
Connecticut State Health & Educational Facilities Authority Revenue (LOC — Bank of America Corp.), Series B, 4.24%, 7/1/30, Callable 5/1/20 @ 100 (a)	5,000	5,000
Florida (3.0%):
County of Escambia Revenue, 1.75%, 4/1/39, Continuously Callable @100 (a)	31,600	31,600
County of Martin Revenue, 1.20%, 7/15/22, Continuously Callable @100 (a)	9,300	9,300
		40,900
Georgia (2.0%):
Appling County Development Authority Revenue, 1.02%, 9/1/41, Continuously Callable @100 (a)	5,900	5,900
Roswell Housing Authority Revenue (LOC — Northern Trust Corp.), Series A, 5.05%, 9/1/27 (a)	12,600	12,600
The Burke County Development Authority Revenue, 1.10%, 7/1/49, Continuously Callable @100 (a)	8,990	8,990
		27,490
Illinois (6.7%):
City of Galesburg Revenue (LOC — PNC Financial Services Group), 4.50%, 3/1/31, Continuously Callable @100 (a)	10,900	10,900

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Illinois Development Finance Authority Revenue (LOC — Northern Trust Corp.), 5.10%, 2/1/33, Continuously Callable @100 (a)	$12,000	$12,000
Illinois Finance Authority Revenue (LOC — Huntington National Bank), 5.08%, 10/1/33, Continuously Callable @100 (a)	4,625	4,625
Illinois Finance Authority Revenue (LOC — Northern Trust Corp.), 5.50%, 4/1/33, Continuously Callable @100 (a)	3,300	3,300
Illinois Finance Authority Revenue (LOC — PNC Financial Services Group), 4.50%, 4/1/37, Continuously Callable @100 (a)	15,635	15,635
Illinois State Educational Facilities Revenue (LOC — Fifth Third Bank), 4.40%, 7/1/24, Continuously Callable @100 (a)	1,170	1,170
Illinois State Educational Facilities Revenue (LOC — Huntington National Bank), Series A, 5.10%, 10/1/32, Continuously Callable @100 (a)	14,165	14,165
Metropolitan Pier & Exposition Authority Revenue (LIQ — Barclays Bank PLC) Series 2015-XF1045, 5.00%, 6/15/52, Callable 6/15/22 @ 100 (a) (b)	6,550	6,550
Series 2015-XF1046, 5.00%, 6/15/50, Callable 6/15/20 @ 100 (a) (b)	22,360	22,360
		90,705
Indiana (1.4%):
City of Berne Revenue (LOC — Federal Home Loan Bank of Indianapolis), 5.24%, 10/1/33, Continuously Callable @100 (a)	4,755	4,755
City of Evansville Revenue (LOC — Fifth Third Bank), 4.40%, 1/1/25, Callable 4/10/20 @ 100 (a)	2,330	2,330
Indiana Finance Authority Revenue (LOC — Federal Home Loan Bank of Indianapolis), 5.26%, 7/1/29, Continuously Callable @100 (a)	7,450	7,450
Indiana Finance Authority Revenue (LOC — Fifth Third Bank), 4.50%, 9/1/31, Callable 4/10/20 @ 100 (a)	3,745	3,745
		18,280
Iowa (6.2%):
County of Louisa Revenue, 4.75%, 10/1/24, Continuously Callable @100 (a)	33,400	33,400
Iowa Finance Authority Revenue 5.38%, 9/1/36, Continuously Callable @100 (a)	31,763	31,763
5.25%, 9/1/36, Callable 5/1/20 @ 100 (a)	9,150	9,150
5.38%, 6/1/39, Continuously Callable @100 (a)	9,600	9,600
		83,913
Kansas (1.7%):
City of Burlington Revenue, 5.18%, 9/1/35, Continuously Callable @100 (a)	8,250	8,250
City of St. Mary's Revenue, 6.00%, 4/15/32, Continuously Callable @100 (a)	15,000	15,000
		23,250
Kentucky (0.9%):
City of Georgetown Revenue (LOC — Fifth Third Bank), 4.40%, 11/15/29, Callable 4/15/20 @ 100 (a)	10,820	10,820
Lexington-Fayette Urban County Government Revenue (LOC — Federal Home Loan Bank of Cincinnati), 5.45%, 12/1/27, Callable 4/9/20 @ 100 (a)	1,865	1,865
		12,685
Louisiana (5.2%):
City of New Orleans Revenue (LOC — Capital One, N.A.), 4.95%, 8/1/24, Continuously Callable @100 (a)	3,940	3,940

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hammond Area Economic & Industrial Development District Revenue (LOC — Federal Home Loan Bank of Dallas), 4.60%, 3/1/33, Continuously Callable @100 (a)	$1,300	$1,300
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series B, 7.05%, 12/1/30, Callable 5/1/20 @ 100 (a)	7,500	7,500
Parish of St. James Revenue Series A-1, 7.50%, 11/1/40, Continuously Callable @100 (a)	41,305	41,305
Series B-1, 7.50%, 11/1/40, Continuously Callable @100 (a)	10,000	10,000
St. Tammany Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 4.60%, 3/1/33, Continuously Callable @100 (a)	5,350	5,350
		69,395
Maryland (0.6%):
Town of Williamsport Revenue (LOC — Manufacturers & Traders Trust Co.), 4.58%, 11/1/37 (a)	8,490	8,490
Michigan (1.0%):
Michigan Finance Authority Revenue (LIQ — Barclays Bank PLC), Series 2019-XF2837, 5.00%, 11/15/50, Callable 11/2/29 @ 100 (a) (b)	7,605	7,605
Michigan Finance Authority Revenue (LOC — Fifth Third Bank), 6.45%, 12/1/32, Callable 5/6/20 @ 100 (a)	3,735	3,735
Michigan State Strategic Fund Revenue (LOC — Fifth Third Bank), 4.50%, 3/1/37, Continuously Callable @100 (a)	2,400	2,400
		13,740
Minnesota (0.4%):
City of New ULM Revenue (LOC — Federal Home Loan Bank of Chicago), 5.33%, 10/1/40, Continuously Callable @100 (a)	4,240	4,240
Sanford Canby Community Hospital District No. 1 Revenue, 6.00%, 11/1/26, Continuously Callable @100 (a)	1,275	1,275
		5,515
Mississippi (0.6%):
Mississippi Business Finance Corp. Revenue, Series D, 0.85%, 12/1/30, (a)	3,800	3,800
Mississippi Business Finance Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 4.60%, 3/1/33, Continuously Callable @100 (a)	3,775	3,775
		7,575
Missouri (3.5%):
Health & Educational Facilities Authority of the State of Missouri Revenue (LOC — Fifth Third Bank), 5.20%, 11/1/20, Continuously Callable @100 (a)	1,300	1,300
Jackson County IDA Revenue (LOC — Commerce Bank, N.A.), 5.25%, 7/1/25, Continuously Callable @100 (a)	20,000	20,000
RBC Municipal Products, Inc. Trust Revenue (LIQ — Royal Bank of Canada), 4.76%, 9/1/39 (a) (b)	25,500	25,500
		46,800
Nebraska (2.7%):
Central Plains Energy Project Revenue (LIQ — Royal Bank of Canada), Series 2016-XM0185, 4.76%, 3/1/22 (a) (b)	10,000	10,000
County of Custer Midwestern Disaster Revenue (LOC — U.S. Bancorp), 5.30%, 12/1/36, Callable 6/4/20 @ 100 (a)	6,000	6,000

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Washington Revenue, Series B, 5.25%, 12/1/40, Continuously Callable @100 (a)	$19,700	$19,700
		35,700
Nevada (1.7%):
County of Clark Revenue (LOC — Bank of America Corp.), 5.61%, 12/1/41, Continuously Callable @100 (a)	23,255	23,255
New Hampshire (2.6%):
New Hampshire Business Finance Authority Revenue (LOC — Landesbank Hessen-Thuringen), 5.38%, 9/1/30, Continuously Callable @100 (a)	34,990	34,990
New Mexico (0.4%):
New Mexico Hospital Equipment Loan Council Revenue (LOC — Fifth Third Bank), 5.30%, 7/1/25, Continuously Callable @100 (a)	5,000	5,000
New York (10.1%):
Build NYC Resource Corp. Revenue (LOC — Toronto-Dominion Bank), 5.75%, 12/1/45, Continuously Callable @100 (a)	5,520	5,520
Campbell-Savona Central School District, GO, 2.00%, 6/26/20	7,225	7,233
Chenango Valley Central School District, GO, 2.00%, 6/26/20	10,000	10,012
County of Chautauqua Industrial Development Agency Revenue (LOC — Citizens Financial Group), Series A, 5.25%, 8/1/27, Continuously Callable @100 (a)	1,745	1,745
County of Washington, GO, Series A, 2.75%, 3/26/21	7,875	7,932
Guilderland Industrial Development Agency Revenue (LOC — Key Bank, N.A.), Series A, 4.85%, 7/1/32, Continuously Callable @100 (a)	3,065	3,065
Highland Falls-Fort Montgomery Central School District, GO, 2.00%, 6/26/20	10,500	10,512
Hudson Yards Infrastructure Corp. Revenue (LIQ — Royal Bank of Canada), Series 2016-ZF0463, 4.76%, 8/15/20 (a) (b)	17,775	17,775
New York City Capital Resources Corp. Revenue (LOC — Manufacturers & Traders Trust Co.), 5.85%, 12/1/40, Continuously Callable @100 (a)	7,500	7,500
New York Liberty Development Corp. Revenue (LIQ — Royal Bank of Canada), Series 2016-ZF0464, 4.76%, 5/15/21 (a) (b)	15,000	15,000
Oneida County Industrial Development Agency Revenue (LOC — Citizens Financial Group), 5.52%, 7/1/37, Continuously Callable @100 (a)	3,805	3,805
Onondaga County Industrial Development Agency Revenue (LOC — Manufacturers & Traders Trust Co.), 4.58%, 12/1/31, Continuously Callable @100 (a)	5,520	5,520
Ramapo Housing Authority Revenue (LOC — Manufacturers & Traders Trust Co.), 4.58%, 12/1/29, Continuously Callable @100 (a)	8,285	8,285
Seneca County Industrial Development Agency Revenue (LOC — Key Bank, N.A.), 4.85%, 4/1/20, Continuously Callable @100 (a)	175	175
St. Lawrence County Industrial Development Agency Revenue (LOC — Citizens Financial Group), 6.50%, 7/1/37 (a)	1,930	1,930
Union Endicott Central School District, GO, 2.00%, 6/26/20	10,000	10,012
Warsaw Central School District, GO, 2.00%, 6/26/20	9,400	9,412
Wayland-Cohocton Central School District, GO, 2.00%, 6/26/20	9,500	9,512
		134,945
Ohio (0.4%):
Cincinnati & Hamilton County Port Authority Revenue (LOC — Fifth Third Bank), 1.25%, 9/1/25 (a)	1,900	1,900
County of Hamilton Revenue (LOC — Fifth Third Bank), 4.40%, 12/1/24 (a)	2,450	2,450

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Highland County Joint Township Hospital District Revenue (LOC — Fifth Third Bank), 4.50%, 8/1/24 (a)	$910	$910
		5,260
Oklahoma (4.3%):
Edmond Economic Development Authority Revenue (LOC — Bank of Oklahoma, N.A.), Series A, 5.00%, 6/1/31, Callable 5/1/20 @ 100 (a)	5,600	5,600
Garfield County Industrial Authority Revenue, Series A, 4.75%, 1/1/25, Callable 5/6/20 @ 100 (a)	26,700	26,700
Muskogee Industrial Trust Revenue, Series A, 4.75%, 6/1/27, Continuously Callable @100 (a)	26,000	26,000
		58,300
Pennsylvania (2.2%):
Bucks County IDA Revenue (LOC — PNC Financial Services Group), Series B, 4.50%, 7/1/39, Continuously Callable @100 (a)	12,160	12,160
County of Lehigh PA Revenue (LIQ — Barclays Bank PLC), Series 2019-XL0119, 5.00%, 7/1/49 (a) (b)	5,000	5,000
Delaware Valley Regional Finance Authority Revenue (LOC — PNC Financial Services Group), Series B, 4.00%, 6/1/42, Continuously Callable @100 (a)	12,385	12,385
		29,545
Rhode Island (0.7%):
Rhode Island Commerce Corp. Revenue (LOC — Citizens Financial Group), 5.08%, 3/1/38, Callable 5/1/20 @ 100 (a)	3,595	3,595
Rhode Island Health & Educational Building Corp. Revenue (LOC — Citizens Financial Group), 1.00%, 6/1/35, Callable 5/1/20 @ 100 (a)	5,680	5,680
		9,275
South Dakota (0.4%):
South Dakota Health & Educational Facilities Authority Revenue 6.00%, 11/1/25, Continuously Callable @100 (a)	1,765	1,765
6.00%, 11/1/27, Continuously Callable @100 (a)	3,550	3,550
		5,315
Tennessee (2.7%):
Chattanooga Health Educational & Housing Facility Board Revenue (LIQ — Barclays Bank PLC), Series 2015-XF1023, 5.00%, 1/1/45 (a) (b)	17,720	17,720
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (LOC — Fifth Third Bank), 4.40%, 12/1/24, Callable 4/10/20 @ 100 (a)	10,375	10,375
Wilson County Sports Authority Revenue (LOC — PNC Financial Services Group), 4.00%, 9/1/29, Continuously Callable @100 (a)	8,825	8,825
		36,920
Texas (17.2%):
Atascosa County Industrial Development Corp. Revenue (LOC — National Rural Utilities Cooperative Finance Corp.), 4.80%, 6/30/20, Continuously Callable @100 (a)	32,200	32,200
Brazos Harbor Industrial Development Corp. Revenue, 7.05%, 7/1/22, Callable 5/1/20 @ 100 (a)	21,600	21,600

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Port of Arthur Navigation District Industrial Development Corp. Revenue 7.05%, 6/1/41, Callable 5/1/20 @ 100 (a)	$25,000	$25,000
7.05%, 3/1/42, Callable 6/1/20 @ 100 (a)	7,000	7,000
Series A, 7.05%, 12/1/40, Callable 5/1/20 @ 100 (a)	16,000	16,000
Port of Port Arthur Navigation District Revenue 1.50%, 4/1/40, Continuously Callable @100 (a)	1,570	1,570
7.50%, 11/1/40, Continuously Callable @100 (a)	28,750	28,750
6.25%, 11/1/40, Continuously Callable @100 (a)	14,500	14,500
Series C, 1.54%, 4/1/40, Continuously Callable @100 (a)	18,835	18,835
RIB Floater Trust Various States Revenue (LOC — Barclays Bank PLC), Series 2019-021, 5.00%, 8/1/50, (a) (b)	39,375	39,375
State of Texas Revenue, 4.00%, 8/27/20	25,000	25,189
		230,019
Virginia (1.5%):
Loudoun County Economic Development Authority Revenue, Series E, 5.00%, 2/15/38, Callable 5/1/20 @ 100 (a)	12,700	12,700
Loudoun County Economic Development Authority Revenue (LOC — Northern Trust Corp.), 5.00%, 6/1/34, Callable 5/1/20 @ 100 (a)	7,000	7,000
		19,700
Washington (0.6%):
Washington Higher Education Facilities Authority Revenue, 5.25%, 10/1/31, Callable 5/6/20 @ 100 (a)	8,535	8,535
West Virginia (0.7%):
County of Marshall Revenue, 5.02%, 3/1/26, Continuously Callable @100 (a)	9,630	9,630
Total Municipal Bonds (Cost $1,230,147)		1,230,147
Commercial Paper (6.9%)
Texas (3.4%):
Houston Texas (LOC — Barclays Bank PLC) 1.20%, 6/10/20	10,000	10,000
1.20%, 6/10/20	10,000	10,000
University of Texas System, 1.02%, 4/2/20	25,000	25,000
		45,000
Virginia (3.5%):
Stafford Country & Staunton (LOC — Bank of America Corp.), 1.14%, 4/2/20	47,320	47,320
Total Commercial Paper (Cost $92,320)		92,320
Total Investments (Cost $1,322,467) — 98.3%		1,322,467
Other assets in excess of liabilities — 1.7%		23,161
NET ASSETS — 100.00%		$1,345,628

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

As of March 31, 2020, the fair value of these securities was $166,885 (thousands) and amounted to 12.4% of net assets.

GO — General Obligation

IDA — Industrial Development Authority

LOC — Line Letter of Credit

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Money Market Fund
Assets:
Investments, at value (Cost $1,322,467)	$1,322,467
Cash	62
Receivables:
Interest	5,090
Capital shares issued	9,070
Investments sold	17,950
From Adviser	5
Prepaid expenses	3
Total assets	1,354,647
Liabilities:
Payables:
Capital shares redeemed	8,298
Distributions	24
Accrued expenses and other payables:
Investment advisory fees	320
Administration fees	114
Custodian fees	1
Transfer agent fees	171
Compliance fees	1
Trustees' fees	2
Other accrued expenses	88
Total liabilities	9,019
Net Assets:
Capital	1,345,408
Total distributable earnings	220
Net assets	$1,345,628
Shares (unlimited number of shares authorized with no par value):	1,345,400
Net asset value, offering and redemption price per share: (a)	$1.00

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

	USAA Tax Exempt Money Market Fund
Investment Income:
Interest	$23,179
Total income	23,179
Expenses:
Investment advisory fees	4,071
Professional fees	6
Administration fees	1,454
Sub-Administration fees	18
Custodian fees	93
Transfer agent fees	2,182
Trustees' fees	44
Compliance fees	6
Legal and audit fees	69
State registration and filing fees	31
Interest expense on interfund lending	—	(a)
Other expenses	170
Total expenses	8,144
Expenses waived/reimbursed by Adviser	(19)
Net expenses	8,125
Net Investment Income	15,054
Realized Gains from Investments:
Net realized gains from investment securities	251
Change in net assets resulting from operations	$15,305

(a)  Amount is less than $1 thousand.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Money Market Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income	$15,054	$17,619
Net realized gains from investments	251	167
Change in net assets resulting from operations	15,305	17,786
Change in net assets resulting from distributions to shareholders	(15,244)	(17,599)
Change in net assets resulting from capital transactions	(252,647)	(163,622)
Change in net assets	(252,586)	(163,435)
Net Assets:
Beginning of period	1,598,214	1,761,649
End of period	$1,345,628	$1,598,214
Capital Transactions:
Proceeds from shares issued	$1,014,473	$1,196,892
Distributions reinvested	15,087	17,423
Cost of shares redeemed	(1,282,207)	(1,377,937)
Change in net assets resulting from capital transactions	$(252,647)	$(163,622)
Share Transactions:
Issued	1,014,473	1,196,892
Reinvested	15,087	17,423
Redeemed	(1,282,207)	(1,377,937)
Change in Shares	(252,647)	(163,622)

See notes to financial statements.

18

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19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains on Investments(a)	Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments
USAA Tax Exempt Money Market Fund
Year Ended March 31, 2020	$1.00	0.01	(c)	—	0.01		(0.01)	—	(a)
Year Ended March 31, 2019	$1.00	0.01		—	0.01		(0.01)	—
Year Ended March 31, 2018	$1.00	0.01		—	0.01		(0.01)	—
Year Ended March 31, 2017	$1.00	—	(a)	—	—	(a)	— (a)	—	(a)
Year Ended March 31, 2016	$1.00	—	(a)	—	—	(a)	— (a)	—	(a)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 3 of the accompanying Notes to Financial Statements.

(a)  Amount is less than $0.005 per share.

(b)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal years ended 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(c)  Per share net investment income has been calculated using the average daily shares method.

(d)  Prior to August 1, 2017, AMCO voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Expenses^(b)		Net Investment Income	Gross Expenses(b)	Net Assets, End of Period (000's)
USAA Tax Exempt Money Market Fund
Year Ended March 31, 2020	(0.01)	$1.00	1.05%		0.56%		1.04%	0.56%	$1,345,628
Year Ended March 31, 2019	(0.01)	$1.00	1.05%		0.56%		1.04%	0.56%	$1,598,214
Year Ended March 31, 2018	(0.01)	$1.00	0.51	%(d)	0.56	%(d)	0.50%	0.56%	$1,761,649
Year Ended March 31, 2017	— (a)	$1.00	0.23%		0.54%		0.11%	0.58%	$2,007,091
Year Ended March 31, 2016	— (a)	$1.00	0.02%		0.17%		0.01%	0.58%	$2,634,454

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Money Market Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Trust's Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$57,285	$67,650	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, are $2,984 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Fund's investment management fee was accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. The amount incurred and paid to AMCO from April 1, 2019 through June 30, 2019, are $1,087 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.10% of average daily net assets. Amounts incurred from July 1, 2019 through March 31, 2020, are $1,066 thousand and reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets. Amounts incurred from April 1, 2019 through June 30, 2019, were $388 and reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred during the period from July 1, 2019 to March 31, 2020 are reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), an affiliate of the Adviser provides transfer agency services to the Fund. Fees for these services are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $1,600 thousand. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $582 thousand. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Distributor/Underwriting services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. Effective July 1, 2019 through March 31, 2020, the expense limit (excluding voluntary waivers) is 0.56%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 03/31/2023
$19

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Effective March 23, 2020 the Adviser agreed to further reimburse fees in excess of the Fund's expense limit agreement of 0.56% dated July 1, 2019. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver. As of March 31, 2020, there were no amounts available to be repaid to the Adviser under this agreement.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of certain market conditions or other factors. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Under applicable federal securities laws, the Fund qualifies as "retail" (retail money market funds) and is permitted to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value ("NAV") per share. The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7.

In addition, as a retail money market fund, the Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund's weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate also would delay your ability to redeem your investments in the Fund.

The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, changes in supply of and demand for tax-exempt securities, or other market factors. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown.

Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (VRDNs) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as "structured instruments" or "synthetic instruments," are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.

5. Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $3 thousand.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
$—	$5,616	3	2.35%	6,000

*  For the year ended March 31,2020, based on the number of days borrowings were outstanding.

6. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The tax character of distributions paid during the tax years ended as noted below were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020					Year Ended March 31, 2019
Distributions paid from					Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$202	$32	$234	$15,010	$15,244	$17,599	$17,599

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Total Accumulated Earnings (Deficit)
$75	$2,783	$101	$(2,739)	$220

At March 31, 2020, the Fund had no net capital loss carryforwards for federal income tax purposes.

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,322,467	$—	$—	$—

7. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

8. Subsequent Events:

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The Fund has been notified by an omnibus account holder of its intent to redeem its entire position subsequent to year-end, which represents approximately 40-50 percent of the Fund. Management expects this redemption will occur on or about May 27, 2020.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

31

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
$1,000.00	$1,005.10	$1,022.20	$2.81	$2.83	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020 (amounts in thousands):

Short-Term Capital Gain Distributions(1)	Long-Term Capital Gain Distributions(1)	Tax Exempt Income(2)
$202	$32	100%

(1)  Pursuant to Section 852 of the Internal Revenue Code.

(2)  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

39

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

40859-0520

MARCH 31, 2020

Annual Report

USAA Tax Exempt Short-Term Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Supplemental Information (Unaudited)	40
Expense Example	40
Proxy Voting and Portfolio Holdings Information	40
Trustees' and Officers' Information	41
Additional Federal Income Tax Information	47
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can

2

help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CPA, CFA

John C. Bonnell, CFA

Andrew R. Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2020, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, market conditions changed drastically during the reporting period.

For the first approximate11 months of the reporting period, tax-exempt bonds generated strong positive returns. In the second half of calendar year 2019, due to intensifying U.S.-China trade tensions and global economic weakness, the U.S. Federal Reserve (the "Fed") cut the target federal funds rate from a range of 2.25% - 2.50% to a target range of 1.50% - 1.75%. Municipal bond AAA rates followed suit by generally falling for the majority of the reporting period, reaching their lows on March 9, 2020. Tax-exempt bonds also benefited from supply-and-demand dynamics during the first approximate 11 months of the reporting period. Supply was tight, as new issuance failed to keep pace with demand. Demand was intense, as municipal bond mutual funds saw inflows every week during the reporting period up to early March. In late February and early March, as the emergence of a novel coronavirus ("COVID-19") raised fears about a potential U.S. economic slowdown, municipal bonds held up well compared to other segments of the fixed-income market.

That all changed on March 10, 2020. For the next 10 days, interest rates rose quickly and significantly along the municipal yield curve amid record outflows from municipal bond mutual funds. The trend reversed on March 20, and municipal bond yields fell sharply, finishing the reporting period below their starting points. Over this period, the 3-year AAA municipal bond rate started at 0.50% on March 9, rose to 2.75% on March 20, and fell to 1.11% on March 31 (after starting the reporting period at 1.54% on April 1, 2019). Municipal bond credit spreads (yield differentials between municipal bonds with similar maturities but different credit ratings) widened in March 2020, with spreads on lower-rated municipal securities widening the most. Rating agencies placed entire municipal bond sectors on credit watch because of a potential economic slowdown driven by the shutdowns, lockdowns, and self-quarantines that had been instituted to slow the spread of COVID-19. The Fed responded with unprecedented actions, slashing the target federal funds rate to a range of between zero and 0.25%, implementing quantitative easing and credit support programs, and offering assistance to state and municipal governments. The Fed also has said it will do what it takes to keep financial markets — including the municipal bond market — fully functioning.

4

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund (continued)

•  How did the USAA Tax Exempt Short-Term Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2020, the Fund Shares and Adviser Shares had a total return of 0.23% and 0.09%, respectively, versus an average return of 1.17% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 1.04% for the Lipper Short Municipal Debt Funds Index, 1.88% for the Bloomberg Barclays Municipal Short (1-5 Years) Index, and 3.85% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 1.80% and 1.55%, respectively, compared to the Lipper category average of 1.49%.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

During the reporting period, we continued to invest a portion of the portfolio in variable rate demand notes ("VRDNs"). The VRDNs owned by the Fund have interest rates that adjust daily/weekly to the market. VRDNs also possess a "demand" feature that allows us to sell the bond at par value with notice of seven days or less, which helps us reduce share price volatility and also give us the flexibility to act when attractive opportunities arise.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of short-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

	Fund Shares	Adviser Shares
Inception Date	3/19/82	8/1/10
	Net Asset Value	Net Asset Value	Bloomberg Barclays Municipal Bond Short (1-5) Index[1]	Lipper Short Municipal Debt Funds Index[2]
One Year	0.23%	0.09%	1.88%	1.04%
Five Year	0.93%	0.73%	1.49%	0.99%
Ten Year	1.59%	NA	1.70%	1.15%
Since Inception	NA	1.23%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Short-Term Fund — Growth of $10,000

1The Bloomberg Barclays( 1-5) Years Municipal Blend Index is a market value-weighted index which covers the short components of the Bloomberg Barclays Municipal Bond Index. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The unmanaged Lipper Short Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund (continued)

Average Annual Compounded Returns with Reinvestment of Dividends — Periods Ended March 31, 2020

	Total Return	=	Dividend Return	+	Price Change
10 Years	1.59%	=	1.88%	+	-0.29%
5 Years	0.93%	=	1.61%	+	-0.68%
1 Year	0.23%	=	1.76%	+	-1.53%

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

Annual Total Returns and Compounded Dividend Returns for
the One-Year Periods Ended March 31, 2011 — March 31, 2020

Note the role that dividend returns play in the Fund Shares' total return over time. Share prices and dividend rates will vary from period to period. However, dividend returns generally are more consistent and less volatile than share prices.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

7

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax.

Top 10 Industries

March 31, 2020

(% of Net Assets)

General Obligation	21.9%
Hospital	17.0%
Electric Utilities	10.9%
Electric/Gas Utility	8.7%
Education	8.4%
Special Assessment/Tax/Fee	6.1%
Appropriated Debt	3.4%
Environmental & Facilities Services	2.9%
Oil & Gas Refining & Marketing	2.5%
Paper Products	2.3%

Refer to the Schedule of Portfolio of Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund (continued)	March 31, 2020

  (Unaudited)

Portfolio Ratings Mix*
March 31, 2020
(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

*Does not include futures and money market instruments.

9

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.2%)
Utilities (0.2%):
Energy Harbor Corp. (h)	160,984	$2,053
Total Common Stock (Cost $4,025)		2,053
Municipal Bonds (98.3%)
Alabama (2.3%):
Black Belt Energy Gas District Revenue, Series B-1, 1.96% (LIBOR01M+90bps), 1 2/1/48, (Put Date 12/1/23) (a) (b)	$10,000	9,851
Columbia Industrial Development Board Revenue, Series A, 0.90%, 12/1/37, Continuously Callable @100 (c)	12,300	12,300
Prattville Industrial Development Board Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b) (c)	450	452
2.00%, 11/1/33, (Put Date 10/1/24) (b) (c)	425	427
Selma Industrial Development Board Revenue, 2.00%, 11/1/33, (Put Date 10/1/24) (b) (c)	3,650	3,672
The Lower Alabama Gas District Revenue (LOC — Goldman Sachs Bank USA), 4.00%, 12/1/50, (Put Date 12/1/25) (b) (c)	3,000	3,122
		29,824
Alaska (1.2%):
Alaska Industrial Development & Export Authority Revenue, 3.50%, 12/1/20, Continuously Callable @100	15,000	15,024
Arizona (4.2%):
Arizona Health Facilities Authority Revenue, 6.56% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (a) (b)	25,000	25,951
Maricopa County IDA Revenue 4.00%, 7/1/29 (d)	750	732
5.28% (MUNIPSA+57bps), 1/1/35, Callable 10/18/23 @ 100 (a)	2,435	2,442
Series C, 5.51% (MUNIPSA+80bps), 9/1/48, (Put Date 9/1/24) (a) (b)	7,735	7,725
The City of Phoenix IDA Revenue (LIQ — Barclays Bank PLC), Series 2016-XF2337, 5.00%, 6/1/36 (c) (d)	16,000	16,000
The Yavapai County IDA Revenue, Series A, 5.00%, 8/1/20	1,105	1,117
		53,967
California (2.5%):
Anaheim Public Financing Authority Revenue Series A, 5.00%, 5/1/22	500	533
Series A, 5.00%, 5/1/24	250	282
California Infrastructure & Economic Development Bank Revenue, Series B, 5.91% (MUNIPSA+120bps), 8/1/37, (Put Date 6/1/22) (a) (b)	8,000	7,992
California State Educational Facilities Authority Revenue, Claremont Graduate University, Series B (LIQ — Deutsche Bank AG), Series 2017-7007, 4.75%, 3/1/42, Callable 5/6/20 @ 100 (c) (d)	12,005	12,005
California State Public Works Board Revenue Series A, 5.00%, 4/1/20	1,000	1,000
Series A, 5.00%, 4/1/21	1,500	1,554
City of Irvine Special Assessment, 5.00%, 9/2/21	1,125	1,182

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Los Angeles Certificate of Participation 5.00%, 3/1/21	$500	$517
5.00%, 9/1/21	1,000	1,054
San Francisco City Housing Revenue, 1500 Mission Street Apts., Series E (LIQ — Deutsche Bank A.G.), Series DBE-8049, 4.68%, 12/1/52, (b) (c) (d)	5,000	5,000
Tobacco Securitization Authority of Southern California Revenue, 2.25%, 6/1/29	500	471
		31,590
Colorado (1.3%):
Arista Metropolitan District, GO (LOC — Compass Bank), 4.70%, 12/1/30, Callable 4/8/20 @ 100 (c)	6,985	6,985
Colorado Health Facilities Authority Revenue Series A, 5.00%, 8/1/29	500	564
Series A, 5.00%, 11/1/29	3,225	4,059
Series A, 5.00%, 11/1/30, Continuously Callable @100	2,215	2,780
Series B-2, 5.00%, 8/1/49, Callable 2/1/26 @ 100 (c)	1,000	1,094
Southlands Metropolitan District No. 1, GO Series A-1, 3.00%, 12/1/22	208	207
Series A-1, 3.50%, 12/1/27	1,000	991
		16,680
Connecticut (2.4%):
City of Bridgeport, GO, Series B, 5.00%, 8/15/26	3,450	4,067
City of New Haven, GO Series A, 5.00%, 8/1/22	1,190	1,239
Series A, 5.00%, 8/1/24	1,000	1,073
Series A, 5.00%, 8/1/25	580	630
Series A, 5.00%, 8/1/26	580	636
Series A, 5.00%, 8/1/27	1,000	1,106
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 8/1/27	2,500	2,891
Series A, 5.00%, 8/1/28	1,000	1,167
Series B, 5.00%, 2/1/27	600	690
Series B, 5.00%, 2/1/28	525	610
Series B, 5.00%, 2/1/29	550	644
City of West Haven, GO Series A, 4.00%, 11/1/21	800	820
Series A, 5.00%, 11/1/23	800	871
Series A, 5.00%, 11/1/24	815	906
Series A, 5.00%, 11/1/27	650	758
City of West Haven, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 8/1/20	2,235	2,262
Connecticut State Health & Educational Facilities Authority Revenue Series A, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,479
Series B-2, 5.00%, 7/1/53, (Put Date 1/1/27) (b) (c)	3,000	3,547
Harbor Point Infrastructure Improvement District Tax Allocation, 5.00%, 4/1/22 (d)	4,250	4,365
		30,761

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
District of Columbia (1.6%):
District of Columbia Revenue (LIQ — Deutsche Bank A.G.), Series 2016-XG0094, 4.94%, 10/1/41, Callable 4/1/21 @ 100 (c) (d)	$20,000	$20,000
Florida (2.5%):
Alachua County Health Facilities Authority Revenue 4.00%, 12/1/23	1,100	1,175
5.00%, 12/1/37, (Put Date 12/1/26) (b) (c)	3,000	3,467
City of Atlantic Beach Revenue, Series B-2, 3.00%, 11/15/23, Continuously Callable @100	2,750	2,752
City of Gulf Breeze Revenue, 3.10%, 12/1/20	4,500	4,547
City of Jacksonville Revenue, 5.00%, 10/1/20	4,580	4,665
County of Escambia Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b) (c)	775	787
1.75%, 4/1/39, Continuously Callable @100 (c)	700	700
County of Martin Revenue, 1.20%, 7/15/22, Continuously Callable @100 (c)	5,500	5,500
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/22	500	540
5.00%, 10/1/24	500	566
5.00%, 10/1/25	445	513
Series A, 5.00%, 4/1/21	1,385	1,433
Lee County IDA Revenue, 4.75%, 10/1/22	1,980	1,997
Miami Beach Health Facilities Authority Revenue, 5.00%, 11/15/20	1,250	1,277
Pinellas County Educational Facilities Authority Revenue, 4.00%, 10/1/20	975	987
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/23 (d)	1,000	1,089
		31,995
Georgia (5.3%):
Appling County Development Authority Revenue 1.02%, 9/1/29, Continuously Callable @100 (c)	14,400	14,400
2.40%, 1/1/38, (Put Date 4/1/20) (b) (c)	10,000	10,000
Burke County Development Authority Revenue, 1.70%, 12/1/49 (c)	7,500	7,449
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put Date 10/1/29) (b) (c)	5,000	4,693
Heard County Development Authority Revenue, 1.07%, 9/1/26, Continuously Callable @100 (c)	3,200	3,200
Main Street Natural Gas, Inc. Revenue 4.00%, 8/1/48, (Put Date 12/1/23) (b) (c)	5,000	5,104
Series A, 5.00%, 5/15/28	1,000	1,127
Series A, 5.00%, 5/15/29	1,775	2,013
Series C, 4.00%, 3/1/50, (Put Date 9/1/26) (b) (c)	10,000	10,504
Private Colleges & Universities Authority Revenue, Series A, 5.00%, 10/1/20	3,770	3,832
Savannah Economic Development Authority Revenue, 2.00%, 11/1/33, (Put Date 10/1/24) (b) (c)	815	826
The Burke County Development Authority Revenue, 1.10%, 7/1/49, Continuously Callable @100 (c)	3,900	3,900
The Monroe County Development Authority Revenue, 1.02%, 4/1/32, Continuously Callable @100 (c)	1,400	1,400
		68,448

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Guam (0.5%):
Guam Government Waterworks Authority Revenue, Series A, 5.00%, 7/1/20	$860	$862
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/20	1,500	1,512
Territory of Guam Revenue Series A, 5.00%, 12/1/23	1,500	1,541
Series A, 5.00%, 12/1/24	2,000	2,062
		5,977
Idaho (0.4%):
County of Nez Perce Revenue, 2.75%, 10/1/24	5,000	5,218
Illinois (11.0%):
Chicago Board of Education Special Tax (LIQ — Barclays Bank PLC), Series 2017-XG0108, 5.00%, 4/1/46, Callable 4/1/27 @ 100 (c) (d)	14,300	14,300
Chicago Board of Education, GO Series A, 4.00%, 12/1/27	1,400	1,359
Series B, 5.00%, 12/1/22	1,500	1,527
Chicago Board of Education, GO (LIQ — Deutsche Bank A.G.) Series 2016-XG0073, 5.00%, 12/1/39, Callable 12/1/21 @ 100 (c) (d)	10,000	10,000
Series 2017-XM0188, 5.04%, 12/1/39, Callable 12/1/21 @ 100 (c) (d)	5,000	5,000
Chicago Park District, GO (INS — Build America Mutual Assurance Co.), Series SER 2015-XF2111, 5.20%, 1/1/22 (c) (d)	10,200	10,200
Chicago Transit Authority Revenue 5.00%, 6/1/25	1,720	1,990
5.00%, 6/1/26	1,000	1,181
City of Chicago Waterworks Revenue 5.00%, 11/1/25	4,000	4,665
5.00%, 11/1/26	1,000	1,191
Series A-1, 5.00%, 11/1/25	2,000	2,333
Series A-1, 4.00%, 11/1/26	2,500	2,822
County of Cook, GO (LIQ-JPMorgan Chase & Co.), Series 2015-XF0124, 3.85%, 11/15/20 (c) (d)	11,160	11,160
Illinois Finance Authority Revenue 5.00%, 7/1/20	1,420	1,431
5.46% (MUNIPSA+75bps), 1/1/46, (Put Date 7/1/23) (a) (b)	9,000	8,955
Series C, 4.00%, 2/15/25	10,000	11,106
Illinois Sports Facilities Authority Revenue, 5.00%, 6/15/28	1,000	1,055
Madison County Community Unit School District No. 7 Edwardsville, GO (INS — Build America Mutual Assurance Co.), 4.00%, 12/1/20	2,085	2,114
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 4/1/30 (e)	250	274
Railsplitter Tobacco Settlement Authority Revenue 5.25%, 6/1/20	4,160	4,181
5.25%, 6/1/21	1,090	1,138
Sales Tax Securitization Corp. Revenue, Series A, 5.00%, 1/1/30	1,000	1,188
State of Illinois, GO Series A, 5.00%, 10/1/23	3,000	3,132
Series B, 5.00%, 9/1/25	5,000	5,248
Series C, 5.00%, 11/1/29, Continuously Callable @100	4,500	4,684
Series D, 5.00%, 11/1/26	4,485	4,697

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Illinois, GO (INS — Build America Mutual Assurance Co.), Series D, 5.00%, 11/1/25 (f)	$15,000	$15,647
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/22	1,735	1,870
Series A, 5.00%, 12/1/23	1,825	2,018
Series A, 5.00%, 12/1/24	1,915	2,171
Western Illinois University Revenue (INS — Build America Mutual Assurance Co.) 4.00%, 4/1/29	750	757
4.00%, 4/1/30	750	753
Will County Community High School District No 210 Lincoln-Way, GO, 4.00%, 1/1/22	975	1,015
		141,162
Indiana (1.4%):
Hammond Local Public Improvement Bond Bank Revenue 2.25%, 6/30/20	2,405	2,411
2.38%, 12/31/20	3,375	3,405
Indiana Bond Bank Revenue 1/15/27 (g)	1,280	1,109
1/15/28 (g)	1,100	923
1/15/29 (g)	565	459
7/15/29, Continuously Callable @99 (g)	730	574
Indiana Finance Authority Revenue, 2.95%, 10/1/22, Continuously Callable @100	5,000	5,192
Indianapolis Local Public Improvement Bond Bank Revenue, Series B, 1.45%, 6/1/21, Continuously Callable @100	4,000	4,000
		18,073
Iowa (0.2%):
City of Waverly Revenue, 2.50%, 12/31/22, Continuously Callable @100	2,000	2,022
Kansas (1.9%):
City of Burlington Revenue, 5.18%, 9/1/35, Continuously Callable @100 (c)	8,250	8,250
City of Wamego Revenue, 6.00%, 4/15/32, Continuously Callable @100 (c)	15,000	15,000
City of Wichita Revenue, 3.00%, 9/1/23, Continuously Callable @100	520	519
		23,769
Kentucky (5.0%):
City of Ashland Revenue 5.00%, 2/1/28	1,775	2,058
5.00%, 2/1/30	740	872
County of Carroll Revenue, 1.55%, 9/1/42 (c)	5,000	4,967
County of Owen Revenue 2.45%, 6/1/39, (Put Date 10/1/29) (b) (c)	10,000	10,093
2.45%, 9/1/39, (Put Date 10/1/29) (b) (c)	5,000	5,045
Kentucky Public Energy Authority Revenue Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (b) (c)	5,715	5,671
Series C, 4.00%, 2/1/50, (Put Date 2/1/28) (b)	10,000	10,444
Series C-1, 4.00%, 12/1/49, (Put Date 6/1/25) (b) (c)	10,000	10,166
Series C-3, 5.76% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (a) (b)	10,000	9,813
Louisville/Jefferson County Metropolitan Government Revenue, 5.00%, 10/1/47, (Put Date 10/1/29) (b) (c)	4,000	4,929
		64,058

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Louisiana (3.8%):
Louisiana Public Facilities Authority Revenue, 5.36% (MUNIPSA+65bps), 9/1/57, (Put Date 9/1/23) (a) (b)	$10,000	$10,049
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (b) (c)	4,000	4,135
Parish of St. James Revenue, Series B-1, 7.50%, 11/1/40, Continuously Callable @100 (c)	22,100	22,100
Parish of St. John the Baptist. Revenue 2.10%, 6/1/37 (c)	2,000	1,715
2.20%, 6/1/37 (c)	6,750	5,382
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 5/15/22	5,000	5,090
		48,471
Maryland (0.4%):
Maryland Economic Development Corp. Revenue Series A, 5.00%, 6/1/25	1,500	1,691
Series A, 5.00%, 6/1/26	2,000	2,263
Series A, 5.00%, 6/1/27	1,340	1,515
		5,469
Massachusetts (0.4%):
Massachusetts Development Finance Agency Revenue 5.00%, 7/1/25	1,250	1,455
5.00%, 7/1/26	1,500	1,780
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,425	1,732
		4,967
Michigan (1.2%):
Flint Hospital Building Authority Revenue 5.00%, 7/1/29 (e)	1,995	2,318
5.00%, 7/1/30 (e)	2,290	2,679
Michigan Finance Authority Revenue, 1.12%, 12/1/34, (Put Date 6/1/20) (b) (c)	10,560	10,560
		15,557
Minnesota (0.2%):
Housing & Redevelopment Authority of The City of St Paul Minnesota Revenue 5.00%, 11/15/20	1,250	1,279
5.00%, 11/15/21	1,575	1,669
Sanford Canby Community Hospital District No. 1 Revenue, 6.00%, 11/1/26, Continuously Callable @100 (c)	200	200
		3,148
Mississippi (3.5%):
County of Perry Revenue (NBGA — Georgia-Pacific Corp.), 4.89%, 2/1/22, Continuously Callable @100 (c) (d)	20,100	20,100
County of Warren Revenue, 2.90%, 9/1/32, (Put Date 9/1/23) (b) (c)	2,000	2,092
Mississippi Business Finance Corp. Revenue 3.20%, 9/1/28, Continuously Callable @100	4,000	4,231
Series D, 0.44%, 12/1/30, (Put Date 4/22/20) (b) (c)	600	600
Mississippi Hospital Equipment & Facilities Authority Revenue 5.00%, 9/1/24	10,000	11,404
6.01% (MUNIPSA+130bps), 8/15/36, (Put Date 8/15/20) (a) (b)	7,000	7,021
		45,448

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Missouri (0.4%):
City of Sikeston MO Electric System Revenue (INS — Build America Mutual Assurance Co.), 5.00%, 6/1/20	$5,000	$5,028
Montana (0.7%):
City of Forsyth Revenue, 2.00%, 8/1/23	6,000	5,908
Montana State Board of Regents Revenue, Series F, 5.16% (MUNIPSA+45bps), 11/15/35, (Put Date 9/1/23) (a) (b)	3,170	3,182
		9,090
Nevada (0.4%):
County of Washoe Revenue, Series B, 3.00%, 3/1/36, (Put Date 6/1/22) (b) (c)	4,400	4,543
New Jersey (10.7%):
Borough of Oceanport, GO, 1.25%, 2/25/21	9,877	9,866
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 11/1/24	1,000	1,154
City of Orange Township, GO, Series A, 1.50%, 6/19/20	8,611	8,608
Lyndhurst Township School District, GO, 2.00%, 9/11/20	11,974	11,961
New Jersey Building Authority Revenue Series A, 3.00%, 6/15/23	400	423
Series A, 3.00%, 6/15/23	600	590
Series A, 5.00%, 6/15/24	1,595	1,844
Series A, 5.00%, 6/15/24	2,405	2,534
New Jersey Economic Development Authority Revenue 5.00%, 6/15/20	8,000	8,025
5.00%, 6/15/21	7,000	7,124
Series BBB, 5.00%, 6/15/23	7,000	7,305
Series XX, 5.00%, 6/15/22 (f)	20,000	20,621
New Jersey Economic Development Authority Revenue (LOC — Valley National Bank), 5.55%, 3/1/31, Continuously Callable @100 (c)	1,575	1,575
New Jersey Educational Facilities Authority Revenue Series B, 5.00%, 9/1/22	4,735	4,895
Series B, 5.00%, 9/1/23	4,000	4,183
Series B, 4.00%, 9/1/24	4,730	4,783
New Jersey Health Care Facilities Financing Authority Revenue, 5.00%, 7/1/20	2,000	2,018
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/24	5,095	5,549
5.91% (MUNIPSA+120bps), 6/15/34, (Put Date 12/15/21) (a) (b)	10,000	9,706
Series AA, 5.00%, 6/15/22	1,500	1,547
Series AA, 5.00%, 6/15/23	3,835	4,002
New Jersey Transportation Trust Fund Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.25%, 12/15/20	5,000	5,065
New Jersey Transportation Trust Fund Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.50%, 12/15/20	3,160	3,204
Tobacco Settlement Financing Corp. Revenue, Series B, 3.20%, 6/1/27	1,540	1,538
Town of Kearny, GO, 2.50%, 4/24/20	9,235	9,241
		137,361

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Mexico (1.9%):
City of Farmington Revenue 1.88%, 4/1/29, (Put Date 4/1/20) (b) (c)	$5,000	$5,000
1.88%, 4/1/29, (Put Date 4/1/20) (b) (c)	7,000	7,000
1.88%, 4/1/33, (Put Date 10/1/21) (b) (c)	6,000	5,876
2.13%, 6/1/40, (Put Date 6/1/22) (b) (c)	2,000	1,953
Series A, 1.88%, 4/1/29, (Put Date 4/1/20) (b) (c)	5,000	5,000
		24,829
New York (10.2%):
City of New York, GO, 4.90%, 10/1/46, Continuously Callable @100 (c)	10,000	10,000
City of Poughkeepsie, GO, Series A, 3.00%, 5/2/20	1,410	1,410
City of Yonkers, GO, 2.00%, 6/29/20	10,000	10,016
County of Monroe, GO, 5.00%, 6/1/20	5,170	5,202
County of Rockland, GO, 3.50%, 10/1/20	1,575	1,593
County of Rockland, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 3/1/23	2,500	2,781
Series A, 5.00%, 3/1/24	1,600	1,838
Hempstead Union Free School District, GO, 2.50%, 6/25/20	3,000	3,010
Long Island Power Authority Revenue Series B, 1.65%, 9/1/49, (Put Date 9/1/24) (b) (c)	4,500	4,440
Series C, 1.86% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (a) (b)	4,000	4,055
Series C, 1.86% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (a) (b)	5,000	5,048
Metropolitan Transportation Authority Revenue 5.21% (MUNIPSA+50bps), 11/15/42, (Put Date 3/1/22) (a) (b)	10,000	9,920
Series D-2, 5.16% (MUNIPSA+45bps), 11/15/44, (Put Date 11/15/22) (a) (b)	8,000	7,914
New York Liberty Development Corp. Revenue 2.80%, 9/15/69, Continuously Callable @100	1,000	929
2.63%, 9/15/69, Continuously Callable @100	1,650	1,531
New York State Dormitory Authority Revenue 5.00%, 12/1/24 (d)	1,200	1,360
5.00%, 12/1/25 (d)	1,200	1,385
New York State Energy Research & Development Authority Revenue, 2.00%, 2/1/29, (Put Date 5/1/20) (b) (c)	6,000	6,003
Niagara Area Development Corp. Revenue, Series B, 3.50%, 11/1/24, Continuously Callable @100 (d)	500	483
Suffolk County Economic Development Corp. Revenue, 5.00%, 7/1/20	2,640	2,663
Town of Oyster Bay, GO, Series B, 1.25%, 3/12/21	20,000	19,950
Village of Johnson City, GO, Series B, 2.25%, 10/2/20	12,484	12,346
Village of Valley Stream, GO, Series A, 3.00%, 5/21/20	3,050	3,058
Wyandanch Union Free School District, GO, 2.50%, 6/26/20	13,950	13,992
		130,927
North Carolina (1.5%):
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b) (c)	825	837
2.00%, 11/1/33, (Put Date 10/1/24) (b) (c)	825	837
North Carolina Capital Facilities Finance Agency Revenue, 1.10%, 7/1/34, (c)	18,000	17,907
		19,581

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio (2.9%):
American Municipal Power, Inc. Revenue, Series A, 2.25%, 2/15/48, (Put Date 8/15/21) (b) (c)	$5,000	$5,046
Ohio Air Quality Development Authority Revenue 1.90%, 5/1/26, (Put Date 10/01/24) (b) (c)	3,500	3,342
2.40%, 12/1/38, Callable 10/1/24 @ 100 (c)	3,250	3,036
Ohio Higher Educational Facility Commission Revenue 5.00%, 5/1/21	1,000	1,037
5.00%, 5/1/22	500	535
5.00%, 5/1/23	550	607
5.00%, 5/1/24	1,000	1,134
Ohio Water Development Authority Revenue 1.55%, 7/1/21 (c)	1,800	1,798
6/1/33 (g) (h) (j)	5,000	—	(i)
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	4,765	4,678
Southeastern Ohio Port Authority Revenue 5.00%, 12/1/21	1,150	1,177
5.00%, 12/1/25, Continuously Callable @100	1,000	1,056
State of Ohio Revenue 1.10%, 11/1/35, (c)	13,000	12,932
Series A, 5.00%, 1/15/30	1,000	1,209
		37,587
Oklahoma (1.0%):
Muskogee Industrial Trust Revenue 4.00%, 9/1/28	2,500	2,862
4.00%, 9/1/29	3,010	3,472
Oklahoma Development Finance Authority Revenue Series B, 5.00%, 8/15/23	500	552
Series B, 5.00%, 8/15/24	600	677
Series B, 5.00%, 8/15/25	550	632
Oklahoma Municipal Power Authority Revenue, Series A, 5.10% (MUNIPSA+39bps), 1/1/23 (a)	4,570	4,577
		12,772
Pennsylvania (7.3%):
Bethlehem Authority Revenue (INS — Build America Mutual Assurance Co.), 5.00%, 11/15/20	1,000	1,023
Chester County IDA Revenue, 3.75%, 10/1/24	595	617
Coatesville School District, GO, 8/15/20 (g)	5,305	5,271
Coatesville School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 8/1/24	1,000	1,137
5.00%, 8/1/25	800	930
Commonwealth Financing Authority Revenue, 5.00%, 6/1/26	2,000	2,349
County of Lehigh Revenue 5.00%, 7/1/28	1,750	2,123
5.00%, 7/1/29	2,000	2,462
Cumberland County Municipal Authority Revenue, Series C-6, 3.25%, 12/1/22, Continuously Callable @101	1,715	1,720

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Geisinger Authority Revenue, 1.70% (LIBOR01M+107bps), 6/1/28, (Put Date 6/1/24) (a) (b)	$7,000	$7,123
General Authority of Southcentral Pennsylvania Revenue, 5.31% (MUNIPSA+60bps), 6/1/49, Callable 6/1/23 @ 100 (a)	6,000	5,943
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue, 5.00%, 7/1/22	1,595	1,661
Luzerne County IDA Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/15/25	550	641
5.00%, 12/15/26, Continuously Callable @100	500	581
5.00%, 12/15/27, Continuously Callable @100	1,000	1,161
Montgomery County Higher Education & Health Authority Revenue, 5.43% (MUNIPSA+72bps), 9/1/51, (Put Date 9/1/23) (a) (b)	6,250	6,250
Montgomery County IDA Revenue, Series A, 2.60%, 3/1/34, (Put Date 9/1/20) (b) (c)	5,000	5,024
Northampton County General Purpose Authority Revenue 6.11% (MUNIPSA+140bps), 8/15/43, (Put Date 8/15/20) (a) (b)	7,000	6,999
2.15% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (a) (b)	1,855	1,835
Pennsylvania Higher Educational Facilities Authority Revenue Series A, 5.00%, 7/15/20	600	606
Series A, 5.00%, 7/15/21	1,090	1,139
Pennsylvania Turnpike Commission Revenue Series B, 5.98% (MUNIPSA+127bps), 12/1/20, Callable 6/1/20 @ 100 (a)	6,000	6,053
Series B-1, 5.69% (MUNIPSA+98bps), 12/1/21, Callable 6/1/21 @ 100 (a)	6,500	6,536
School District of Philadelphia, GO Series D, 5.00%, 9/1/21	5,000	5,257
Series D, 5.00%, 9/1/22	5,500	5,977
Scranton School District, GO 1.92% (LIBOR01M+85bps), 4/1/31, (Put Date 4/1/21) (a) (b)	6,715	6,749
Series A, 5.00%, 6/1/23	2,435	2,696
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (b) (c)	1,700	1,892
West Mifflin School District, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/21	1,570	1,613
		93,368
Puerto Rico (0.1%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority Revenue, 4.00%, 4/1/20	700	700
South Carolina (0.7%):
Patriots Energy Group Financing Agency Revenue, Series B, 1.92% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (a) (b)	10,000	9,600
South Dakota (0.3%):
South Dakota Health & Educational Facilities Authority Revenue, Series B, 6.00%, 11/1/20, Continuously Callable @100 (c)	4,220	4,220
Texas (5.2%):
Austin Convention Enterprises, Inc. Revenue 5.00%, 1/1/24	1,100	1,127
5.00%, 1/1/25	400	411
5.00%, 1/1/27	400	409

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Decatur Hospital Authority Revenue Series A, 5.00%, 9/1/21	$700	$728
Series A, 5.00%, 9/1/24	780	867
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 7/1/49, (Put Date 12/1/26) (b) (c)	1,400	1,680
5.28% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (a) (b)	1,670	1,672
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.) 3.00%, 3/1/21	565	572
3.00%, 3/1/22	650	667
3.00%, 3/1/23	520	541
Irving Hospital Authority Revenue, 5.81% (MUNIPSA+110bps), 10/15/44, (Put Date 10/15/23) (a) (b)	1,750	1,750
Karnes County Hospital District Revenue, 5.00%, 2/1/24	2,455	2,632
Matagorda County Navigation District No. 1 Revenue, 2.60%, 11/1/29	4,000	4,163
New Hope Cultural Education Facilities Finance Corp. Revenue Series A, 5.00%, 7/1/23	1,250	1,151
Series A, 5.00%, 7/1/24	2,300	2,118
Series A, 5.00%, 7/1/25	2,135	1,966
Northside Independent School District, GO (NBGA — Texas Permanent School Fund), 2.12%, 8/1/40, (Put Date 8/1/20) (b) (c)	8,860	8,887
Port of Port Arthur Navigation District Revenue 1.50%, 4/1/40, Continuously Callable @100 (c)	870	870
7.50%, 11/1/40, Continuously Callable @100 (c) (f)	7,000	7,000
6.25%, 11/1/40, Continuously Callable @100 (c)	20,105	20,105
Red River Authority Revenue (INS — National Public Finance Guarantee Corp.), 4.45%, 6/1/20	7,175	7,206
		66,522
Virginia (0.6%):
Chesapeake Bay Bridge & Tunnel District Revenue, 5.00%, 11/1/23	5,140	5,610
Marquis Community Development Authority Revenue, 9/1/45 (c) (d) (j) (k)	1,074	456
Marquis Community Development Authority Tax Allocation Series A, 5.10%, 9/1/36 (j)	3,506	1,481
Series C, 9/1/41 (g) (h) (j)	5,111	236
		7,783
Washington (0.4%):
Washington Health Care Facilities Authority Revenue 5.00%, 8/15/26	2,000	2,382
5.00%, 8/15/27	2,175	2,632
		5,014
Wisconsin (0.8%):
Public Finance Authority Revenue 4.00%, 9/1/24 (d)	1,395	1,410
5.00%, 4/1/30 (d)	500	541

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority Revenue 2.25%, 11/1/26, Continuously Callable @100	$3,000	$2,890
2.55%, 11/1/27, Continuously Callable @100	1,500	1,441
4.00%, 3/15/30	400	467
5.36% (MUNIPSA+65bps), 8/15/54, (Put Date 7/31/24) (a) (b)	1,700	1,717
Series C, 5.00%, 8/15/21	1,200	1,258
		9,724
Total Municipal Bonds (Cost $1,267,150)		1,260,277
Total Investments (Cost $1,271,175) — 98.5%		1,262,330
Other assets in excess of liabilities — 1.5%		19,713
NET ASSETS — 100.00%		$1,282,043

(a)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2020.

(b)  Put Bond.

(c)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, the fair value of these securities was $135,586 (thousands) and amounted to 10.6% of net assets.

(e)  Security purchased on a when-issued basis.

(f)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(g)  Zero-coupon bond.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, illiquid securities were 0.2% of the Fund's net assets.

(i)  Amount is less than $1 thousand.

(j)  This security is classified as Level 3 within the fair value hierarchy (See Note 2)

(k)  Stepped-coupon security converts to coupon form on September 21, 2021 with a rate of 7.5%.

bps — Basis points

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of March 31, 2020, based on the last reset date of the security

LOC — Line Letter of Credit

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2020

MUNIPSA — Municipal Swap Index

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Short-Term Fund
Assets:
Investments, at value (Cost $1,271,175)	$1,262,330
Cash	106
Receivables:
Interest and dividends	9,836
Capital shares issued	683
Investments sold	16,850
From Adviser	1
Prepaid expenses	2
Total assets	1,289,808
Liabilities:
Payables:
Distributions	490
Investments purchased	5,721
Capital shares redeemed	929
Accrued expenses and other payables:
Investment advisory fees	313
Administration fees	168
Custodian fees	1
Transfer agent fees	77
Compliance fees	1
Trustees' fees	2
12b-1 fees	1
Other accrued expenses	62
Total liabilities	7,765
Net Assets:
Capital	1,316,996
Total distributable earnings/(loss)	(34,953)
Net assets	$1,282,043
Net Assets
Fund Shares	$1,271,899
Adviser Shares	10,144
Total	$1,282,043
Shares (unlimited number of shares authorized with no par value):
Fund Shares	123,202
Adviser Shares	981
Total	124,183
Net asset value, offering and redemption price per share: (a)
Fund Shares	$10.32
Adviser Shares	$10.34

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA Tax Exempt Short-Term Fund
Investment Income:
Interest	$32,516
Total income	32,516
Expenses:
Investment advisory fees	4,102
Professional fees	6
Administration fees — Fund Shares	2,124
Administration fees — Adviser Shares	16
Sub-Administration fees	15
12b-1 fees — Adviser Shares	27
Custodian fees	91
Transfer agent fees — Fund Shares	696
Transfer agent fees — Adviser Shares	3
Trustees' fees	44
Compliance fees	6
Legal and audit fees	66
State registration and filing fees	50
Interest expense on interfund lending	— (a)
Other expenses	114
Total expenses	7,360
Expenses waived/reimbursed by Adviser	(10)
Expenses waived/reimbursed by AMCO	(10)
Net expenses	7,340
Net Investment Income (Loss)	25,176
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities transactions	(2,484)
Net change in unrealized appreciation/depreciation on investment securities	(17,785)
Net realized/unrealized gains (losses) on investments	(20,269)
Change in net assets resulting from operations	$4,907

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Short-Term Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$25,176	$27,957
Net realized gains (losses) from investments	(2,484)	(4,305)
Net change in unrealized appreciation/depreciation on investments	(17,785)	14,543
Change in net assets resulting from operations	4,907	38,195
Distributions to Shareholders:
Fund Shares	(24,970)	(27,546)
Adviser Shares	(167)	(168)
Change in net assets resulting from distributions to shareholders	(25,137)	(27,714)
Change in net assets resulting from capital transactions	(198,223)	(72,328)
Change in net assets	(218,453)	(61,847)
Net Assets:
Beginning of period	1,500,496	1,562,343
End of period	$1,282,043	$1,500,496
Capital Transactions:
Fund Shares
Proceeds from shares issued	$175,721	$275,176
Distributions reinvested	19,688	21,955
Cost of shares redeemed	(393,239)	(368,806)
Total Fund Shares	$(197,830)	$(71,675)
Adviser Shares
Proceeds from shares issued	$15,776	$20,399
Distributions reinvested	127	139
Cost of shares redeemed	(16,296)	(21,191)
Total Adviser Shares	$(393)	$(653)
Change in net assets resulting from capital transactions	$(198,223)	$(72,328)
Share Transactions:
Fund Shares
Issued	16,721	26,365
Reinvested	1,874	2,103
Redeemed	(37,505)	(35,346)
Total Fund Shares	(18,910)	(6,878)
Adviser Shares
Issued	1,497	1,949
Reinvested	12	13
Redeemed	(1,548)	(2,031)
Total Adviser Shares	(39)	(69)
Change in Shares	(18,949)	(6,947)
See notes to financial statements.

25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Short-Term Fund
Fund Shares
Year Ended March 31, 2020	$10.48	0.19	(c)	(0.16)	0.03	(0.19)	(0.19)
Year Ended March 31, 2019	$10.41	0.19		0.07	0.26	(0.19)	(0.19)
Year Ended March 31, 2018	$10.45	0.16		(0.03)	0.13	(0.17)	(0.17)
Year Ended March 31, 2017	$10.59	0.15		(0.14)	0.01	(0.15)	(0.15)
Year Ended March 31, 2016	$10.68	0.16		(0.09)	0.07	(0.16)	(0.16)
Adviser Shares
Year Ended March 31, 2020	$10.49	0.16	(c)	(0.15)	0.01	(0.16)	(0.16)
Year Ended March 31, 2019	$10.42	0.17		0.06	0.23	(0.16)	(0.16)
Year Ended March 31, 2018	$10.46	0.13		(0.03)	0.10	(0.14)	(0.14)
Year Ended March 31, 2017	$10.59	0.12		(0.13)	(0.01)	(0.12)	(0.12)
Year Ended March 31, 2016	$10.67	0.13		(0.08)	0.05	(0.13)	(0.13)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal years ended 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average shares method.

(d)  Prior to August 1, 2018, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average daily net assets.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Tax Exempt Short-Term Fund
Fund Shares
Year Ended March 31, 2020	—		$10.32	0.23%	0.51%		1.77%	0.51%	$1,271,899	54%
Year Ended March 31, 2019	—		$10.48	2.52%	0.52%		1.84%	0.52%	$1,489,789	31%
Year Ended March 31, 2018	—		$10.41	1.21%	0.51%		1.57%	0.51%	$1,550,994	25%
Year Ended March 31, 2017	—		$10.45	0.09%	0.54%		1.43%	0.54%	$1,669,691	34%
Year Ended March 31, 2016	—		$10.59	0.62%	0.55%		1.47%	0.55%	$1,760,074	25%
Adviser Shares
Year Ended March 31, 2020	—		$10.34	0.09%	0.75%		1.54%	0.93%	$10,144	54%
Year Ended March 31, 2019	—		$10.49	2.27%	0.77	%(d)	1.56%	0.92%	$10,707	31%
Year Ended March 31, 2018	—		$10.42	0.91%	0.80%		1.27%	0.83%	$11,349	25%
Year Ended March 31, 2017	—		$10.46	(0.08)%	0.80%		1.16%	0.81%	$32,191	34%
Year Ended March 31, 2016	—	(e)	$10.59	0.46%	0.80%		1.17%	0.83%	$31,017	25%

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Short-Term Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,053	$—	$—	$2,053
Municipal Bonds	—	1,258,104	2,173	1,260,277
Total	$2,053	$1,258,104	$2,173	$1,262,330

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, distribution and service 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$67,270	$104,625	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$630,079	$859,715

There were no purchases and sales of U.S. government securities during the year ended March 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, was $3,069 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Short Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2019 through June 30, 2019, the performance adjustment for Fund Shares was $106 thousand and 0.01% of net assets. The Advisor Shares did not incur any performance adjustment. Base fees incurred and paid to AMCO from April 1, 2019 through June 30, 2019, were $1,033 thousand and reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from July 1, 2019 through March 31, 2020, are $1,575 and $11 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from April 1, 2019 through June 30, 2019, were $549 and $5 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub- Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $554 and $2 thousand for the Fund Shares and Adviser Shares, respectively. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $163 and $1 thousand for the Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through March 31, 2020, are $20 thousand and reflected on the Statement of Operations as 12b-1 fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from April 1, 2019 through June 30, 2019, were $7 thousand and reflected on the Statement of Operations as 12b-1 fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Effective July 1, 2019 through March 31, 2020, the expense limits (excluding voluntary waivers) are 0.51% and 0.75% for the Fund Shares and Adviser Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 03/31/2023
$10

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.75% of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period April 1, 2019 through June 30, 2019, amounts reimbursed by the Adviser Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $3 thousand.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
$—	$3,000	1	2.46%	$3,000

*  For the year ended March 31,2020, based on the number of days borrowings were outstanding.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Borrower	$—	$6,463	5	2.13%	$9,821

*For the year ended March 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020		Year Ended March 31, 2019
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$25,137	$25,137	$27,714	$27,714

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$2,425	$(2,445)	$(26,088)	$(8,845)	$(34,953)

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

At March 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,113	$23,975	$26,088

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
1,271,175	9,638	(18,483)	(8,845)

8. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

9. Subsequent Events:

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change is expected to be effective in late June 2020 ("Redesignation Date").

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the net asset value per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 12 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Short-Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Short-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

39

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
Fund Shares	$1,000.00	$991.40	$1,022.45	$2.54	$2.58	0.51%
Adviser Shares	1,000.00	991.10	1,021.25	3.73	3.79	0.75%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

43

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

44

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

45

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

46

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020:

Tax Exempt Income Amount*
100.00%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

47

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

40856-0520

MARCH 31, 2020

Annual Report

USAA Virginia Bond Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	9
Financial Statements
Schedule of Portfolio Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Supplemental Information (Unaudited)
Expense Example	36
Proxy Voting and Portfolio Holdings Information	36
Trustees' and Officers' Information	37
Additional Federal Income Tax Information	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

If there were ever a time that illustrated the dynamic and unpredictable nature of financial markets—and life in general—it would be the strange days of early 2020. The spread of COVID-19 throughout the United States and the world has been an unprecedented event that, among so many other impacts, rendered virtually any economic forecasts unreliable. Seemingly overnight, the sentiment pendulum swung from risk-on to risk-off. We all became familiar with unusual concepts like "social distancing" and "flattening the curve."

Given that wide swaths of the global economy came to an all-stop—an event that has no real precedent—there remains tremendous uncertainty as to the depth and extent of the economic downturn. Making assumptions about the extent of the virus' reach, its impact on consumer behavior and employment, and the speed at which the U.S. government and U.S. Federal Reserve (the "Fed") can revive the economy is educated guesswork at best.

Fortunately, it's not all bad news. We did see markets stabilize as this annual reporting period drew to a close (and in the early weeks of April immediately following). As of the writing of this letter, the array of new lending facilities and programs launched by the Fed generally appear to have had their intended effect of improving liquidity and trading, at least in the short-term. Credit spreads across corporate, high-yield, structured, and municipal bond markets were coaxed down from their highs. Trading in equity markets also appeared to stabilize.

The USAA tax-exempt funds generally performed as would be expected given the unusual market environment. Our tax-exempt funds tend to be more credit heavy, holding more BBB-category rated bonds than the average in our peer groups. Typically, we overweight these credits to provide additional tax-free income to our investors, and these securities tend to underperform in periods of market dislocation when credit spreads widen significantly.

We believe that the volatility in the tax-exempt market reflected the lack of liquidity, rather than any significant credit deterioration. It's important to underscore that the USAA tax-exempt funds entered the crisis with ample liquidity and none have yet had to sell portfolio securities at an inopportune price to achieve a fund's desired level of exposure.

Looking ahead, the economy and the markets remain unpredictable. Yet our investment philosophy—and our resolve—is steadfast. A priority of our fixed-income portfolio managers and analysts is to maintain substantial liquidity, as no one can predict when the crisis will abate and what liquidity needs might be in the meantime.

Through it all, we remain committed to our core competency of evaluating, taking and managing credit risk, and we continue to build portfolios bond-by-bond. We believe the recent environment, though breathtaking in its volatility, provides extraordinary buying opportunities that may help us lock in higher tax-free yields for our investors.

If you have questions about the current market dynamics or your specific portfolio or investment plan, please give one of our financial representatives a call. They can

2

help ensure that you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

From all of us here at USAA Funds, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust

USAA Virginia Bond Fund

Manager's Commentary

(Unaudited)

John C. Bonnell, CFA

Regina G. Conklin, CPA, CFA

Andrew R. Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2020, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, market conditions changed drastically during the reporting period.

For the first approximate 11 months of the reporting period, tax-exempt bonds generated strong positive returns. In the second half of calendar year 2019, due to intensifying U.S.-China trade tensions and global economic weakness, the U.S. Federal Reserve (the "Fed") cut the target federal funds rate from a range of 2.25%-2.50% to a target range of 1.50%-1.75%. Municipal bond AAA rates followed suit by generally falling for the majority of the reporting period, reaching their lows on March 9, 2020. Tax-exempt bonds also benefited from supply-and-demand dynamics during the first approximate 11 months of the reporting period. Supply was tight, as new issuance failed to keep pace with demand. Demand was intense, as municipal bond mutual funds saw inflows every week during the reporting period up to early March. In late February and early March, as the emergence of a novel coronavirus (COVID-19) raised fears about a potential U.S. economic slowdown, municipal bonds held up well compared to other segments of the fixed income market.

That all changed on March 10, 2020. For the next 10 days, interest rates rose quickly and significantly along the municipal yield curve amid record outflows from municipal bond mutual funds. The trend reversed on March 20, and municipal bond yields fell sharply, finishing the reporting period below their starting points. Over this period, the 3-year AAA municipal bond rate started at 0.50% on March 9, rose to 2.75% on March 20, and fell to 1.11% on March 31 (after starting the reporting period at 1.54% on April 1, 2019). Municipal bond credit spreads (yield differentials between municipal bonds with similar maturities but different credit ratings) widened in March 2020, with spreads on lower-rated municipal securities widening the most. Rating agencies placed entire municipal bond sectors on credit watch because of a potential economic slowdown driven by the shutdowns, lockdowns, and self-quarantines that had been instituted to slow the spread of COVID-19. The Fed responded with unprecedented actions, slashing the target federal funds rate to a range of between zero and 0.25%, implementing quantitative easing and credit support programs, and offering assistance to state and municipal governments. The Fed also has said it will do what it takes to keep financial markets — including the municipal bond market — fully functioning.

4

USAA Mutual Funds Trust

USAA Virginia Bond Fund (continued)

•  How did the USAA Virginia Bond Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2020, the Fund Shares and Adviser Shares had a total return of 2.39% and 2.14%, respectively, versus an average return of 2.58% for the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 2.77% for the Lipper Virginia Municipal Debt Funds Index and 3.85% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 2.77% and 2.52%, respectively, compared to the Lipper category average of 2.49%.

•  What are the conditions in the commonwealth of Virginia?

The Commonwealth of Virginia enjoyed strong revenue growth for the first half of fiscal 2020 (fiscal year ends June 30). Heading into the last half of the fiscal year the state was seemingly well positioned with ample reserves and a balanced upcoming biennium budget proposed. Now the commonwealth (along with the rest of the country) faces wide ranging economic and fiscal challenges related to COVID-19, from spikes in unemployment to major declines in key revenue streams. In response to COVID-19, Virginia Governor Ralph Northam issued a statewide Stay at Home Order and froze all new spending in the state budget. We believe that the ultimate impact on Virginia's fiscal position will depend on both the duration of this unprecedented economic shutdown, and the amount Virginia receives from the $2 trillion coronavirus financial rescue bill passed by Congress. The Commonwealth expects to receive roughly $2 billion and Virginia local governments $1.5 billion from the bill.

We believe that Virginia is well positioned to handle near term cash flow volatility given the very healthy level of reserves the state has been able to amass over the past several years, coupled with strong access to liquidity. As of mid-March, the state had an estimated $1.6 billion in operational reserves (equal to about 7% of the year's expenditures). Continued fiscal restraint and prudent management will be key to navigating the remainder of fiscal 2020 and beyond. Presently, Virginia remains rated AAA by all three credit-rating agencies.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to

5

USAA Mutual Funds Trust

USAA Virginia Bond Fund (continued)

recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

6

USAA Mutual Funds Trust

USAA Virginia Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2020

	Fund Shares	Adviser Shares
INCEPTION DATE	10/10/90	8/1/10
	Net Asset Value	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Lipper Virginia Municipal Debt Funds Index[2]
One Year	2.39%	2.14%	3.85%	2.77%
Five Year	2.64%	2.39%	3.19%	2.32%
Ten Year	3.89%	N/A	4.15%	3.34%
Since Inception	NA	3.56%	NA	NA

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Virginia Bond Fund — Growth of $10,000

1The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

2The unmanaged Lipper Virginia Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

USAA Mutual Funds Trust

USAA Virginia Bond Fund (continued)

Average Annual Compounded Returns with Reinvestment of Dividends — Periods Ended March 31, 2020

	Total Return	=	Dividend Return	+	Price Change
10 Years	3.89%	=	3.60%	+	0.29%
5 Years	2.64%	=	3.11%	+	–0.47%
1 Year	2.39%	=	2.74%	+	–0.35%

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

Annual Total Returns and Compounded Dividend Returns for
the One-Year Periods Ended March 31, 2011-March 31, 2020

Note the role that dividend returns play in the Fund Shares' total return over time. Share prices and dividend rates will vary from period to period. However, dividend returns generally are more consistent and less volatile than share prices.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

8

USAA Mutual Funds Trust USAA Virginia Bond Fund	March 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

Top 10 Industries

March 31, 2020

(% of Net Assets)

Hospital	20.9%
Education	15.8%
Appropriated Debt	10.0%
Multifamily Housing	8.8%
Escrowed Bonds	7.4%
Water/Sewer Utility	5.6%
Nursing/CCRC	5.5%
Toll Road	5.2%
General Obligation	4.2%
Special Assessment/Tax/Fee	3.9%

Refer to the Schedule of Portfolio of Investments for a complete list of securities.

9

USAA Mutual Funds Trust USAA Virginia Bond Fund (continued)	March 31, 2020

  (Unaudited)

Portfolio Ratings Mix*
March 31, 2020
(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investmentgrade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

* Does not include futures and money market instruments.

10

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (101.8%)
Virginia (93.9%):
Amherst IDA Revenue 5.00%, 9/1/26, Continuously Callable @100	$1,795	$1,751
4.75%, 9/1/30, Continuously Callable @100	2,000	1,869
Arlington County IDA Revenue 5.00%, 7/1/31, Continuously Callable @100 (a)	15,000	15,125
5.00%, 2/15/43, Continuously Callable @100	1,775	2,102
Capital Region Airport Commission Revenue Series A, 4.00%, 7/1/36, Continuously Callable @100	700	745
Series A, 4.00%, 7/1/38, Continuously Callable @100	750	796
Charles City County Economic Development Authority Revenue, Series A, 2.88%, 2/1/29, Continuously Callable @101	10,000	10,057
Chesapeake Bay Bridge & Tunnel District Revenue 5.50%, 7/1/25	5,000	5,915
5.00%, 7/1/51, Continuously Callable @100	9,240	10,252
Chesapeake Bay Bridge & Tunnel District Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/41, Continuously Callable @100	5,000	5,636
Chesapeake Hospital Authority Revenue 4.00%, 7/1/39, Continuously Callable @100	1,000	1,106
4.00%, 7/1/43, Continuously Callable @100	4,000	4,364
City of Chesapeake Expressway Toll Road Revenue 7/15/32, Continuously Callable @100 (c)	6,520	6,214
7/15/40, Continuously Callable @100 (d)	3,000	2,813
City of Lynchburg, GO, 4.00%, 6/1/44, Continuously Callable @100	5,000	5,342
City of Norfolk, GO Series A, 4.00%, 9/1/37, Continuously Callable @100 (e)	2,040	2,419
Series A, 4.00%, 9/1/39, Continuously Callable @100 (e)	1,535	1,804
City of Portsmouth, GO 5.00%, 2/1/33, Pre-refunded 2/1/23 @ 100	880	976
5.00%, 2/1/33, Continuously Callable @100	120	132
City of Richmond Public Utility Revenue 4.00%, 1/15/40, Continuously Callable @100	6,000	6,655
Series A, 5.00%, 1/15/38, Continuously Callable @100	6,000	6,591
City of Richmond, GO Series D, 5.00%, 3/1/32	800	1,088
Series D, 5.00%, 3/1/33	1,000	1,383
Eclipse Funding Trust, GO (LIQ — U.S. Bancorp), Series 2017-0069, 1.20%, 7/15/36, (b) (f)	5,710	5,710
Fairfax County Economic Development Authority Revenue 5.00%, 4/1/47, Continuously Callable @100	4,000	4,557
Series A, 5.00%, 10/1/29, Continuously Callable @100	2,000	2,295
Series A, 5.00%, 10/1/30, Continuously Callable @100	2,000	2,292
Series A, 5.00%, 10/1/31, Continuously Callable @100	2,000	2,289
Series A, 5.00%, 10/1/32, Continuously Callable @100	1,500	1,716
Series A, 5.00%, 12/1/32, Continuously Callable @100	1,500	1,558
Series A, 5.00%, 10/1/33, Continuously Callable @100	2,200	2,515
Series A, 5.00%, 10/1/34, Continuously Callable @100	2,000	2,284
Series A, 5.00%, 10/1/42, Continuously Callable @102	2,250	2,340
Series A, 4.00%, 10/1/42, Continuously Callable @102	2,750	2,612

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 12/1/42, Continuously Callable @100	$2,800	$2,863
Series B, 5.00%, 10/1/35, Continuously Callable @100	2,620	3,169
Series B, 5.00%, 10/1/36, Continuously Callable @100	2,000	2,415
Fairfax County Economic Development Authority Revenue (LOC — SunTrust Bank), 5.02%, 6/1/37, Continuously Callable @100 (b)	1,400	1,400
Fairfax County IDA Revenue 5.00%, 5/15/37, Continuously Callable @100	14,000	14,923
4.00%, 5/15/42, Continuously Callable @100	1,000	1,037
Series A, 4.00%, 5/15/44, Continuously Callable @100	6,900	7,244
Series S, 4.00%, 5/15/48, Continuously Callable @100	1,500	1,615
Front Royal & Warren County IDA Revenue, 4.00%, 1/1/50, Continuously Callable @103	5,000	5,318
Greater Richmond Convention Center Authority Revenue, 5.00%, 6/15/32, Continuously Callable @100	1,500	1,756
Hampton Roads Sanitation District Revenue Series A, 5.00%, 8/1/43, Pre-refunded 8/1/26 @ 100	4,700	5,761
Series B, 4.05%, 8/1/46, Continuously Callable @100 (b)	1,750	1,750
Hampton Roads Transportation Accountability Commission Revenue, Series A, 5.00%, 7/1/52, Continuously Callable @100 (a)	15,000	18,055
Hanover County Economic Development Authority Revenue 5.00%, 7/1/51, Continuously Callable @103	1,200	1,137
Series A, 4.50%, 7/1/30, Continuously Callable @100	2,795	2,691
Series A, 4.50%, 7/1/32, Continuously Callable @100	1,100	1,047
Series A, 5.00%, 7/1/42, Continuously Callable @100	2,000	1,921
Henrico County Economic Development Authority Revenue 5.00%, 6/1/24, Continuously Callable @100	1,200	1,217
4.25%, 6/1/26, Continuously Callable @100	140	140
5.00%, 11/1/30, Pre-refunded 11/1/22 @ 100	2,105	2,308
4.00%, 10/1/35, Continuously Callable @100	2,500	2,503
5.00%, 10/1/37, Continuously Callable @103	2,500	2,789
Lewistown Commerce Center Community Development Authority Tax Allocation 3.63%, 3/1/44, Continuously Callable @103	1,468	1,118
6.05%, 3/1/44, Continuously Callable @103	691	522
Series C, 6.05%, 3/1/54, Continuously Callable @100	2,340	426
Lexington IDA Revenue 4.00%, 1/1/31, Continuously Callable @102	750	743
4.00%, 1/1/37, Continuously Callable @102	1,000	927
5.00%, 1/1/43, Pre-refunded 1/1/22 @ 100	2,000	2,140
5.00%, 1/1/48, Continuously Callable @100	1,000	1,174
Series A, 5.00%, 1/1/42, Continuously Callable @103	1,000	1,005
Series A, 5.00%, 1/1/48, Continuously Callable @103	1,250	1,217
Longwood University Student Housing Project (LIQ — Deutsche Bank A.G.), Series DBE-8039, 3.95%, 1/1/57, Callable 1/1/23 @ 100 (b) (f)	27,000	27,000
Loudoun County Economic Development Authority Revenue 5.00%, 12/1/31, Continuously Callable @100	1,135	1,303
5.00%, 12/1/32, Continuously Callable @100	800	918
5.00%, 12/1/33, Continuously Callable @100	775	888
5.00%, 12/1/34, Continuously Callable @100	805	921
Series C, 5.00%, 2/15/38, Callable 5/1/20 @ 100 (b)	5,410	5,410

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series D, 5.00%, 2/15/38, Callable 5/1/20 @ 100 (b)	$4,320	$4,320
Series E, 5.00%, 2/15/38, Callable 5/1/20 @ 100 (b)	2,100	2,100
Series F, 5.00%, 2/15/38, Callable 5/1/20 @ 100 (b)	9,100	9,100
Lynchburg Economic Development Authority Revenue 5.00%, 9/1/43, Continuously Callable @100	3,000	3,109
Series A, 5.00%, 1/1/47, Continuously Callable @100	2,250	2,522
Lynchburg Economic Development Authority Revenue (LIQ — JPMorgan Chase & Co.), Series 2018-XL0075, 4.86%, 1/1/25 (b) (f)	5,400	5,400
Marquis Community Development Authority of York County Virginia Tax Allocation, Series B, 5.63%, 9/1/41 (k)	3,532	1,492
Marquis Community Development Authority Revenue, 9/1/45 (f) (j) (k)	1,093	464
Marquis Community Development Authority Tax Allocation, Series C, 9/1/41 (h) (i) (k)	5,389	248
Montgomery County Economic Development Authority Revenue Series A, 5.00%, 6/1/35, Pre-refunded 6/1/20 @ 100	5,000	5,033
Series A, 4.00%, 6/1/36, Continuously Callable @100	1,125	1,284
Series A, 4.00%, 6/1/39, Continuously Callable @100	1,750	1,983
Norfolk Airport Authority Revenue, 5.00%, 7/1/43, Continuously Callable @100	2,800	3,392
Norfolk Economic Development Authority Revenue 5.00%, 11/1/30, Pre-refunded 11/1/22 @ 100	1,000	1,100
4.75%, 11/1/34, Continuously Callable @100 (b)	5,000	5,000
Series B, 5.00%, 11/1/43, Continuously Callable @100	3,500	3,727
Series B, 5.00%, 11/1/48, (Put Date 11/1/28) (g)	1,600	1,936
Series B, 4.00%, 11/1/48, Continuously Callable @100	1,100	1,164
Prince Edward County IDA Revenue 4.00%, 9/1/43, Continuously Callable @100	2,250	2,485
5.00%, 9/1/48, Continuously Callable @100	2,055	2,420
Prince William County IDA Revenue 5.50%, 9/1/31, Pre-refunded 9/1/21 @ 100	1,705	1,807
5.50%, 9/1/31, Pre-refunded 9/1/21 @ 100	2,000	2,127
5.50%, 9/1/34, Pre-refunded 9/1/21 @ 100	1,000	1,060
5.00%, 11/1/46, Continuously Callable @100	10,000	10,745
Radford IDA Revenue (NBGA — Fannie Mae), 3.50%, 9/15/29, Continuously Callable @100	4,000	4,166
Rappahannock Regional Jail Authority Revenue 5.00%, 10/1/34, Continuously Callable @100	2,340	2,755
5.00%, 10/1/35, Continuously Callable @100	1,165	1,369
Roanoke Economic Development Authority Revenue 5.00%, 7/1/33, Continuously Callable @100	1,150	1,160
5.00%, 7/1/47 (e)	6,250	8,283
4.00%, 7/1/51, Continuously Callable @100 (e)	5,000	5,409
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,640	1,774
Series A, 5.00%, 9/1/43, Continuously Callable @100	4,060	4,407
Roanoke Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 7/1/38, Pre-refunded 7/1/20 @ 100	110	111
Series B, 5.00%, 7/1/38, Continuously Callable @100	6,890	6,951
Rockingham County Economic Development Authority Revenue 4.00%, 12/1/33, Continuously Callable @100	1,000	998
5.00%, 12/1/39, Continuously Callable @100	2,000	2,121

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Salem Economic Development Authority Revenue 4.00%, 4/1/38, Continuously Callable @100	$250	$281
4.00%, 4/1/39, Continuously Callable @100	225	251
4.00%, 4/1/40, Continuously Callable @100	250	277
4.00%, 4/1/45, Continuously Callable @100	750	813
5.00%, 4/1/49, Continuously Callable @100	910	1,076
Stafford County Economic Development Authority Revenue 5.00%, 6/15/36, Continuously Callable @100	5,900	6,730
4.00%, 6/15/37, Continuously Callable @100	6,495	6,951
Suffolk Redevelopment & Housing Authority Revenue (LIQ — Deutsche Bank A.G.), Series 2019-XF1086, 3.92%, 10/1/59, Callable 1/1/35 @ 101 (b) (f)	20,000	20,000
Tobacco Settlement Financing Corp. Revenue, Series B-1, 5.00%, 6/1/47, Continuously Callable @100	10,000	9,993
University of Virginia Revenue Series A, 5.00%, 6/1/37, Pre-refunded 6/1/23 @ 100	4,405	4,955
Series A, 5.00%, 4/1/42, Continuously Callable @100	4,000	4,861
Series A, 5.00%, 4/1/47, Continuously Callable @100	5,000	6,031
Series A-1, 4.00%, 4/1/45, Continuously Callable @100	5,000	5,456
Series B, 5.00%, 4/1/46, Continuously Callable @100	5,000	6,046
Upper Occoquan Sewage Authority Revenue, 4.00%, 7/1/39, Continuously Callable @100	5,000	5,488
Virginia Beach Development Authority Revenue 5.00%, 9/1/40, Continuously Callable @103	3,250	3,642
5.00%, 9/1/44, Continuously Callable @103	4,865	5,400
Series A, 5.00%, 5/1/29, Continuously Callable @100	1,795	2,056
Virginia College Building Authority Revenue 5.00%, 6/1/29, Continuously Callable @100	5,000	4,408
5.00%, 2/1/31, Continuously Callable @100	10,000	12,482
5.00%, 2/1/32, Continuously Callable @100	4,000	4,979
4.00%, 1/15/33, Continuously Callable @100	965	1,077
4.00%, 1/15/35, Continuously Callable @100	545	594
4.00%, 1/15/36, Continuously Callable @100	650	708
5.00%, 6/1/36, Continuously Callable @100	11,710	9,915
4.00%, 1/15/43, Continuously Callable @100	1,285	1,382
Series A, 5.00%, 9/1/31, Continuously Callable @100	2,725	3,119
Series A, 5.00%, 9/1/32, Continuously Callable @100	5,615	6,425
Series A, 5.00%, 9/1/33, Continuously Callable @100	6,380	7,297
Series A, 4.00%, 2/1/35, Continuously Callable @100	8,000	8,869
Virginia Commonwealth Transportation Board Revenue 5.00%, 3/15/32, Continuously Callable @100	3,350	4,146
5.00%, 9/15/32, Continuously Callable @100	9,190	11,360
4.00%, 5/15/42, Continuously Callable @100	10,000	11,059
Series A, 4.00%, 5/15/36, Continuously Callable @100	2,000	2,282
Virginia Commonwealth University Health System Authority Revenue 4.75%, 7/1/36, Pre-refunded 7/1/21 @ 100	6,315	6,610
4.75%, 7/1/41, Pre-refunded 7/1/21 @ 100	3,000	3,140
5.00%, 7/1/46, Continuously Callable @100	5,500	6,263
Virginia Commonwealth University Revenue Series A, 4.00%, 11/1/37, Continuously Callable @100	750	854
Series A, 5.00%, 11/1/38, Continuously Callable @100	350	426
Series A, 4.00%, 5/1/48, Continuously Callable @100	2,475	2,752

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virginia Housing Development Authority Revenue Series B, 4.50%, 10/1/36, Continuously Callable @100	$3,175	$3,256
Series B, 3.60%, 5/1/46, Continuously Callable @100	7,000	7,351
Virginia Public Building Authority Revenue, Series A, 4.00%, 8/1/30, Continuously Callable @100	4,000	4,706
Virginia Public School Authority Revenue, 5.00%, 8/1/24	10,000	11,624
Virginia Resources Authority Revenue 5.00%, 11/1/32, Continuously Callable @100	985	1,111
5.00%, 11/1/32, Pre-refunded 11/1/23 @ 100	45	51
5.00%, 11/1/40, Pre-refunded 11/1/20 @ 100	1,270	1,300
5.00%, 11/1/40, Continuously Callable @100	165	169
4.00%, 11/1/41, Continuously Callable @100	7,310	7,713
4.00%, 11/1/49, Continuously Callable @100	6,700	7,749
Virginia Resources Authority Revenue (LIQ — JPMorgan Chase & Co.), Series 2016-XF0453, 4.76%, 5/1/21 (b) (f)	5,000	5,000
Virginia Small Business Financing Authority Revenue 5.00%, 4/1/25, Continuously Callable @100	420	420
5.25%, 4/1/26, Continuously Callable @100	185	185
5.50%, 4/1/28, Continuously Callable @100	855	855
5.50%, 4/1/33, Continuously Callable @100	750	750
4.00%, 11/1/39, Continuously Callable @100	2,550	2,769
5.00%, 11/1/40, Continuously Callable @100	11,945	11,975
Virginia Small Business Financing Authority Revenue (LOC — Bank of America Corp.), 0.90%, 7/1/30 (b)	1,645	1,645
Virginia Small Business Financing Authority Revenue (LOC — Wells Fargo & Co.), 3.72%, 7/1/42, Continuously Callable @100 (b)	2,500	2,500
Washington County IDA Revenue 5.25%, 8/1/30, Pre-refunded 8/1/20 @ 100	2,165	2,196
5.50%, 8/1/40, Pre-refunded 8/1/20 @ 100	2,160	2,192
Western Regional Jail Authority Revenue 5.00%, 12/1/35, Continuously Callable @100	1,540	1,853
5.00%, 12/1/35, Pre-refunded 12/1/26 @ 100	1,545	1,902
5.00%, 12/1/38, Pre-refunded 12/1/26 @ 100	1,000	1,231
5.00%, 12/1/38, Continuously Callable @100	1,000	1,196
Winchester Economic Development Authority Revenue 5.00%, 1/1/44, Continuously Callable @100	3,250	3,663
Series S, 5.00%, 1/1/44, Continuously Callable @100	3,250	3,570
Wise County IDA Revenue, Series 2009-A, 2.15%, 10/1/40, (Put Date 9/1/20) (g)	5,000	5,016
		661,998
District of Columbia (2.7%):
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 5.00%, 10/1/53, Continuously Callable @100	4,000	4,105
4.00%, 10/1/53, Continuously Callable @100	1,500	1,519
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,500	1,725
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 10/1/30 (i)	5,500	4,144
Metropolitan Washington Airports Authority Revenue (LOC — TD Bank N.A.), Series D-2, 0.86%, 10/1/39, Continuously Callable @100 (b)	1,800	1,800

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Washington Metropolitan Area Transit Authority Revenue, 5.00%, 7/1/43, Continuously Callable @100	$5,000	$5,756
		19,049
Guam (5.2%):
Antonio B. Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.75%, 10/1/43, Continuously Callable @100	1,255	1,391
Guam Government Waterworks Authority Revenue 5.00%, 7/1/37, Continuously Callable @100	1,000	1,012
5.00%, 7/1/40, Continuously Callable @100	3,250	3,266
5.50%, 7/1/43, Continuously Callable @100	4,000	4,061
Series A, 5.00%, 7/1/35, Continuously Callable @100	2,850	2,875
Guam Power Authority Revenue Series A, 5.00%, 10/1/31, Continuously Callable @100	500	511
Series A, 5.00%, 10/1/34, Continuously Callable @100	1,000	1,008
Series A, 5.00%, 10/1/40, Continuously Callable @100	4,000	4,025
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/39, Continuously Callable @100	750	754
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,000	997
Port Authority of Guam Revenue Bonds, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,365
Territory of Guam Revenue Series A, 5.00%, 12/1/46, Continuously Callable @100	1,250	1,180
Series B-1, 5.00%, 1/1/42, Continuously Callable @100	1,500	1,452
Series D, 5.00%, 11/15/39, Continuously Callable @100	2,000	1,958
Territory of Guam Revenue (LOC — Barclays Bank PLC), Series 2017-XF2510, 5.00%, 12/1/46, Callable 12/1/26 @ 100 (b) (f)	10,870	10,870
		36,725
Total Municipal Bonds (Cost $705,818)		717,772
Total Investments (Cost $705,818) — 101.8%		717,772
Liabilities in excess of other assets — (1.8%)		(12,593)
NET ASSETS — 100.00%		$705,179

(a)  All or a portion of this security has been designated as collateral for securities purchased on a when-issued basis.

(b)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Stepped-coupon security converts to coupon form on 07/15/23 with a rate of 4.88%.

(d)  Stepped-coupon security converts to coupon form on 09/01/21 with a rate of 7.5%.

(e)  Security purchased on a when-issued basis.

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2020

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, the fair value of these securities was $74,444 (thousands) and amounted to 10.6% of net assets.

(g)  Put Bond.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2020, illiquid securities were less than 0.05% of the Fund's net assets.

(i)  Zero-coupon bond.

(j)  Stepped-coupon security converts to coupon form on 09/01/2020 with a rate of 7.50%.

(k)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

GO — General Obligation

IDA — Industrial Development Authority

LOC — Line Letter of Credit

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Virginia Bond Fund
Assets:
Investments, at value (Cost $705,818)	$717,772
Cash	2,585
Receivables:
Interest	7,683
Capital shares issued	143
From Adviser	1
Prepaid expenses	2
Total Assets	728,186
Liabilities:
Payables:
Distributions	286
Investments purchased	21,646
Capital shares redeemed	676
Accrued expenses and other payables:
Investment advisory fees	196
Administration fees	92
Custodian fees	6
Transfer agent fees	28
Compliance fees	—	(a)
Trustees' fees	2
12b-1 fees	2
Other accrued expenses	73
Total Liabilities	23,007
Net Assets:
Capital	702,730
Total distributable earnings/(loss)	2,449
Net Assets	$705,179
Net Assets
Fund Shares	$685,508
Adviser Shares	19,671
Total	$705,179
Shares (unlimited number of shares authorized with no par value):
Fund Shares	60,886
Adviser Shares	1,748
Total	62,634
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.26
Adviser Shares	$11.25

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2020

(Amounts in Thousands)

USAA Virginia Bond Fund
Investment Income:
Interest	$23,501
Total Income	23,501
Expenses:
Investment advisory fees	2,319
Professional fees	3
Administration fees — Fund Shares	1,055
Administration fees — Adviser Shares	30
Sub-Administration fees	15
12b-1 fees — Adviser Shares	50
Custodian fees	56
Transfer agent fees — Fund Shares	200
Transfer agent fees — Adviser Shares	9
Trustees' fees	44
Compliance fees	3
Legal and audit fees	70
State registration and filing fees	1
Interest expense on Interfund lending	1
Other expenses	175
Total Expenses	4,031
Expenses waived/reimbursed by Adviser	(1)
Expenses waived/reimbursed by AMCO	(3)
Net Expenses	4,027
Net Investment Income (Loss)	19,474
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	380
Net change in unrealized appreciation/depreciation on investment securities	(4,249)
Net realized/unrealized gains (losses) on investments	(3,869)
Change in net assets resulting from operations	$15,605

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Virginia Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
From Investments:
Operations:
Net investment income (loss)	$19,474	$20,502
Net realized gains (losses) from investments	380	(3,552)
Net change in unrealized appreciation/depreciation on investments	(4,249)	11,703
Change in net assets resulting from operations	15,605	28,653
Distributions to Shareholders:
Fund Shares	(19,127)	(19,922)
Adviser Shares	(493)	(542)
Change in net assets resulting from distributions to shareholders	(19,620)	(20,464)
Change in net assets resulting from capital transactions	17,564	(3,225)
Change in net assets	13,549	4,964
Net Assets:
Beginning of period	691,630	686,666
End of period	$705,179	$691,630
Capital Transactions:
Fund Shares
Proceeds from shares issued	$92,819	$72,506
Distributions reinvested	15,757	16,145
Cost of shares redeemed	(91,351)	(91,196)
Total Fund Shares	$17,225	$(2,545)
Adviser Shares
Proceeds from shares issued	$3,929	$2,637
Distributions reinvested	482	534
Cost of shares redeemed	(4,072)	(3,851)
Total Adviser Shares	$339	$(680)
Change in net assets resulting from capital transactions	$17,564	$(3,225)
Share Transactions:
Fund Shares
Issued	8,111	6,513
Reinvested	1,374	1,451
Redeemed	(8,081)	(8,217)
Total Fund Shares	1,404	(253)
Adviser Shares
Issued	343	237
Reinvested	42	48
Redeemed	(358)	(347)
Total Adviser Shares	27	(62)
Change in Shares	1,431	(315)

See notes to financial statements.

20

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21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Virginia Bond Fund
Fund Shares
Year Ended March 31, 2020	$11.30	0.31	(c)	(0.04)	0.27	(0.31)	(0.31)
Year Ended March 31, 2019	$11.16	0.34		0.14	0.48	(0.34)	(0.34)
Year Ended March 31, 2018	$11.21	0.34		(0.05)	0.29	(0.34)	(0.34)
Year Ended March 31, 2017	$11.52	0.35		(0.31)	0.04	(0.35)	(0.35)
Year Ended March 31, 2016	$11.53	0.41		(0.01)	0.40	(0.41)	(0.41)
Adviser Shares
Year Ended March 31, 2020	$11.29	0.28	(c)	(0.04)	0.24	(0.28)	(0.28)
Year Ended March 31, 2019	$11.16	0.32		0.12	0.44	(0.31)	(0.31)
Year Ended March 31, 2018	$11.20	0.31		(0.04)	0.27	(0.31)	(0.31)
Year Ended March 31, 2017	$11.51	0.33		(0.31)	0.02	(0.33)	(0.33)
Year Ended March 31, 2016	$11.53	0.38		(0.02)	0.36	(0.38)	(0.38)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal years ended 2017 and 2016. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Amount is less than $0.005 per share.

(e)  Effective October 12, 2017, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average daily net assets.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption fees added to beneficial interests		Net Asset Value, End of Period	Total Return*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Virginia Bond Fund
Fund Shares
Year Ended March 31, 2020	—		$11.26	2.39%	0.55%		2.70%	0.55%	$685,508	24%
Year Ended March 31, 2019	—		$11.30	4.36%	0.59%		3.03%	0.59%	$672,191	9%
Year Ended March 31, 2018	—		$11.16	2.56%	0.56%		2.98%	0.56%	$666,772	11%
Year Ended March 31, 2017	—		$11.21	0.36%	0.58%		3.10%	0.58%	$658,452	13%
Year Ended March 31, 2016	—		$11.52	3.58%	0.60%		3.57%	0.60%	$648,913	3%
Adviser Shares
Year Ended March 31, 2020	—		$11.25	2.14%	0.80%		2.46%	0.82%	$19,671	24%
Year Ended March 31, 2019	—		$11.29	4.05%	0.80%		2.82%	0.86%	$19,439	9%
Year Ended March 31, 2018	—	(d)	$11.16	2.42%	0.79	%(e)	2.76%	0.81%	$19,894	11%
Year Ended March 31, 2017	—		$11.20	0.12%	0.81%		2.85%	0.81%	$25,496	13%
Year Ended March 31, 2016	—	(d)	$11.51	3.24%	0.84%		3.34%	0.84%	$22,951	3%

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Virginia Bond Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Adviser Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Trust's Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$715,568	$2,204	$717,772
Total	$—	$715,568	$2,204	$717,772

For the year ended March 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, distribution and service 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$13,840	$—	$—

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$167,815	$164,469

There were no purchases and sales of U.S. government securities during the year ended March 31, 2020.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly, is computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. The amount incurred and paid to VCM from July 1, 2019 through March 31, 2020, are $1,759 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly, was computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July, 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Virginia Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.
27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

For the period April 1, 2019 through June 30, 2019, performance adjustments for Fund Shares and Adviser Shares were $72 and $2 thousand, respectively, and 0.01% and 0.01% of net assets, respectively. Base fees incurred and paid to AMCO from April 1, 2019 through June 30, 2019, were $560 thousand and reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from July 1, 2019 through March 31, 2020, are $801 and $23 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. Amounts incurred from April 1, 2019 through June 30, 2019, were $254 and $7 thousand for Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. The amount incurred during the period from July 1, 2019 through March 31, 2020, is reflected on the Statement of Operations as Sub-Administration fees.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO. Amounts reimbursed by the Fund to AMCO for these compliance and legal services are presented on the Statement of Operations as Professional fees.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")) provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through March 31, 2020, was $151 and $7 thousand for the Fund Shares and Adviser Shares, respectively. Amounts incurred and paid to SAS from April 1, 2019 through June 30, 2019, was $49 and $2 thousand for the Fund Shares and Adviser Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer agent fees.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distribution and Service 12b-1 Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the Adviser Shares pursuant to a Distribution Agreement between the Distributor and the Trust. Effective on or about June 30, 2020, the Distributor's name will change to Victory Capital Services, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Adviser Shares. Amounts incurred and paid to the Distributor from July 1, 2019 through March 31, 2020, are $38 thousand and reflected on the Statement of Operations as 12b-1 Fees.

Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

Prior to the Transaction on July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Adviser Shares available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. IMCO also provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may have received 12b-1 fees as described above, with respect to Adviser Shares. Amounts incurred and paid to IMCO from April 1, 2019 through June 30, 2019, were $12 thousand and reflected on the Statement of Operations as 12b-1 Fees.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through March 31, 2020, the expense limit (excluding voluntary waivers) is 0.54% and 0.80% for the Fund Shares and Adviser Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands).

Expires 03/31/2023
$1

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2020.

Prior to the Transaction on July 1, 2019, AMCO agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.80% of the average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect and is not available to be recouped by AMCO. For the period April 1, 2019 through June 30, 2019, amounts reimbursements from the Adviser Shares are reflected on the Statement of Operations as Expenses waived/reimbursed by AMCO.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund may be subject to various risks as described in the Fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity that may continue, worsen and/or trigger other factors impacting the liquidity or value of investments. The impact of health crises and other epidemics and pandemics may affect the global economy in ways that cannot necessarily be foreseen at the present time. Health crises may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the Funds' performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the Fund's prospectus.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

Because the Fund invests primarily in Virginia tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in that state. For more information, see the SAI.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund, if any, during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from April 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended March 31, 2020.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Income on Interfund lending.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended March 31, 2020, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Borrower	$—	$4,469	6	0.93%	$10,095

* For the year ended March 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2020		Year Ended March 31, 2019
Distributions paid from		Distributions paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$19,620	$19,620	$20,464	$20,464

As of the tax year ended March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,591	$(1,707)	$(9,692)	$11,257	$2,449

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to defaulted bond income accruals.

At March 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,006	$8,686	$9,692

As of March 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$706,515	$24,955	$(13,698)	$11,257

8. Liquidity Risk Management Program:

The USAA Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

Financial Statements). The USAA Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

9. Subsequent Events

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment and that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds' investments. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The Board of Trustees of USAA Mutual Funds Trust has approved redesignating the Fund's current Adviser Shares as "Class A" shares ("Redesignation"). This change is expected to be effective in late June 2020 ("Redesignation Date").

Class A shares will be available for purchase through financial intermediaries and the Fund will pay ongoing distribution and/or service (12b-1) fees at annual rate of up to 0.25% of the average daily net assets of its Class A shares. In addition, the Transfer Agency fee will convert to an annual basis point rate of 0.10% of daily net assets of its Class A shares from its current flat per account fee. Class A shares will be offered and sold at their public offering price, which is the net asset value per share plus any applicable initial sales charge, also referred to as a "front-end sales load." For purchases on or after the Redesignation Date, Class A Shares will be offered and sold with the imposition of a maximum

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2020

initial sales charge of up to 2.25% of the offering price of the Fund. A contingent deferred sales charge of up to 0.75% may be imposed on redemptions of Class A shares purchased without an initial sales charge if shares are redeemed within 12 months of purchase.

The Redesignation will be made without the imposition of any sales loads, fees, or other charges to Adviser Shares held in shareholder accounts on the Redesignation Date. The Redesignation will not be considered a taxable event for federal income tax purposes.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Virginia Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Virginia Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2020

35

USAA Mutual Funds Trust	Supplemental Information March 31, 2020

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019, through March 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Actual Ending Account Value 3/31/20	Hypothetical Ending Account Value 3/31/20	Actual Expenses Paid During Period 10/1/19- 3/31/20*	Hypothetical Expenses Paid During Period 10/1/19- 3/31/20*	Annualized Expense Ratio During Period 10/1/19- 3/31/20
Fund Shares	$1,000.00	$993.00	$1,022.35	$2.64	$2.68	0.53%
Adviser Shares	1,000.00	991.70	1,021.00	3.98	4.04	0.80%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-Present).
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2020:

Tax Exempt Income Amount*
100.00%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

40862-0520

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (“Sarbanes Code”) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2020	2019
(a) Audit Fees (1)	$195,700	$260,100
(b) Audit-Related Fees (2)	—	—
(c) Tax Fees (3)	2,174	3,773
(d) All Other Fees (4)	—	—

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2) For the fiscal years ended March 31, 2020 and March 31, 2019, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with PFIC Analyzer Service and tax consulting services.

(4) For the fiscal years ended March 31, 2020 and March 31, 2019, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee’s preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2020	$2,174	$209,662
2019	$3,773	$151,735

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds’ transfer agent, Victory Capital Transfer Agency Inc. and prior transfer agent, USAA Shareholder Account Services (SAS), which includes aggregate fees accrued or paid to Ernst & Young LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2020 and 2019 and also provided certain tax services to Victory Capital Holdings, Inc. in 2019 that were not required to be pre-approved by the Registrant’s Audit and Compliance Committee because the services were not directly related to the operations of the Registrant’s Funds. The Board of Trustees will consider Ernst & Young LLP’s independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	June 4, 2020

By (Signature and Title)*	/s/ James, K. De Vries
James K. De Vries, Principal Financial Officer

Date	June 4, 2020